                                                                    EXHIBIT 10.5


--------------------------------------------------------------------------------


                                  $800,000,000
                     AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 10, 1995
                                     among
                          FIRST DEPOSIT NATIONAL BANK,
                            PROVIDIAN NATIONAL BANK,
                          PROVIDIAN CREDIT CORPORATION
                                      and
                        PROVIDIAN CREDIT SERVICES, INC.,
                                 as Borrowers,
                                 -------------
                            PROVIDIAN BANCORP, INC.,
                                 as Guarantor,
                                 -------------
                           THE LENDERS NAMED HEREIN,
                                  as Lenders
                                  ----------
                                      and
                            THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                            as Administrative Agent
                            -- --------------------
                                      and

        BANK OF AMERICA NATIONAL TRUST        CITICORP USA, INC.
            AND SAVINGS ASSOCIATION

                   CREDIT LYONNAIS, SAN FRANCISCO BRANCH

               CREDIT SUISSE             NATIONSBANK OF TEXAS, N.A.


                                 as Co-Agents
                                 -- ---------


--------------------------------------------------------------------------------

                                 [LOGO] CHASE

                               Table of Contents
                               -----------------
  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                            Page
                                                                            ----

Section 1.  Definitions.....................................................   1

        1.01   Defined Terms................................................   2

        1.02   Other Definitional Provisions................................  14

Section 2.  Amount and Terms of Commitments.................................  14

        2.01   Syndicated Loan Commitments..................................  14

        2.02   Procedure for Syndicated Loan Borrowing......................  15

        2.03   Competitive Bid Option Loans.................................  15

        2.04   Swing Line Loans.............................................  19

        2.05   Changes of Commitments.......................................  20

        2.06   Fees.........................................................  21

        2.07   Lending Offices..............................................  22

        2.08   Several Obligations..........................................  22

        2.09   Evidence of Indebtedness.....................................  22

        2.10   Optional Prepayments and Conversions or Continuations
               of Eurodollar Loans..........................................  22

        2.11   Mandatory Prepayments and Reductions of Commitments..........  23

        2.12   Extension of Termination Date................................  24

        2.13   New Lenders..................................................  25

        2.14   Increases in Commitments.....................................  25

        2.15   Transition Provisions........................................  26

Section 3.  Payments of Principal and Interest..............................  27

        3.01   Repayment of Loans...........................................  27

                                                                            Page
                                                                            ----

        3.02   Interest.....................................................  27

Section 4.  Payments; Pro Rata Treatment; Computations; Etc. ...............  28

        4.01   Payments.....................................................  28

        4.02   Pro Rata Treatment...........................................  28

        4.03   Computations.................................................  29

        4.04   Minimum Amounts..............................................  29

        4.05   Certain Notices..............................................  30

        4.06   Non-Receipt of Funds by the Agent............................  30

        4.07   Sharing of Payments, Etc. ...................................  31

Section 5.  Yield Protection, Etc. .........................................  32

        5.01   Additional Costs.............................................  32

        5.02   Limitation on Types of Loans.................................  34

        5.03   Illegality...................................................  34

        5.04   Treatment of Affected Loans..................................  34

        5.05   Compensation.................................................  35

        5.06   U.S. Taxes...................................................  36

Section 6.  Conditions Precedent............................................  37

        6.01   Effective Date...............................................  37

        6.02   Initial and Subsequent Loans.................................  39

        6.03   Initial and Subsequent Loans to PCSI.........................  39

Section 7.  Representations and Warranties..................................  39

        7.01   Financial Condition..........................................  40

        7.02   No Change....................................................  40

        7.03   Corporate Existence; Compliance with Law.....................  40

        7.04   Corporate Power; Authorization; Enforceable Obligations......  41

                                                                            Page
                                                                            ----

        7.05   No Legal Bar.................................................  41

        7.06   No Material Litigation.......................................  41

        7.07   No Default...................................................  41

        7.08   Ownership of Property; Liens.................................  41

        7.09   Taxes........................................................  41

        7.10   Federal Regulations..........................................  42

        7.11   ERISA........................................................  42

        7.12   Investment Company Act; Other Regulations....................  42

        7.13   Subsidiaries.................................................  42

        7.14   Purpose of Loans.............................................  43

        7.15   True and Complete Disclosure.................................  43

        7.16   Public Utility Holding Company Act...........................  43

Section 8.  Certain Covenants of Each Obligor...............................  43

        8.01   Financial Statements, Etc. ..................................  43

        8.02   Litigation...................................................  45

        8.03   Existence, Etc...............................................  45

        8.04   Insurance....................................................  46

        8.05   Notices......................................................  46

        8.06   Limitation on Fundamental Changes............................  48

        8.07   Limitation on Sale of Assets.................................  48

        8.08   Limitation on Liens..........................................  49

        8.09   Limitation on Transactions with Affiliates...................  50

Section 9.  Additional Obligor-Specific Covenants...........................  50

        9.01   Guarantor Covenants..........................................  50

        9.02   Covenants of FDNB, PNB and PCSI..............................  50

                                                                            Page
                                                                            ----

        9.03   Covenants of PCC.............................................  51

Section 10. Guarantee.......................................................  51

        10.01  Guarantee....................................................  51

        10.02  Right of Set-off.............................................  51

        10.03  No Subrogation...............................................  52

        10.04  Amendments, etc. re Obligations; Waiver of Rights............  52

        10.05  Guarantee Absolute and Unconditional.........................  53

        10.06  Reinstatement................................................  53

Section 11.  Events of Default..............................................  53

Section 12.  The Agent......................................................  56

        12.01  Appointment, Powers and Immunities...........................  56

        12.02  Reliance by Agent............................................  57

        12.03  Defaults.....................................................  57

        12.04  Rights as a Lender...........................................  57

        12.05  Indemnification..............................................  57

        12.06  Non-Reliance on Agent and Other Lenders......................  58

        12.07  Failure to Act...............................................  58

        12.08  Resignation or Removal of Agent..............................  58

        12.09  Co-Agents....................................................  59

Section 13.  Miscellaneous..................................................  59

        13.01  Waiver.......................................................  59

        13.02  Notices......................................................  59

        13.03  Expenses, Etc. ..............................................  59

        13.04  Amendments, Etc. ............................................  60

        13.05  Successors and Assigns.......................................  61

                                                                            Page
                                                                            ----

        13.06  Assignments and Participations...............................  61

        13.07  Survival.....................................................  64

        13.08  Captions.....................................................  64

        13.09  Counterparts.................................................  64

        13.10  Independence of Covenants....................................  64

        13.11  [Reserved]...................................................  64

        13.12  Severability.................................................  64

        13.13  Integration..................................................  64

        13.14  Governing Law................................................  65

        13.15  Submission to Jurisdiction; Waivers..........................  65

        13.16  Waivers of Jury Trial........................................  65


        SCHEDULE I   -  Subsidiaries
        SCHEDULE II  -  Section 8.08(c) Existing Liens
        EXHIBIT A    -  Form of Assignment and Acceptance
        EXHIBIT B    -  Form of CBO Quote Request
        EXHIBIT C    -  Form of CBO Quote
        EXHIBIT D-1  -  Form of Notice of Borrowing of CBO Loans
        EXHIBIT D-2  -  Form of Notice of Borrowing of Syndicated Loans
        EXHIBIT D-3  -  Form of Notice of Borrowing of Swing Line Loans
        EXHIBIT E    -  Form of Opinion of Counsel to the Obligors
        EXHIBIT F-1  -  Form of Syndicated Note
        EXHIBIT F-2  -  Form of Competitive Bid Note
        EXHIBIT G    -  Form of Additional Lender Addendum
        EXHIBIT H    -  Form of Increased Commitment Addendum
        EXHIBIT I    -  Form of Opinion of Counsel to the Lenders

  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 10, 1995, among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK (formerly First Deposit National Credit Card Bank), a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION (formerly Providian National Credit Corporation), a corporation organized and existing under the laws of the State of Delaware ("PCC"), PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions listed on the signature pages hereof under the caption "LENDERS" or which, pursuant to Section 2.12, 2.13 or 13.06(b) hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Lenders (in such capacity, together with any successor appointed pursuant to Section 12.08, the "Agent").

                                   RECITALS

  A. FDNB, PNB, PCC, the Guarantor, the Agent and the banks and financial institutions parties thereto (the "Existing Lenders") entered into a $500,000,000 Credit Agreement, dated as of October 14, 1994 (the "Existing Agreement").

  B. FDNB, PNB, PCC and the Guarantor have requested that the Lenders enter into this Amended and Restated Credit Agreement for the purpose of extending the Termination Date, increasing the aggregate principal amount of the commitments, adding PCSI as a Borrower, adding certain new Lenders, and making certain other amendments.

                                   AGREEMENT

  The parties hereto hereby agree that from and after the Effective Date (as hereinafter defined):

  I. The Dai-Ichi Kangyo Bank, Ltd. and ABN-AMRO Bank N.V. (the "Additional Lenders") shall be parties to the Agreement, as amended and restated hereby, with the rights and obligations of Lenders hereunder, including, without limitation, the obligations to make Loans in an aggregate amount not to exceed their respective Commitments hereunder;

  II. PCSI shall be a party to the Agreement, as amended and restated hereby, with the rights and obligations of a Borrower hereunder, including, without limitation, the right to make borrowings under this Agreement in an aggregate amount not to exceed the PCSI Borrowing Limit; and

 III. The Existing Agreement shall be amended and restated in its entirety as follows:

 Section 1.  Definitions.
             -----------

  1.01  Defined Terms.  As used in this Agreement, the following terms shall
        -------------
have the following meanings:

  "Additional Lender":  as defined in paragraph I above.
   -----------------

  "Additional Lender Addendum":  an agreement, substantially in the form
   --------------------------
attached hereto as Exhibit G, made by a financial institution becoming a "Lender" hereunder and accepted by the Borrowers and the Agent in accordance with Section 2.13.

  "Affiliate":  as to any Person, any other Person which, directly or
   ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

  "Agent":  as defined in the preamble.
   -----

  "Agreement":  this Amended and Restated Credit Agreement, as amended,
   ---------
supplemented or otherwise modified from time to time.

  "Applicable Lending Office": for each Lender and for each Type of Loan, the
   -------------------------
"Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and each Borrower as the office at which its Loans of such Type are to be made and maintained.

  "Applicable Margin":  for each Type of Syndicated Loan, the rate per annum set
   -----------------
forth opposite such Type of Loan below:
 Base Rate Loan           0.0000%
 Eurodollar Loan          0.1750%

  "Assignment and Acceptance": an assignment and acceptance, substantially in
   -------------------------
the form attached hereto as Exhibit A, made by a Lender and an assignee of such Lender and accepted by the Guarantor and the Agent in accordance with and to the extent required by Section 13.06(b).

  "Available Commitment":  as to any Lender at any time, an amount equal to the
   --------------------
excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Syndicated Loans made by such Lender then outstanding.

  "Bankruptcy Code": the Federal Bankruptcy Code of 1978, as amended from time
   ---------------
to time.

  "Base Rate":  for any day, a rate per annum equal to the greater of (a) the
   ---------
Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.

  "Base Rate Loans":  Loans the rate of interest applicable to which is based
   ---------------
upon the Base Rate.

  "Borrowing Date":  any Business Day specified in a notice pursuant to Section
   --------------
2.02, 2.03 or 2.04 as a date on which a Borrower requests the Lenders to make Loans hereunder.

  "Business Day":  any day on which (a) commercial banks are not authorized or
   ------------
required to close in New York City, San Francisco or the State of New Hampshire and (b) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a LIBOR Market Loan or a notice by any Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, dealings in Dollar deposits are carried out in the London interbank market.

  "Capital Stock":  any and all shares, interests, participations or other
   -------------
equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

  "CBO Quote": an offer in accordance with Section 2.03(c) by a Lender to make a
   ---------
Competitive Bid Option Loan with one single specified interest rate.

  "CBO Quote Request": as defined in Section 2.03(b).
   -----------------

  "Chase":  The Chase Manhattan Bank (National Association).
   -----

  "Class":  as to any Loan, its nature as a Competitive Bid Option Loan, a Swing
   -----
Line Loan or a Syndicated Loan.

  "Co-Agents": Bank of America National Trust and Savings Association, Citicorp
   ---------
USA, Inc., Credit Lyonnais, San Francisco Branch, Credit Suisse and NationsBank of Texas, N.A.

  "Code":  the Internal Revenue Code of 1986, as amended from time to time.
   ----

  "Commitment":  as to any Lender, the obligation of such Lender to make
   ----------
Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof under the caption "Commitment", or if such Lender has entered into an Increased Commitment Addendum or one or more Assignment and Acceptances, and with respect to each Lender that becomes a Lender pursuant to an Assignment and Acceptance or an Additional Lender Addendum, as set forth in such Increased Commitment Addendum, Assignment and Acceptance or Additional Lender Addendum (as the same may be reduced from time to time pursuant to Section 2.05). The original aggregate principal amount of the Commitments is $800,000,000.

  "Commitment Percentage":  as to any Lender at any time, the percentage which
   ---------------------
such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding (plus, in the case of each Lender other than the Swing Line Lender, such Lender's participation in Unrefunded Swing

Line Loans and minus, in the case of the Swing Line Lender, the aggregate participations of the Lenders in the Unrefunded Swing Line Loans) constitutes of the aggregate principal amount of the Loans then outstanding).

  "Commitment Period":  the period from and including the date hereof to but not
   -----------------
including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

  "Commonly Controlled Entity":  with respect to any Obligor, an entity, whether
   --------------------------
or not incorporated, which is under common control with such Obligor within the meaning of Section 4001 of ERISA or is part of a group which includes such Obligor and which is treated as a single employer under Section 414 of the Code.

  "Competitive Bid Option Loans":  loans provided for in Section 2.03.
   -----------------------------

  "Consolidated Finance Assets": as of any date of determination, with respect
   ---------------------------
to any Person, the sum of (a) all cash and cash equivalents; (b) short-term investment grade securities; and (c) all consumer loan receivables, credit card receivables, premium finance receivables, residential mortgage receivables and other consumer receivables arising in the ordinary course of business and any other assets consented to in writing by the Required Lenders, less any such receivables which are sixty or more days past due, determined, in each case, on a gross basis.

  "Consolidated Funded Debt": as of any date of determination, with respect to
   ------------------------
any Person, the consolidated Indebtedness of such Person and its Consolidated Subsidiaries.

  "Consolidated Pre-tax Income": with respect to any period, the net income of
   ---------------------------
the Guarantor and its Consolidated Subsidiaries plus (or minus) income tax expense (or benefit) to the extent deducted (or added) in calculating such net income.

  "Consolidated Pre-tax Return on Assets": as of the last day of any Quarterly
   -------------------------------------
Period of the Guarantor, the percentage equivalent of a fraction, the numerator of which is the Consolidated Pre-Tax Income for the twelve months ending on such date and the denominator of which is the average on a monthly basis of all assets of the Guarantor and its Consolidated Subsidiaries for such twelve-month period.

  "Consolidated Senior Funded Debt": as of any date of determination, with
   -------------------------------
respect to any Person, (A) the Consolidated Funded Debt of such Person and its Consolidated Subsidiaries less (B) the Consolidated Subordinated Debt of such Person and its Consolidated Subsidiaries included in (A).

  "Consolidated Shareholders' Equity": as of any date of determination, with
   ---------------------------------
respect to any Person, the consolidated total stockholders' equity of such Person and its Consolidated Subsidiaries.

  "Consolidated Subordinated Debt": as of any date of determination, with
   ------------------------------
respect to any Person, the Subordinated Debt of such Person and its Consolidated Subsidiaries.

  "Consolidated Subsidiary":  as of any date of determination, with respect to
   -----------------------
any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall or should be consolidated with the financial statements of such Person.

  "Consolidated Tangible Capital": as of any date of determination, with respect
   -----------------------------
to any Person, (a) Consolidated Shareholders' Equity less goodwill and identifiable intangibles of such Person (other than identified intangibles consisting of originated mortgage servicing rights, purchased mortgage servicing rights and purchased credit card relationships to the extent that such intangibles are "qualifying intangible assets" under the OCC's risk based capital guidelines, with any limitations thereunder determined on a consolidated basis) plus (b) Consolidated Subordinated Debt minus (c) the excess, if any, of
(i) Consolidated Subordinated Debt of such Person over (ii) 25% of the amount calculated pursuant to clauses (a) and (b) of this definition.

  "Continue", "Continuation" and "Continued" shall refer to the continuation
   --------    ------------       ---------
pursuant to Section 2.10 of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

  "Contractual Obligation":  as to any Person, any provision of any security
   ----------------------
issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

  "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant
   -------    ----------       ---------
to Section 2.10 of one Type of Syndicated Loan into another Type of Syndicated Loan, which may be accompanied by the transfer by a Lender (at its sole discretion but subject to the proviso in the first sentence of (S) 5.01(c)) of a Loan from one Applicable Lending Office to another.

  "Credit Documents":  this Agreement and the Fee Letter.
   ----------------

  "Default":  any of the events specified in Section 11, whether or not any
   -------
requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

  "Dollars" and "$":  dollars in lawful currency of the United States of
   -------       -
America.

  "Effective Date":  as defined in Section 6.01.
   --------------

  "ERISA":  the Employee Retirement Income Security Act of 1974, as amended from
   -----
time to time.

  "ERISA Affiliate": with respect to any Obligor, any corporation or trade or
   ---------------
business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code and the regulations issued thereunder of which such Obligor is a member and (ii) solely with respect to potential liability under
Section 302(c)(11) of ERISA or Section 412(c)(11) of the Code or the lien created under Section 302(f) of ERISA or Section 412(n) of the Code, described in Section 414(m) or (o) of the Code and the regulations issued thereunder of which such Obligor is a member.

  "ERISA Multiemployer Plan": with respect to any Obligor, a multiemployer plan
   ------------------------
as defined in Section 3(37) of ERISA to which such Obligor or any of its ERISA Affiliates has an obligation to contribute.

  "ERISA Pension Plan": with respect to any Obligor, an employee pension benefit
   ------------------
plan as defined in Section 3(2) of ERISA, other than a Multiemployer Plan, which is maintained by such Obligor or any of its ERISA Affiliates.

  "ERISA Plan": an ERISA Pension Plan or an ERISA Welfare Plan.
   ----------

  "ERISA Welfare Plan": with respect to any Obligor, an employee welfare benefit
   ------------------
plan as defined in Section 3(1) of ERISA, other than a Multiemployer Plan, which is maintained by such Obligor or any of its ERISA Affiliates.

  "Eurocurrency Reserve Requirements":  for any day as applied to a Eurodollar
   ---------------------------------
Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System with deposits exceeding $1 billion in respect of eurodollar currency funding liabilities.

  "Eurodollar Base Rate":  with respect to each day during each Interest Period
   --------------------
pertaining to a Eurodollar Loan, the rate per annum equal to the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period (a) in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted,
(b) for delivery on the first day of such Interest Period, (c) for the number of days comprised therein and (d) in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

  "Eurodollar Loans":  Syndicated Loans the interest rates on which are
   ----------------
determined on the basis of the Eurodollar Rate.

  "Eurodollar Rate":  with respect to each day during each Interest Period
   ---------------
pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

       Eurodollar Base Rate
  ------------------------------

  1.00 - Eurocurrency Reserve Requirements

  "Event of Default":  any of the events specified in Section 11, provided that
   ----------------                                               --------
any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

  "Existing Agreement":  as defined in the recitals.
   ------------------

  "Existing Lenders":  as defined in the recitals.
   ----------------

  "Extended Termination Date": the fourth (4th) anniversary date of the
   -------------------------
Effective Date, provided that if such date is not a Business Day, the Extended
                --------
Termination Date shall be the next preceding Business Day.

  "Facility Fee":  as defined in Section 2.06(a).
   ------------

  "Facility Fee Rate":  for each Quarterly Period, the percentage set forth
   -----------------
below opposite the Consolidated Tangible Capital of the Guarantor as of the Quarterly Date immediately preceding such Quarterly Period:

   Consolidated Tangible Capital  Facility Fee Rate
   -----------------------------  -----------------
   greater than or equal to
   $400,000,000                       0.1250%

   less than $400,000,000             0.1500%

  "FDIA": the Federal Deposit Insurance Act, as amended, or any successor
   ----
statute.

  "FDIC": as defined in Section 8.01(h).
   ----

  "FDNB": as defined in the preamble.
   ----

  "Federal Funds Rate": for any day, the rate per annum (rounded upwards, if
   ------------------
necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, provided that (a) if the day for which such rate is to be determined is not a
--------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the arithmetic mean of three rates quoted by Federal funds brokers to Chase on such Business Day on such transactions as determined by the Agent.

  "Fee Letter":  the letter dated August 19, 1994 between the Obligors and the
   ----------
Agent relating to certain agency and other fees in respect of the credit facilities provided hereunder.

  "Financing Lease":  any lease of property, real or personal, the obligations
   ---------------
of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

  "First Scheduled Termination Date": the third (3rd) anniversary date of the
   --------------------------------
Effective Date, provided that if such date is not a Business Day, the First
                --------
Scheduled Termination Date shall be the preceding Business Day.

  "GAAP":  generally accepted accounting principles in the United States of
   ----
America in effect from time to time, except that for purposes of Sections 9.01,
9.02 and 9.03, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements referred to in Section 7.01.

  "Governmental Authority":  any nation or government, any state or other
   ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

  "Guarantee Obligation":  as to any Person (the "guaranteeing person"), any
   --------------------                           -------------------
obligation of the guaranteeing person guaranteeing or intended to guarantee any Indebtedness (the "primary obligations") of any other Person (the "primary
                   -------------------                             -------
obligor") in any manner, whether directly or indirectly, including, without
-------
limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include
--------  -------
endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by such guaranteeing person in good faith.

  "Guarantor":  as defined in the preamble.
   ---------

  "Increased Commitment Addendum":  an agreement, substantially in the form
   -----------------------------
attached hereto as Exhibit H, made by a Lender and accepted by the Obligors and the Agent in accordance with Section 2.14.

  "Indebtedness":  of any Person at any date, (a) all indebtedness of such
   ------------
Person for borrowed money (including, without limitation, deposits but excluding non-interest bearing deposits classified as official checks of such Person) or for the deferred purchase price of property or services (other than trade liabilities and other current or accrued liabilities arising in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture, credit agreement or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all indebtedness for borrowed money secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof; provided, however, that the term Indebtedness shall not include any
         --------  -------
repurchase obligation of such Person with respect to U.S. Government securities on a book entry basis for a period of no more than three months where the repurchase obligation matures no later than the maturity of underlying government obligation and where such Person owns the corresponding underlying government obligation.

  "Insured Depository Institution": an "insured depository institution" as
   ------------------------------
defined in the FDIA, 12 U.S.C.A. (S) 1813(c)(2) (or any successor provision of the FDIA).

 "Interest Period":
  ---------------
        (a) with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on (1) the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 4.05, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month or (2) for any period of less than one month or more than six months selected by the Borrower and acceptable to each Lender as provided in
     Section 4.05, the last day of such period;

        (b) with respect to any Set Rate Loan, the period commencing on the date such Set Rate Loan is made and ending on any Business Day at least 7 days thereafter, as the Borrower may select as provided in Section 2.03(b); and

        (c) with respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in that number of calendar months thereafter as the Borrower may select as provided in Section 2.03(b), except that each such Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (i) if any Interest Period for any Eurodollar Loan or Competitive Bid Option Loan would otherwise end after the Termination Date, such Interest Period shall, subject to clause (iii) below, end on the Termination Date; (ii) subject to clause (i) above, each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Loan or a LIBOR Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) subject to clause (ii) above, except as permitted in Section 4.05, no Interest Period for any Loan (other than a Set Rate Loan or a Swing Line Loan) shall have a duration of less than one month (in the case of a Eurodollar Loan or a LIBOR Market Loan) and, if the Interest Period for any Eurodollar Loan or LIBOR Market Loan would otherwise be a shorter period, a Eurodollar Loan or LIBOR Market Loan shall not be available hereunder for such period.

  "Lenders": as defined in the preamble.
   -------

  "LIBO Margin": as defined in Section 2.03(c)(ii)(C).
   -----------

  "LIBO Rate": for any LIBOR Market Loan, a rate per annum equal to the
   ---------
Eurodollar Rate for the Interest Period for such Loan.

  "LIBOR Auction": a solicitation of CBO Quotes setting forth LIBO Margins based
   -------------
on the LIBO Rate pursuant to Section 2.03.

  "LIBOR Market Loans": Competitive Bid Option Loans interest rates on which are
   ------------------
determined on the basis of LIBO Rates pursuant to a LIBOR Auction.

  "Lien":  any mortgage, pledge, hypothecation, assignment, deposit arrangement,
   ----
encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

  "Loan":  any loan made by any Lender pursuant to this Agreement.
   ----

  "Majority Lenders":  at any time, Lenders the Commitment Percentages of which
   ----------------
aggregate more than 50%.

  "Material Adverse Effect":  with respect to any Obligor, a material adverse
   -----------------------
effect on (a) the financial condition of such Obligor and its Subsidiaries taken as a whole, (b) the ability of such Obligor to perform its material obligations under any of the Credit Documents to which it is a party, (c) the validity or enforceability of any material provisions of the Credit Documents or (d) the rights and remedies of the Lenders and the Agent under any of the Credit Documents but, in the case of this clause (d), excluding any developments and events generally applicable to comparable banks and financial institutions.

  "Material Subsidiary": as to any Person, a Subsidiary, in which (a) such
   -------------------
Person's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of such Subsidiary exceeds 10 percent of the total assets of such Person and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or (b) such Person's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items, and the cumulative effect of a change in accounting principles of such Subsidiary exceeds 10 percent of such income of such Person and its Subsidiaries consolidated for the most recently completed fiscal year.

  "New Lender":  as defined in Section 2.13.
   ----------

  "Obligations":  the collective reference to the unpaid principal of and
   -----------
interest on the Loans and all other amounts owing by the Borrowers to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred under this Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrowers pursuant to the terms of this Agreement).

  "OCC":  the United States Office of the Comptroller of Currency.
   ---

  "Participant":  as defined in Section 13.06(c).
   -----------

  "PBGC":  the Pension Benefit Guaranty Corporation established pursuant to
   ----
Subtitle A of Title IV of ERISA, or any successor thereto.

  "PCC":  as defined in the preamble.
   ---

  "PCSI":  as defined in the preamble.
   ----

  "PCSI Borrowing Limit":  at any time during any of the periods set forth
   --------------------
below, the amount set forth opposite such period:

        Period                                        PCSI Borrowing Limit
        ------                                        --------------------

From the Effective Date to but excluding the
 first anniversary thereof                                 $150,000,000

From the first anniversary of the Effective
 Date to but excluding the second anniversary
 thereof                                                   $250,000,000

From the second anniversary of the Effective
 Date to but excluding the third anniversary
 thereof                                                   $350,000,000

Thereafter                                         The aggregate amount of the
                                                            Commitments


  "Person":  an individual, partnership, corporation, business trust, joint
   ------
stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

  "Plan":  at a particular time, any employee benefit plan which is covered by
   ----
ERISA and in respect of which a Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

  "PNB":  as defined in the preamble.
   ---

  "Post-Default Rate":  in respect of any principal of or interest on any Loan
   -----------------
or any other amount under this Agreement or any other Credit Document that is not paid when due, after giving effect to any applicable grace period (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% plus the
                                                                    ----
Base Rate as in effect from time to time (provided that, if the amount so in
                                          --------
default is principal of a Eurodollar Loan or a Competitive Bid Option Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of the Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02 and,
           ----
thereafter, the rate provided for above in this definition).

  "Prime Rate": the rate of interest per annum publicly announced from time to
   ----------
time by Chase as its prime commercial lending rate in effect at its Principal Office (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors).

  "Principal Office": the principal office of Chase, located on the date
   ----------------
hereof at 1 Chase Manhattan Plaza, New York, New York 10081.

  "Property": any right or interest in or to property of any kind
   --------
whatsoever, whether real, personal or mixed and whether tangible or intangible.

  "Quarterly Dates": the last day of March, June, September and December
   ---------------
in each year; provided that if any such day is not a Business Day, then such
              --------
Quarterly Date shall be the next preceding Business Day.

  "Quarterly Period": each fiscal quarter of the Guarantor or part
   ----------------
thereof during the period from the date of this Agreement to the Termination
Date.

  "Quotation Date":  as defined in Section 2.03(b).
   --------------

  "Receivable": any amount owing, from time to time, with respect to a
   ----------
credit card, consumer revolving or consumer installment loan account, residential mortgage loan account or other consumer receivable owned by a Borrower, including without limitation, amounts owing for payment of goods and services, cash advances, convenience checks, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products.

  "Reference Lenders": Chase, Credit Suisse and Bank of America National
   -----------------
Trust and Savings Association or any successor designated pursuant to Section 2.05(c).

  "Register":  as defined in Section 13.06(h).
   --------

  "Regulation U":  Regulation U of the Board of Governors of the Federal
   ------------
Reserve System as in effect from time to time.

  "Regulatory Change":  with respect to any Lender, any change after the
   -----------------
date of this Agreement in Federal, state or foreign law or regulations (other than a voluntary change by such Lender of its status from a national Lender to a state Lender or thrift or vice versa) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or financial institutions including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

  "Required Lenders":  at any time, Lenders the Commitment Percentages of which
   ----------------
aggregate more than 66-2/3%.

  "Requirement of Law":  as to any Person, the Certificate of Incorporation and
   ------------------
By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

  "Responsible Officer":  with respect to any Obligor, the chairman of the
   -------------------
board, the chief executive officer, president, executive vice president, chief financial officer, senior financial officer, treasurer, vice president, finance or any senior vice president of such Obligor or, with respect to financial matters, the chief financial officer, senior financial officer, treasurer, controller, vice president, finance or vice president, corporate development of such Obligor; provided, that the term
                                                  --------
Responsible Officer shall also include any officer of such Obligor having a different title but performing the same or similar functions as the above-designated officers.

  "Set Rate": as defined in Section 2.03(c)(ii)(D).
   --------

  "Set Rate Auction": a solicitation of CBO Quotes setting forth Set Rates
   ----------------
pursuant to Section 2.03.

  "Set Rate Loans": Competitive Bid Option Loans the interest rates on
   --------------
which are determined on the basis of Set Rates pursuant to a Set Rate Auction.

  "Subordinated Debt":  with respect to any Person, any unsecured
   -----------------
Indebtedness of such Person the payment of the principal of and interest on which and other payment obligations of such Person in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Loans and all other payment obligations and liabilities of such Person to the Agent and the Lenders hereunder; provided that the terms of such subordination may allow payments on such Indebtedness if no Default or Event of Default has occurred and is continuing hereunder.

  "Subsidiary":  as to any Person, a corporation, partnership or other entity
   ----------
of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

  "Swing Line Amount":  $50,000,000.
   -----------------

  "Swing Line Base Rate":  for any day, with respect to any Swing Line
   --------------------
Base Rate Loan, a rate per annum equal to (x) the Federal Funds Rate for such day plus (y) 0.3750% per annum.
    ----

  "Swing Line Base Rate Loans": Swing Line Loans that bear interest at rates
   --------------------------
based upon the Swing Line Base Rate.

  "Swing Line Commitment": the obligation of the Swing Line Lender to
   ---------------------
make Swing Line Loans in an aggregate amount at any one time outstanding up to but not exceeding the Swing Line Amount.

  "Swing Line Lender": Chase.
   -----------------

  "Swing Line Loans": as defined in Section 2.04(a).
   ----------------

  "Swing Line Money Market Loans": Swing Line Loans that bear interest
   -----------------------------
at rates based upon the Swing Line Money Market Rate.

  "Swing Line Money Market Rate": the rate of interest per annum
   ----------------------------
applicable to a Swing Line Money Market Loan to a Borrower as agreed by the Swing Line Lender and a Borrower pursuant to Section 2.04(b).

  "Syndicated Loans":  as defined in Section 2.01.
   ----------------

  "Termination Date": (i) (A) the First Scheduled Termination Date or (B) if
   ----------------
the Termination Date has been extended pursuant to Section 2.12, the Extended Termination Date, or (ii) such earlier date as the Commitments shall be terminated pursuant to Section 2.05(b) or 11.

  "Type":  as to any Loan, its nature as a Base Rate Loan, a Eurodollar
   ----
Loan, a Swing Line Base Rate Loan, a Swing Line Money Market Loan, a LIBOR Market Loan or a Set Rate Loan.

  "Unrefunded Eurodollar Loans":  as defined in Section 2.15(b).
   ---------------------------

  "Unrefunded Swing Line Loans":  as defined in Section 2.04(d).
   ---------------------------

  "Utilization Fee":  as defined in Section 2.06(b).
   ---------------

  "Utilization Fee Rate": 0.1250% per annum.
   --------------------


          1.02  Other Definitional Provisions.
                -----------------------------

          (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.
          (b) As used herein, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Obligors and their respective Subsidiaries not defined in Section 1.01 and accounting terms partly defined in Section 1.01, to the extent not defined, shall have the respective meanings given to them under GAAP.
          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.
          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          Section 2.  Amount and Terms of Commitments.
                      -------------------------------

          2.01  Syndicated Loan Commitments.
                ---------------------------

          (a) Subject to the terms and conditions hereof, each Lender severally agrees to make Syndicated Loans ("Syndicated Loans") to any and each Borrower
                                  ----------------
from time to time during the Commitment Period on any Business Day in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment, provided that the aggregate principal amount of all
                             --------
Syndicated Loans, together with the aggregate principal amount of all Competitive Bid Option Loans and all Swing Line Loans at
any one time outstanding to all the Borrowers shall not exceed an amount equal to the aggregate amount of the Commitments in effect at such time, and provided,
                                                                       --------
further, that the aggregate principal amount of all Loans to PCSI at any one
-------
time outstanding shall not exceed an amount equal to the PCSI Borrowing Limit at such time. During the Commitment Period each Borrower may use the Commitments by borrowing, prepaying the Syndicated Loans in whole or in part, reborrowing, Converting Syndicated Loans of one Type into Syndicated Loans of another Type or Continuing Syndicated Loans of one Type as Syndicated Loans of the same Type, all in accordance with the terms and conditions hereof.

          (b) The Syndicated Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the applicable Borrower and notified to the Agent in accordance with Sections 2.02 and 2.10, provided that no Syndicated Loan shall be made as a Eurodollar Loan
          --------
after the day that is one month prior to the Termination Date.

          (c) The Competitive Bid Option Loans and Swing Line Loans made by a Lender shall not reduce the Commitment of such Lender to make Syndicated Loans, except to the extent that the aggregate principal amount of all Syndicated Loans, together with the aggregate principal amount of all Competitive Bid Option Loans and all Swing Line Loans at any one time outstanding to all the Borrowers shall exceed an amount equal to the aggregate amount of the Commitments in effect at such time.

          2.02  Procedure for Syndicated Loan Borrowing.  Each Borrower may
                ---------------------------------------
borrow under the Commitments during the Commitment Period on any Business Day,

provided that each Borrower shall give the Agent irrevocable notice prior to
--------
11:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Syndicated Loans are to be initially Eurodollar Loans, or (b) on the requested Borrowing Date, otherwise, specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date,
(iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, at least $5,000,000 (or, if the then Available Commitments are less than $5,000,000, such lesser amount) and
(y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from a Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of such Borrower at account number NYAON 900-9-000002 maintained by the Agent with Chase at the Principal Office prior to 1:00 P.M., New York City time, on the Borrowing Date requested by such Borrower in funds immediately available to the Agent. Such borrowing will then be made available to such Borrower by the Agent by depositing the aggregate of the amounts made available to the Agent by the Lenders, in like funds as received by the Agent, in the account of such Borrower at such office, or in another account designated by such Borrower in a notice to the Agent hereunder.

          2.03  Competitive Bid Option Loans.
                ----------------------------

          (a) Subject to the terms and conditions of this Agreement, any Borrower may request the Lenders to make offers to make Competitive Bid Option Loans to such Borrower from time to time during the Commitment Period on any Business Day. The Lenders may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03.

Competitive Bid Option Loans may be LIBOR Market Loans or Set Rate Loans, provided that the aggregate principal amount of all Competitive Bid Option
--------
Loans, together with the aggregate principal amount of all Syndicated Loans and all Swing Line Loans, at any one time outstanding to all Borrowers shall not exceed an amount equal to the aggregate amount of the Commitments at such time, and, provided, further, that the aggregate principal amount of all Loans to
     --------  -------
PCSI at any one time outstanding shall not exceed an amount equal to the PCSI Borrowing Limit at such time.

          (b) When any Borrower wishes to request offers to make Competitive Bid Option Loans, it shall give the Agent (which shall promptly notify the Lenders) notice (a "CBO Quote Request") no later than 11:00 a.m. New York City time on
           -----------------
(x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of borrowing proposed therein, in the case of a Set Rate Auction (or, in any such case, such other time and date as such Borrower and the Agent, with the consent of the Majority Lenders, may agree). Each Borrower may request offers to make Competitive Bid Option Loans for up to three different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for
                                                --------
each separate Interest Period shall be deemed to be a separate CBO Quote Request for a separate borrowing (a "Competitive Bid Option Borrowing"). Each such
                             --------------------------------
notice shall be substantially in the form of Exhibit B hereto and shall specify as to each Competitive Bid Option Borrowing:

          (i) the proposed date of such borrowing, which shall be a Business
Day;

          (ii) the aggregate amount of such Competitive Bid Option Borrowing, which shall be at least $5,000,000 (or a larger whole multiple of $1,000,000) but shall not cause the limit specified in Section 2.03(a) to be violated;

          (iii) the duration of the Interest Period applicable thereto;

          (iv) whether the CBO Quotes requested for a particular Interest Period are for LIBOR Market Loans or Set Rate Loans; and

          (v) if the CBO Quotes requested are for Set Rate Loans, the date on which the CBO Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such CBO Quotes are to be submitted is called the "Quotation Date").
 --------------

      (c) (i) Each Lender may submit one or more CBO Quotes, each containing an offer to make a Competitive Bid Option Loan in response to any CBO Quote Request; provided that, if a Borrower's request under Section 2.03(b) specified
         --------
more than one Interest Period, such Lender may make a single submission containing one or more CBO Quotes for each such Interest Period. Each CBO Quote must be submitted to the Agent not later than (x) 2:30 p.m. New York City time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:45 a.m. New York City time on the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Borrower requesting such bids and the Agent, with the consent of the Majority Lenders, may agree); provided that any CBO Quote may be submitted by
                              --------
Chase (or its Applicable Lending Office) only if Chase (or such Applicable Lending Office) notifies the requesting Borrower of the terms of the offer contained therein not later than (x) 2:15 p.m.

New York City time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:30 a.m. New York City time on the Quotation Date, in the case of a Set Rate Auction. Subject to Sections 5.03,
6.02 and 11 hereof, any CBO Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the requesting Borrower.

          (ii) Each CBO Quote shall be substantially in the form of Exhibit C hereto and shall specify:

          (A)   the proposed date of borrowing and the Interest Period therefor;

          (B) the principal amount of the Competitive Bid Option Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 (or a larger whole multiple of $1,000,000); provided that
                                                                   --------
      the aggregate principal amount of all Competitive Bid Option Loans for which a Lender submits CBO Quotes (x) may be greater or less than the Available Commitment of such Lender but (y) may not exceed the principal amount of the Competitive Bid Option Borrowing for a particular Interest Period for which offers were requested;

          (C) in the case of a LIBOR Auction, the margin above or below the applicable LIBO Rate (the "LIBO Margin") offered for each such Competitive
                                 -----------
      Bid Option Loan, expressed as a percentage (rounded, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable LIBO Rate;

          (D) in the case of a Set Rate Auction, the rate of interest per annum (rounded, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Option Loan (the "Set Rate"); and
                                             --------

          (E)  the identity of the quoting Lender.

Unless otherwise agreed by the Agent and the requesting Borrower, no CBO Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable CBO Quote Request (other than a condition limiting the aggregate amount of Competitive Bid Option Loans for which such CBO Quote may be accepted) and, in particular, no CBO Quote may be conditioned upon acceptance by such Borrower of all (or some specified minimum other than set forth herein) of the principal amount of the Competitive Bid Option Loans for which such CBO Quote is being made.

          (d) The Agent shall (x) in the case of a Set Rate Auction, as promptly as practicable after the CBO Quote is submitted (but in any event not later than 10:15 a.m. New York City time on the Quotation Date) or (y) in the case of a LIBOR Auction, by 4:00 p.m. New York City time on the day a CBO Quote is submitted, notify the requesting Borrower of the terms (i) of any CBO Quote submitted by a Lender in accordance with Section 2.03(c) and (ii) of any CBO Quote that amends, modifies or is otherwise inconsistent with a previous CBO Quote submitted by such Lender with respect to the same CBO Quote Request. Any such subsequent CBO Quote shall be disregarded by the Agent unless such subsequent CBO Quote is submitted solely to correct a manifest error in such former CBO Quote. The Agent's notice to the requesting Borrower shall specify
(A) the aggregate principal amount of the Competitive Bid Option Borrowing for which offers have been received and (B) the respective principal amounts and LIBO Margins or Set Rates, as the case may be, so offered by each Lender (identifying the Lender that made each CBO Quote).

          (e) Not later than (x) 10:00 a.m. New York City time on the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 11:00 a.m. New York City time on the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the requesting Borrower and the Agent, with the consent of the Majority Lenders, may agree), the requesting Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) (and the failure of the requesting Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall be in substantially the form of Exhibit D-1 hereto and shall specify the aggregate principal amount of offers that are accepted for each Interest Period. The requesting Borrower may accept any CBO Quote in whole or in part (provided that any CBO Quote accepted
                                          --------
in part shall be at least $5,000,000 or a larger whole multiple of $1,000,000, but provided, further, that the CBO Quote with the highest LIBO Margin or Set
    --------  -------
Rate of the CBO Quotes that are accepted for each Competitive Bid Option Borrowing may be accepted in part for less than $5,000,000, but shall be for at least $1,000,000 or a larger whole multiple thereof); provided that:
                                                      --------
          (i) the aggregate principal amount of each Competitive Bid Option Borrowing may not exceed the applicable amount set forth in the related CBO Quote Request;

          (ii) the aggregate principal amount of each Competitive Bid Option Borrowing shall be at least $5,000,000 (or a larger whole multiple of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

          (iii) acceptance of offers may be made only in ascending order of LIBO Margins or Set Rates, as the case may be, in each case beginning with the lowest rate so offered; and

          (iv) the requesting Borrower may not accept any offer where the Agent has advised such Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails in any material respect to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a)).

If offers are made by two or more Lenders with the same LIBO Margins or Set Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Option Loans in respect of which such offers are accepted shall be allocated by the requesting Borrower among such Lenders as nearly as possible (in amounts of at least $5,000,000 or larger multiples of $1,000,000, except that if such Lenders' LIBO Margins or Set Rates are the highest of those accepted, such Borrower may allocate Competitive Bid Option Loans to such Lenders in amounts of less than $5,000,000, but such Loans shall be for at least $1,000,000 or a larger whole multiple thereof) in proportion to the aggregate principal amount of such offers. Determinations by the requesting Borrower of the amounts of Competitive Bid Option Loans shall be conclusive in the absence of manifest error. Notwithstanding anything else herein to the contrary, the requesting Borrower shall not be obligated to accept any CBO Quote unless it shall have delivered a notice of acceptance as provided in this Section 2.03(e).

          (f) Any Lender whose offer to make any Competitive Bid Option Loan has been accepted shall, not later than 1:00 p.m. New York City time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at account number NYAON 900-9-000002 maintained by the Agent with Chase at the Principal Office in immediately available funds, for account of the requesting Borrower. Such borrowing will then be made available to such Borrower by the Agent by depositing the aggregate of the amounts made available to the Agent by the Lenders, in like funds as received by the Agent, in the account of such Borrower at such office, or in another account designated by such Borrower in a notice to the Agent hereunder.

          (g) Except for the purpose and to the extent expressly stated in
Section 2.05(b), the amount of any Competitive Bid Option Loan made by any Lender shall not constitute a utilization of such Lender's Commitment.

          (h) Promptly following each Competitive Bid Option Borrowing, the Agent shall notify each Lender of the ranges of bids submitted and the highest and lowest bids accepted for each Interest Period requested by the requesting Borrower and the aggregate amount borrowed pursuant to such Competitive Bid Option Borrowing.

          (i) Each Borrower which makes a Competitive Bid Loan request shall pay to the Agent an administrative fee of $750 (regardless of the number of Interest Periods in such request).

          2.04  Swing Line Loans.
                ----------------

         (a) Each Borrower may request the Swing Line Lender to make, and the Swing Line Lender agrees, upon the terms and subject to the conditions hereof, to make, loans (each, a "Swing Line Loan") to such Borrower from time to time
                         ---------------
during the Commitment Period on any Business Day in an aggregate amount not to exceed at any time outstanding the Swing Line Lender's Swing Line Commitment in effect at such time; provided, that (i) the aggregate principal amount of all
                     --------
Swing Line Loans, together with the aggregate principal amount of all Competitive Bid Option Loans and all Syndicated Loans at the time outstanding to all Borrowers shall not exceed an amount equal to the aggregate amount of the Commitments in effect at such time, (ii) the aggregate principal amount of all Swing Line Loans made by the Swing Line Lender, together with the aggregate principal amount of all Syndicated Loans made by the Swing Line Lender at the time outstanding to all Borrowers, shall not exceed the greater of Swing Line Lender's Commitment or the Swing Line Commitment in effect at such time and
(iii) the aggregate principal amount of all Loans to PCSI at any one time outstanding shall not exceed an amount equal to the PCSI Borrowing Limit at such time. Each borrowing of Swing Line Loans shall be in an amount not less than $2,500,000 and in integral multiples of $500,000 in excess thereof, and shall bear interest as provided in Section 3.02. On the terms and subject to the conditions of this Agreement, each Borrower may borrow under this Section 2.04, repay pursuant to Section 3.01 or prepay and reborrow under this Section 2.04.

          (b) Each borrowing of Swing Line Loans shall be made on notice, given not later than 3:30 p.m. (New York City time) on the date of the proposed borrowing, by the Borrower requesting such Swing Line Loan to the Agent. The Agent shall give prompt notice thereof to the Swing Line Lender. Each such notice of a borrowing of Swing Line Loans shall be substantially in the form of Exhibit D-3 hereto (a "Notice of Swing Line Borrowing") and shall be by
                       ------------------------------
telephone (promptly confirmed in writing), telefacsimile (promptly confirmed by telephone) or delivered by hand, specifying therein (i) the requested date of such borrowing; (ii) the requested amount of such borrowing and (iii) whether the Swing Line Loans requested by such notice will bear interest at the Swing Line Money Market Rate (as such rate may be agreed between the requesting Borrower and the Agent as of the date of the making of such Swing Line Loan) or the Swing Line Base Rate. The Swing Line Lender will make such borrowing available to the Agent within two (2) hours after receipt of such notice of such borrowing at account number NYAON 900-9-000002 maintained by the Agent with Chase at the Principal Office in immediately available funds, for account of the requesting Borrower. Such borrowing will then be made available to such Borrower by the Agent by depositing the aggregate of the amounts made available to the Agent by the Swing Line Lender, in like funds as received by the Agent, in the account of such Borrower at such office, or in another account designated by such Borrower in a notice to the Agent hereunder.

          (c) The amount of each Swing Line Loan shall be payable on the seventh
(7th) Business Day following the making of such Loan and in any event on the Termination Date. A Borrower may prepay any Swing Line Loan on any Business Day only upon notice, which shall be irrevocable, to the Agent, received by the Agent not later than 12:00 noon (New York City time) on such Business Day and otherwise given in accordance with Section 4.05. Notwithstanding the occurrence of any Default or Event of Default or noncompliance with the conditions precedent set forth in Section 6, if any Swing Line Loans shall remain outstanding at 10:00 A.M., New York City time, on the seventh Business Day following the Borrowing Date thereof and if by such time on such seventh Business Day the Agent shall have received neither (i) a notice of borrowing delivered pursuant to Section 2.02 requesting that Loans be made pursuant to
Section 2.01 on such Business Day in an amount at least equal to the aggregate principal amount of such Swing Line Loans, nor (ii) any other notice indicating the related Borrower's intent to repay such Swing Line Loans with funds obtained from other sources, the Agent shall be deemed to have received a Notice of Borrowing from such Borrower pursuant to Section 2.02 requesting that Base Rate Loans be made pursuant to Section 2.01 on such Business Day in an amount equal to the aggregate amount of such Swing Line Loans, and the procedures set forth in Section 2.02 shall be followed in making such Base Rate Loans. The proceeds of such Base Rate Loans shall be applied to repay such Swing Line Loans.

          (d) If, for any reason, Base Rate Loans may not be made pursuant to paragraph (c) of this Section 2.04 to repay Swing Line Loans as required by such paragraph, effective on the date such Base Rate Loans would otherwise have been made, each Lender severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Default or Event of Default, to the extent of such Lender's Commitment Percentage, purchase a participating interest in such Swing Line Loans ("Unrefunded Swing Line Loans").
                                                  ---------------------------
Each Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation, and the proceeds of such participation shall be distributed by the Agent to the Swing Line Lender in such amount as will reduce the amount of the participating interest retained by the Swing Line Lender in its Swing Line Loans to its Commitment Percentage of the Base Rate Loans which were to have been made pursuant to paragraph (c) of this Section
2.04.  Each Lender shall share on a pro rata basis (calculated by reference to
                                    --------
its participating interest in such Swing Line Loans) in any interest which accrues thereon and in all repayments thereof. All payments in respect of Unrefunded Swing Line Loans and participations therein shall be made in accordance with Section 4.02.

          2.05  Changes of Commitments.
                ----------------------

          (a) The aggregate amount of the Commitments and the Swing Line Commitment shall be automatically reduced to zero on the Termination Date.

          (b) The Borrowers shall have the right at any time or from time to time (i) so long as no Swing Line Loans, Syndicated Loans or Competitive Bid Option Loans are
outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate principal amount of all Swing Line Loans, Competitive Bid Option Loans and Syndicated Loans); provided that (x) the
                                                    --------
Borrowers shall give notice of each such termination or reduction as provided in
Section 4.05 and (y) each partial reduction shall be in an aggregate amount at least equal to $10,000,000 or in whole multiples of $10,000,000 in excess thereof or, if less, the amount of the Available Commitments.

          (c) Provided that no Default or Event of Default shall have occurred and be continuing, the Borrowers, may, at any time, replace any Lender that has requested compensation from any Borrower pursuant to Section 5.01 or 5.06 or whose obligations in respect of Eurodollar Loans or LIBOR Market Loans have been suspended pursuant to Section 5.03 by giving not less than ten (10) Business Days' prior notice to the Agent (which shall promptly notify such Lender) that it intends to replace such Lender with respect to its Commitment with one or more banks or financial institutions (including, but not limited to, any other Lender under this Agreement) selected by the Borrowers and acceptable to the Swing Line Lender and the Agent (which acceptance shall not be unreasonably withheld). Upon the effective date of any replacement under this Section 2.05(c) and as a condition to such replacement, (i) the replacement bank or financial institution shall purchase the Loans of the Lender being replaced and such Lender's rights hereunder for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus accrued and unpaid interest on such Loans and accrued and unpaid Facility Fees or Utilization Fees and any other amounts payable to such Lender hereunder and (ii) an Assignment and Acceptance shall be executed and delivered by such Lender and replacement bank at the expense of the Borrowers and accepted by the Agent as provided in
Section 13.06(b), whereupon such replacement bank or financial institution shall become a "Lender" for all purposes of this Agreement having a Commitment in the amount of such Lender's Commitment assumed by it, and such Commitment of the Lender being replaced shall be terminated upon such effective date and all of such Lender's rights and obligations under this Agreement shall terminate (provided that the obligations of the Borrowers under Sections 5.01, 5.05, 5.06 and 13.03 to such Lender shall survive such replacement as provided in Section 13.07). If the Commitment of any Lender that is a Reference Lender (or whose Applicable Lending Office is a Reference Lender, as the case may be) shall terminate (other than pursuant to Section 11 hereof) such Reference Lender shall thereupon cease to be a Reference Lender and, if as a result of the foregoing, there shall only be two Reference Lenders remaining, then the Agent (with the approval of the Borrowers, such approval not to be unreasonably withheld) shall, by notice to the Borrowers and the Lenders, designate another Lender as a Reference Lender, so that there shall at all times be three Reference Lenders.

          (d) The Commitments once terminated or reduced may not be reinstated.

          2.06  Fees.
                ----

          (a) The Borrowers jointly and severally agree to pay to the Agent for the account of each Lender a fee (a "Facility Fee") on the daily average amount
                                     ------------
of such Lender's Commitment (whether or not such Commitment has been used, in whole or in part, by the making of Loans hereunder) for the period from and including the date of this Agreement to but not including the earlier of the date such Commitment is terminated and the Termination Date, at a rate per annum equal to the Facility Fee Rate. Accrued Facility Fees shall be payable in arrears on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Termination Date.

          (b) For each Quarterly Period from the date of this Agreement to and including the Termination Date during which the daily average aggregate principal amount of all Syndicated Loans and Swing Line Loans outstanding exceeds an amount equal to 50% of the daily average of the total Commitments in effect, each Borrower agrees to pay to the Agent for the account of the Lenders a fee (a "Utilization Fee") on such Borrower's proportionate share (based on
          ---------------
the Loans outstanding to all Borrowers) of the excess of (i) the daily average principal amount of all Syndicated Loans and Swing Line Loans outstanding during such Quarterly Period over (ii) 50% of the daily average of the total Commitments in effect during such Quarterly Period, at a rate per annum equal to the Utilization Fee Rate. Accrued Utilization Fees, if any, shall be payable in arrears on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Termination Date.

          (c) The Borrowers jointly and severally agree to pay to the Agent an administrative agency fee pursuant to the terms of the Fee Letter.

          2.07  Lending Offices.  The Loans of each Type made by each Lender
                ---------------
shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

          2.08  Several Obligations.  The failure of any Lender to make any
                -------------------
Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and no Lender shall have any obligation to the Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender. The amounts payable by any Borrower at any time hereunder to each Lender shall be separate and independent debts.

          2.09  Evidence of Indebtedness.
                ------------------------

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to the Applicable Lending Office of such Lender resulting from each Loan made by such Applicable Lending Office of such Lender from time to time, including amounts of principal and interest payable and paid to such Applicable Lending Office of such Lender from time to time under this Agreement.

          (b) The Agent shall maintain the Register pursuant to Section 13.06(h), and a subaccount for each Lender, in which Register and subaccount (taken together) shall be recorded (i) the amount of each Loan made hereunder, the Borrower of each Loan, the Type and Class of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from any Borrower and any Lender's share thereof.

         (c) The entries made in the Register and accounts maintained pursuant to paragraphs (a) and (b) of this Section 2.09 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the
                                               --------  -------
failure of any Lender or the Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          2.10  Optional Prepayments and Conversions or Continuations of
                --------------------------------------------------------
Eurodollar Loans.  Subject to Sections 4.04, 5.01, 5.02 and 5.03, any Borrower
----------------
shall have
the right to prepay, in whole or in part, Syndicated Loans, or to Convert Syndicated Loans of one Type into Syndicated Loans of another Type or Continue Syndicated Loans of one Type as Syndicated Loans of the same Type, at any time or from time to time, without premium or penalty (but without limiting the obligations of such Borrower under Section 5.05), provided that: (a) the
                                                  --------
Borrower shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder), and (b) upon any prepayment of any Eurodollar Loan prior to the last day of the Interest Period applicable thereto, the Borrower shall pay to each Lender, in addition to any other amounts payable by the Borrower hereunder in connection with such prepayment, any amounts payable to such Lender pursuant to Section 5.05(a). Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 11 hereof, in the event that any Event of Default shall have occurred and be continuing, the Agent may (and at the request of the Majority Lenders shall) suspend the right of any Borrower to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Syndicated Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Base Rate Loans. No Borrower shall have any right to prepay Competitive Bid Option Loans.

          2.11  Mandatory Prepayments and Reductions of Commitments.
                ---------------------------------------------------
          (a) If, at any time, the aggregate principal amount of Loans outstanding exceeds the aggregate amount of the Commitments, the Borrowers will, within one (1) Business Day, prepay an amount of Loans (together with accrued interest thereon and amounts payable pursuant to Section 5.05) such that, after giving effect thereto, the aggregate principal amount of Loans outstanding to all Borrowers does not exceed such aggregate amount of the Commitments.

          (b) The Borrowers shall repay the aggregate principal amount of all Loans to the Borrowers hereunder (together with accrued interest thereon) and any other amounts owing to any Lender that shall have declined to extend the Termination Date as set forth in Section 2.12 on the Termination Date in effect with respect to such Lender without giving effect to such extension.

          (c) If, on any Business Day, the aggregate principal amount of Swing Line Loans outstanding exceeds the Swing Line Commitment in effect on such Business Day (other than by reason of the application of the proceeds of any Syndicated Loans made to the Borrower on such Business Day) the Borrowers shall, within one (1) Business Day after notice thereof delivered by the Agent to the Borrowers, prepay an amount of Swing Line Loans (together with accrued interest thereon and amounts payable pursuant to Section 5.05) such that, after giving effect thereto, the aggregate principal amount of such Swing Line Loans does not exceed such Swing Line Commitment.

          (d) If, on any Business Day on which any Syndicated Loans are made or are to be made to any Borrower, the effect of the making of any such Loan is or would be to cause the aggregate amount of the Syndicated Loans and the Swing Line Loans of the Swing Line Lender to exceed the greater of the Swing Line Lender's Commitment or the Swing Line Commitment in effect on such Business Day after giving effect to the making of such Loan, such Borrower shall, on such Business Day, apply such portion of the proceeds of such Syndicated Loans as is required to prepay an amount of Swing Line Loans (together with accrued interest thereon and amounts payable pursuant to Section 5.05) such that, after giving effect thereto, the aggregate principal amount of the Syndicated Loans and Swing Line Loans of the Swing Line Lender does not exceed the greater of the Swing Line Lender's Commitment or the Swing Line Commitment in effect at such time. Each Borrower hereby irrevocably authorizes and directs the Agent to apply such portion of the proceeds of such Syndicated Loans, otherwise payable to such Borrower's account pursuant to Section 2.02, to the Swing Line Lender in satisfaction of such Borrower's prepayment obligation under this Section 2.11(d).

          2.12  Extension of Termination Date.
                -----------------------------

          (a) The Borrowers may, by notice given to the Agent (which shall promptly deliver a copy thereof to the Lenders) not less than sixty (60) days prior to the first, second or third anniversaries of the Effective Date request that the Termination Date for all Lenders be extended for one additional year; provided that the Borrowers may obtain only one such extension. Not later
--------
than thirty (30) days after the Borrowers shall have made such request, each Lender, acting in its sole discretion, shall notify the Agent of its response to such request;

provided that any Lender which fails to respond to any such request shall be
--------
deemed to have denied such request. Such extension shall be effective as to each Lender agreeing to such extension when (i) each Borrower shall have delivered a certificate to the Agent to the effect that no Default or Event of Default shall have occurred and be continuing with respect to such Borrower either on the date of the notice requesting such extension or the last date for the Lenders' responses, (ii) each Obligor shall have delivered a certificate to the Agent to the effect that each of the representations and warranties of such Obligor set forth herein or in any Credit Document shall be true and complete in all material respects on and as of each of the date of such notice and the last date for the Lenders' responses with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and
(iii) Lenders having not less than 50% of the Commitments as in effect at such time shall have agreed to such extension. Each Lender shall make its own independent decision upon a request for extension of the Termination Date and no Lender shall be bound by the decision of any other Lender. The Agent shall give each Lender notice of the responses of all of the Lenders within 45 days of receipt of such request from the Borrowers. In connection with any extension of the Termination Date, the aggregate amount of the Commitments shall be permanently reduced on the First Scheduled Termination Date by the aggregate amount of the Commitments of all Lenders electing not to extend the Termination Date for an additional year from such date which have not been replaced pursuant to paragraph (b).

          (b) If the Borrowers shall have requested an extension of the Termination Date pursuant to paragraph (a) and Lenders having not less than 50% of the Commitments shall agree to such extension pursuant thereto, the Borrowers shall have the right on or before the First Scheduled Termination Date to replace any Lender which has not agreed to extend the Termination Date beyond such date with, and otherwise add to this Agreement, one or more other banks or financial institutions (which may include any Lender) with the approval of the Agent (which approval shall not be unreasonably withheld), each of which additional banks or financial institutions shall have entered into an Assignment and Acceptance pursuant to which such additional bank or financial institution shall accept an assignment of such replaced Lender's Loans and shall undertake a Commitment (and, if any such additional bank or financial institution is a Lender, the Commitment so undertaken shall be in addition to such Lender's existing Commitment hereunder on such date), provided that the Commitments so undertaken shall not exceed the aggregate Commitments of all non-extending Lenders. If the Termination Date has been extended to the Extended Termination Date pursuant to this Section 2.12, on the First Scheduled Termination Date, (i) the Borrowers shall repay in full all Loans outstanding on such date made by any Lender which has not agreed to extend the

Termination Date beyond such date and all other amounts owed to such Lender, and
(ii) each Lender that has increased its Commitment and each additional bank or financial institution undertaking a Commitment shall make Loans hereunder to the Borrowers in such amounts as shall be necessary to cause the outstanding amount of such existing Lender's or additional bank's or financial institution's share of the Syndicated Loans of all Lenders, expressed as a percentage, to be equal to such existing Lender's or such additional bank's or financial institution's Commitment Percentage (after giving effect to such increase in any such existing Lender's Commitment). The proceeds of such Loans shall be applied by the Agent on behalf of the Borrowers to the partial repayment of the other Lenders' Loans (including Loans of existing Lenders that have increased their Commitments) to the extent necessary to effect such proration (and the pro-rata and sharing provisions of Section 4.02 shall not be applicable to such payment).

          2.13  New Lenders.  During the period from the first anniversary of
                -----------
the Effective Date to the Termination Date with the consent of the Borrowers and upon notification to the Agent, one or more additional banks or financial institutions may become a party to this Agreement by executing an addendum hereto with the Obligors and the Agent, substantially in the form of Exhibit G, whereupon such bank or financial institution (each, a "New Lender") shall become
                                                       ----------
a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement,

provided that, after giving effect to such addition, (i) the aggregate
--------
Commitments shall not exceed $1,000,000,000 and (ii) no Lender shall have a Commitment which equals or exceeds 25% of the aggregate Commitments. Effective as of the date on which any such New Lender becomes a Lender pursuant to the provisions of this Section 2.13, the aggregate Commitments shall be increased by the amount of such New Lender's Commitment. Each New Lender undertaking a Commitment shall make Loans hereunder to the Borrowers in such amounts as shall be necessary to cause the outstanding amount of such New Lender's share of the Syndicated Loans of all Lenders, expressed as a percentage, to be equal to such New Lender's Commitment Percentage. The proceeds of such Loans shall be applied by the Agent on behalf of the Borrowers to the partial repayment of the other Lenders' Loans to the extent necessary to effect such proration (and the pro-rata and sharing provisions of Section 4.02 shall not be applicable to such payment). Notwithstanding anything herein to the contrary, if there are Eurodollar Loans outstanding to any Borrower, a financial institution that becomes a New Lender will make Eurodollar Loans to such Borrower (pro rata
                                                                  --------
according to its Commitment Percentage) having Interest Periods corresponding to the then unexpired portions of the respective Interest Periods of such Eurodollar Loans and bearing interest at a rate equal to the respective interest rates then applicable to such Eurodollar Loans. Promptly following the addition of a New Lender hereunder, the Agent shall advise the Lenders of such addition, of the amount of its Commitment and of the amount of any borrowing from it hereunder made simultaneously upon its addition.

          2.14  Increases in Commitments. During the period from the first
                ------------------------
anniversary of the Effective Date to the Termination Date at the request of the Borrowers and upon notification to the Agent, any Lender may increase the amount of its Commitment by executing an addendum hereto with the Obligors and the Agent, substantially in the form of Exhibit H, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, provided that, after giving effect to
                                          --------
any such increase, (i) the aggregate Commitments shall not exceed $1,000,000,000 and (ii) no Lender shall have a Commitment which equals or exceeds 25% of the aggregate Commitments. Effective as of the date on which any such Lender increases its Commitment pursuant to the provisions of this Section 2.14, the aggregate Commitments shall be increased by the amount of such Lender's additional Commitment. If on the date upon which such Lender increases its Commitment pursuant to this Section 2.14 there is an unpaid principal amount of Syndicated Loans under Section 2.01, each Borrower to whom Syndicated Loans are outstanding shall borrow from such Lender through the Agent, subject to Section 6, an amount determined by multiplying the amount of the increase in such Lender's Commitment by a fraction, the numerator of which shall be the then unpaid principal amount of the Syndicated Loans outstanding under Section 2.01 and the denominator of which shall be the aggregate Commitments of the Lenders other than the amount of the additional Commitment of such Lender. Notwithstanding anything herein to the contrary, if there are Eurodollar Loans outstanding to any Borrower, such Lender may increase its Commitment and make Eurodollar Loans to such Borrower having Interest Periods corresponding to the then unexpired portions of the respective Interest Periods of such Eurodollar Loans and bearing interest at a rate equal to the respective interest rates then applicable to such Eurodollar Loans. The Agent shall advise the Lenders of such increase in the Commitment of a Lender and of the amount of any borrowing from it hereunder made simultaneously upon such increase.

          2.15  Transition Provisions. (a)  If on the Effective Date there is
                ---------------------
an unpaid principal amount of Syndicated Loans which are Base Rate Loans, each Additional Lender and each Lender whose Commitment has increased pursuant to the amendment and restatement of the Existing Agreement shall make Loans hereunder to the Borrowers in such amounts as shall be necessary to cause the outstanding amount of each such Lender's share of the Base Rate Loans of all Lenders, expressed as a percentage, to be equal to such Lender's Commitment Percentage. The proceeds of such Loans shall be applied by the Agent on behalf of the Borrowers to the partial repayment of the other Lenders' Base Rate Loans to the extent necessary to cause the outstanding amount of each such other Lender's share of the Base Rate Loans of all Lenders, expressed as a percentage, to be equal to such other Lender's Commitment Percentage (and the pro-rata and sharing provisions of Section 4.02 shall not be applicable to such payment).

          (b) If on the Effective Date there is an unpaid principal amount of Syndicated Loans which are Eurodollar Loans or Competitive Bid Option Loans, the Additional Lenders and the Lenders whose Commitments have increased pursuant to the amendment and restatement of the Existing Agreement shall not be required to make any advances in respect thereof, provided that, in the case of Syndicated
                                      --------
Loans which are Eurodollar Loans, if such Eurodollar Loans are converted or continued on the last day of the Interest Period therefor, such conversion or continuation shall be pro rata according to the Commitments of the Lenders after
                      --- ----
giving effect to the amendment and restatement of the Existing Agreement, and provided, further, that if, for any reason any such Eurodollar Loans are not
--------  -------
repaid on the last day of the Interest Period therefor, effective on such last day, each Additional Lender and each Lender whose Commitment has increased pursuant to the amendment and restatement of this Agreement severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Default or Event of Default, purchase a participating interest in such Eurodollar Loans ("Unrefunded Eurodollar Loans") in an amount equal to, in the
                   ---------------------------
case of an Additional Lender, such Lender's Commitment Percentage of such Eurodollar Loans, and, in the case of a Lender whose Commitment shall have increased, the product of the principal amount of such Eurodollar Loans and a fraction the numerator of which is the amount of the increase in such Lender's Commitment and the denominator of which is the aggregate amount of the Commitments. Each such Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation, and the proceeds of such participations shall be distributed by the Agent to the other Lenders in such amounts as will reduce the amount of the participating interest retained by each such other Lender in such Eurodollar Loans to their respective Commitment Percentages of such Eurodollar Loans.

Each Lender shall share on a pro rata basis (calculated by reference to its
                             --------
participating interest in such Eurodollar Loans) in any interest which accrues thereon and in all repayments thereof. All payments in respect of Unrefunded Eurodollar Loans and participations therein shall be made in accordance with
Section 4.02.

          Section 3.  Payments of Principal and Interest.
                      ----------------------------------
          3.01  Repayment of Loans.
                ------------------

          (a) Each Borrower hereby promises to pay to the Agent for the account of each Lender the entire outstanding principal amount of such Lender's Syndicated Loans to such Borrower, and each such Syndicated Loan shall mature and be payable in full, on the Termination Date.

          (b) Each Borrower hereby promises to pay to the Agent for the account of each Lender that makes any Competitive Bid Option Loan to such Borrower the entire principal amount of such Competitive Bid Option Loan, and such Competitive Bid Option Loan shall mature and be payable in full, on the last day of the Interest Period for such Competitive Bid Option Loan.

          (c) Each Borrower hereby promises to pay to the Agent for the account of the Swing Line Lender the entire outstanding principal amount of the Swing Line Lender's Swing Line Loans, and such Swing Line Loans shall mature and be payable in full, on the seventh (7th) Business Day following the date each such Loan is made and in any event on the Termination Date.

          3.02  Interest.  Each Borrower hereby promises to pay to the Agent
                --------
for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to the Borrower for the period from and including the date of the Loan to but excluding the date such Loan shall be paid or prepaid in full, at the following rates per annum:

        (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time);

        (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin;
                          ----

        (c) if such Loan is a LIBOR Market Loan, the LIBO Rate for such Loan for the Interest Period therefor plus (or minus) the LIBO Margin quoted by the
                                  ----     -----
     Lender making such Loan in accordance with Section 2.03;

        (d) if such Loan is a Set Rate Loan, the Set Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.03;

        (e) if such Loan is a Swing Line Money Market Loan, the Swing Line Money Market Rate agreed by the Swing Line Lender and the Borrower with respect to such Loan; and

        (f) if such Loan is a Swing Line Base Rate Loan, the Swing Line Base Rate (as in effect from time to time).

Notwithstanding the foregoing, so long as any Event of Default shall have occurred and be continuing with respect to a Borrower, such Borrower hereby promises to pay to the Agent for the account of each Lender interest at the applicable Post-Default Rate (but not in excess of that permitted by applicable law) on any principal of and interest on any Loan made by such Lender to such Borrower and on any other amount owing by such Borrower hereunder or under any other Credit Document. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan or a Competitive Bid Option Loan, on the last day of the Interest Period therefor and, in addition, if such Interest Period is longer than three months, on each Quarterly Date, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrowers.

          Section 4.  Payments; Pro Rata Treatment; Computations; Etc.
                      -----------------------------------------------

          4.01  Payments.
                --------

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by any Obligor under this Agreement, and, except to the extent otherwise provided therein, all payments to be made by any Obligor under any other Credit Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at account number NYAON 900-9-000002 maintained by the Agent with Chase at the Principal Office, not later than 2:00 p.m. New York City time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

          (b) Each Obligor shall, at the time of making each payment under this Agreement, specify to the Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by such Obligor hereunder to which such payment is to be applied (and in the event that such Obligor fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Lenders for application in accordance with
Section 4.02 or in such manner as the Majority Lenders may determine to be appropriate).

          (c) Each payment received by the Agent under this Agreement for account of any Lender shall be paid by the Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.
          (d) If the due date of any payment under this Agreement would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          4.02  Pro Rata Treatment.  Except to the extent otherwise provided
                ------------------
herein: (a) each borrowing of Syndicated Loans from the Lenders under Section
2.01 shall be made from the Lenders, each payment of a Facility Fee under
Section 2.06 and each payment of a Utilization Fee under Section 2.06 in respect of Commitments and Loans, respectively, shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.05 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Syndicated Loans of a particular Type (other than Conversions provided for by
Section 5.04) shall be made pro rata among the Lenders according to the amounts of their Commitments (in the case of making of Syndicated Loans) or their respective Syndicated Loans (in the case of Conversions and Continuations of Loans) and the Interest Period for each Loan of such Type at the time of the making, Conversion or Confirmation thereof shall be coterminous with the Interest Period of each other Loan of such Type made, Converted or Continued at such time (other than Loans of such Type for which a different Interest Period has been chosen in accordance with the terms of this Agreement); (c) each payment or prepayment of principal of Syndicated Loans by any Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans held by them, provided that if
                                                               --------

immediately prior to giving effect to any such payment in respect of any Syndicated Loans the outstanding principal amount of the Syndicated Loans shall not be held by the Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances described in the last paragraph of Section 13.04), then such payment shall be applied to the Syndicated Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Syndicated Loans being held by the Lenders pro rata in accordance with their respective Commitments; (d) each payment of interest on Syndicated Loans by any Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; and (e) each payment or prepayment of principal of Loans by any Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of each Loan then due and payable.

          4.03  Computations.  Facility Fees and interest on Competitive Bid
                ------------
Option Loans, Swing Line Base Rate Loans and Eurodollar Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and Utilization Fees and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, (i) for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed and (ii) interest on Set Rate Loans with an Interest Period of 270 days or more shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

          4.04  Minimum Amounts.  Except as provided in Section 2.02 and
                ---------------
2.04(a) and except for mandatory prepayments made pursuant to Section 2.11 and Conversions or prepayments made pursuant to Section 5.04 and except for any Loans required to be made pursuant to Section 2.15, each borrowing, Conversion and partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000 or in multiples of $1,000,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $5,000,000 or in multiples of $1,000,000 in excess thereof.

          4.05  Certain Notices.  Except as otherwise provided in Section
                ---------------
2.03 with respect to the borrowing of Competitive Bid Option Loans and in
Section 2.04 with respect to the borrowing of Swing Line Loans, notices by any Borrower to the Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Classes and Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 11:00 a.m. New York City time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:


                                                      Number of
                                                      Business
                Notice                                Days Prior
                ------                                ----------

Termination or reduction of Commitments                   3

Borrowing or prepayment of, or Conversions
 into, Base Rate Loans                                    0

Borrowing or prepayment of, Conversions into,
 Continuations as, or duration of Interest Period
 for, Eurodollar Loans                                    3

Duration of Interest Period for Eurodollar Loans
 of less than one month or more than six months           4


Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing of Syndicated Loans shall be in substantially the form of Exhibit D-2 hereto, specifying the amount (subject to Section 4.04) and Type of each Loan to be borrowed and the date of borrowing. Each such notice of Conversion, Continuation or optional prepayment shall specify the Type of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04) (and, in the case of a Conversion, the Type of Loan to result from such Conversion) and the date of Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall promptly notify the Lenders of the contents of each such notice. In the event that such notice from the Borrower requests a borrowing or Continuation of, or a Conversion into, a Eurodollar Loan specifying an Interest Period of less than one month or more than six months, each Lender shall notify the Agent not later than 11:00 a.m. (New York City time) one Business Day after receipt of such notice as to whether funds are available to such Lender in the amount and for the Interest Period requested. Unless such funds are so available to each Lender, such notice from the Borrower shall be deemed to be canceled. In the event that the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

          4.06    Non-Receipt of Funds by the Agent. Unless the Agent shall have
                  ---------------------------------
been notified by a Lender or any Borrower (the "Payor") prior to the date on
                                                -----
which the Payor is to make payment to the Agent of (in the case of a Lender)
the proceeds of a Loan to be made by
such Lender hereunder or (in the case of a Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt,
            ----------------
that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to, for each of the first three days following the date such amount was made available by the Agent, the Federal Funds Rate for such day, and following such three day period, the interest rate applicable to the Loans corresponding to such amount, and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid.

          4.07  Sharing of Payments, Etc.
                ------------------------
          (a) Each Borrower agrees that, in addition to (and without limitation
of) any right of set-off, banker's lien or counterclaim the Agent or a Lender may otherwise have, the Agent and each Lender shall be entitled, at its option, to offset balances held by it for account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender or to the Agent hereunder, that is not paid when due (regardless of whether the balances are then due to such Borrower), in which case it shall promptly notify such Borrower and the Agent thereof, provided that the Agent's
                                                     --------
or Lender's failure to give such notice shall not affect the validity thereof.

          (b) If any Lender shall obtain from any Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder by such Borrower to such Lender than the percentage received by any other Lender except as permitted hereunder, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders, provided that if at the time of such
                                            --------
payment the outstanding principal amount of the Syndicated Loans shall not be held by the Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances described in the last paragraph of
Section 13.04), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Syndicated Loans being held by the Lenders pro rata according to the amounts of such Commitments. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower. If, under any applicable bankruptcy, insolvency or other similar law any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

          Section 5.  Yield Protection, Etc.
                      ---------------------

          5.01  Additional Costs.
                ----------------

          (a) Each Borrower agrees to pay directly to each Lender from time to time within 15 days after request is made by such Lender and receipt by such Borrower of the certificate of such Lender described in Section 5.01(c) such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any increase in the costs that such Lender reasonably determines are attributable to its making or maintaining any Eurodollar Loans to such Borrower or its obligation to make any Eurodollar Loans hereunder to such Borrower by an amount such Lender deems to be material, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change
                     ----------------
that:

          (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Lender or of its Applicable Lending Office for any of such Loans by any jurisdiction in which such Lender has its principal office or such Applicable Lending Office or is subject to taxation other than as a result of the transactions contemplated by this Agreement); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements (other than Eurocurrency Reserve Requirements) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder).

If any Lender requests compensation from any Borrower under this Section 5.01(a), such Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender thereafter to make or Continue Loans to such Borrower of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable), provided that such
                                                          --------
suspension shall not affect the right of such Lender to receive the compensation so requested.

          (b) Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), each Borrower agrees to pay directly to each Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any increase in such costs that it reasonably determines to be material which are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) changing after the date hereof the interpretation or administration of any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 C.F.R. Part 3, Appendix A)), of capital in respect of its Commitment or Loans to such Borrower (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(b), "Basle Accord" shall mean the proposals for risk-based
                       ------------
capital framework described by the Basle Committee on Lending Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

          (c) Each Lender shall notify each Borrower of any event occurring after the date of this Agreement entitling such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 30 days, after such Lender obtains actual knowledge thereof; provided that each Lender will designate a different Applicable Lending Office
--------
for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to each Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (b) of this
Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be prima facie evidence of such determinations and allocations.

          (d) Notwithstanding the foregoing, no Lender shall be entitled to any compensation described in Section 5.01(a) or (b) unless, at the time it requests such compensation, it is the policy or general practice of such Lender to request compensation for comparable costs in similar circumstances under comparable provisions of other credit agreements for comparable customers unless specific facts or circumstances applicable to any Obligor or the transactions contemplated by this Agreement would alter such policy or general practice, provided that nothing in this Section 5.01(d) shall preclude a Lender from
--------
waiving the collection of similar costs from one or more of its other customers.

          (e) If any Lender fails to give the notice described in Section 5.01(c) within 30 days after it obtains actual knowledge of the event required to be described in such notice, such Lender shall, with respect to any compensation that would otherwise be owing to such Lender under paragraph (a) or (b) of this Section 5.01, only be entitled to payment for increased costs incurred from after the date that such Lender does give such notice.

     5.02  Limitation on Types of Loans.  Anything herein to the contrary
           ----------------------------
notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period:

          (a) the Agent is advised by the Reference Banks, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any Eurodollar Loans or LIBOR Market Loans as provided herein; or

          (b) if the related Loans are Syndicated Loans, the Majority Lenders notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining such Type of Loans for such Interest Period (which determination by the Majority Lenders, shall be conclusive);

then the Agent shall give each affected Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, to Continue Loans of such Type or to Convert Loans of any other Type into Loans of such Type, and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of such Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with Section 2.10.

     5.03  Illegality.  Notwithstanding any other provision of this Agreement,
           ----------
in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans or LIBOR Market Loans hereunder, then such Lender shall promptly notify the Borrowers thereof (with a copy to the Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 shall be applicable), and such Lender shall no longer be obligated to make any LIBOR Market Loan that it offered to make prior to such event.

     5.04  Treatment of Affected Loans.  If the obligation of any Lender to make
           ---------------------------
a Eurodollar Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.01 or 5.03 (Loans of such Type being herein called "Affected Loans" and such Type being
                                         --------------
herein called the "Affected Type"), such Lender's Affected Loans shall be
                   -------------
automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.03, on such earlier date as required by law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrowers with a copy to the Agent that the circumstances specified in Section 5.01 or 5.03 that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Syndicated Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     5.05  Compensation.  Each Borrower shall pay to the Agent for account of
           ------------
each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender reasonably determines is attributable to:

          (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan, LIBOR Market Loan or a Set Rate Loan made by such Lender to such Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 11 hereof) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Section 6 hereof to be satisfied but excluding any failure by such Borrower due to an event or circumstance described in Section 5.02 or 5.03) to borrow a Eurodollar Loan or a Competitive Bid Option Loan (with respect to which, in the case of a Competitive Bid Option Loan, such Borrower has accepted a CBO Quote) from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section
     2.02 or 2.03(e).

Without limiting the effect of the preceding sentence, such compensation shall be an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein less the Applicable Margin (and less any LIBO Margin above the applicable LIBO Rate in the case of any LIBOR Market Loans) over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market (if such Loan is a Eurodollar Loan or a LIBOR Market Loan) or the United States secondary certificate of deposit market (or other comparable United States market agreeable to such Lender and such Borrower, if such amount cannot be determined for the United States secondary certificate of deposit market) (if such Loan is a Set Rate Loan or a Swing Line Money Market Loan) for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

          5.06  U.S. Taxes.
                ----------

          (a) Each Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person by such Borrower hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts
         --------
shall not apply:

          (i) to any payment to a Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender as provided in Section 2.12, 2.13 or 13.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, entitled to submit either a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all payments to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all payments to be received by such Lender hereunder in respect of the Loans); or

          (ii) to any U.S. Tax that would not have been imposed but for the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 5.06(a), (w) "Form 1001" shall mean Form 1001
                                               ---------
(Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224
                                               ---------
(Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or
                                  -----------
resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income and (z) "U.S. Taxes" shall mean any
                                                ----------
present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

          (b) Within 30 days after paying any amount to the Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, each Borrower shall deliver to the Agent for delivery to such non-U.S. Person evidence in the control of such Borrower and reasonably satisfactory to such Person of such deduction, withholding or payment (as the case may be).

          (c) Each Lender which is not a U.S. Person agrees that:

          (i) it shall, no later than the date of this Agreement (or, in the case of a Lender which becomes a party hereto pursuant to Section 2.12,
     2.13 or 13.06(b) after the date hereof, the date upon which the Lender becomes a party hereto) deliver to the Borrowers and the Agent two accurate and complete signed originals of Form 4224 or Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments under this Agreement free from withholding of U.S. Taxes;

          (ii) if at any time the Lender makes any changes necessitating a new Form 4224 or Form 1001 or at any time any Borrower shall not be able to continue to rely on any Form 4224 or 1001 previously submitted by such Lender, such Lender shall, to the extent legally entitled to do so at such time, promptly deliver to the Borrowers and the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224 or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments under this Agreement free from withholding of U.S. Taxes;

          (iii) it shall, promptly upon any Borrower's reasonable request to that effect, deliver to such Borrower and the Agent such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          (d) Notwithstanding anything herein to the contrary, no Borrower will be required to pay any additional amounts in respect of U.S. Taxes:

          (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 5.06(c);

          (ii) if such Lender shall have delivered to the Borrowers and the Agent a Form 4224 or a Form 1001 in respect of such Applicable Lending Office pursuant to Section 5.06(c), and such Lender shall not on the date of delivery thereof or at any time thereafter be entitled to exemption from deduction or withholding of U.S. Taxes in respect of payments by such Borrower hereunder for the account of such Applicable Lending Office for any reason other than as a result of a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof after the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 2.12, 2.13 or 13.06(b) after the date hereof, the date upon which such Lender becomes a party hereto);

          (iii) with respect to each Lender, if such additional amounts represent taxes imposed on its income, or franchise taxes imposed on it, by the jurisdiction of its Applicable Lending Office, or by the jurisdiction under the laws of which the Lender is organized, or, in either such case, any political subdivision or taxing authority thereof or therein.

          Section 6.  Conditions Precedent.
                      --------------------

          6.01  Effective Date.  This amendment and restatement of the Existing
                --------------
Agreement shall become effective on the first date (the "Effective Date") that each of the following conditions shall have been satisfied or fulfilled (or waived in accordance with Section 13.04):

     (a)  Documents.  The receipt by the Agent of the following documents,
          ---------
  each of which shall be satisfactory to the Agent in form and substance:

          (i)  Corporate Documents.  The following documents, each certified
               -------------------
     as indicated below:

               (1) a copy of the charter, as amended and in effect, of each Obligor certified as of a recent date by the secretary or assistant secretary of such Obligor, and a certificate from the Comptroller of the Currency or the Secretary of State of its jurisdiction of incorporation, as the case may be, dated as of a recent date, as to the good standing of such Obligor; and

               (2) a certificate of the secretary or an assistant secretary of each Obligor, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Obligor as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Obligor authorizing the execution, delivery and performance of such of the Credit Documents to which such Obligor is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Obligor has not been amended since the date of the certification thereto furnished pursuant to clause (1) above, and (D) as to the incumbency and specimen signature of each officer of such Obligor executing the Credit Documents and each other document to be delivered by such Obligor in connection therewith (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor).

          (ii)   Status and Officer's Certificates.  Each of the conditions set
                 ---------------------------------
forth in Section 6.02(a) and (b) shall be true and the Agent shall have received a certificate of a senior officer of each Borrower, dated the Effective Date, to the effect set forth in Section 6.02(a) and(b).

          (iii)  Opinion of Counsel to the Obligors.  An opinion, dated the
                 ----------------------------------
Effective Date, of in-house counsel to the Obligors, substantially in the form of Exhibit E hereto and covering such other matters as the Agent may reasonably request.

          (iv)  Opinion of Counsel to the Agent.  An opinion, dated the
                -------------------------------
Effective Date, of Gibson, Dunn & Crutcher, counsel to the Agent, substantially in the form of Exhibit I hereto.

          (v)   Credit Agreement.  Counterparts of this Agreement duly executed
                ----------------
on behalf of each Obligor and each of the Agent and the Lenders.

          (vi)  Other Documents.  Such other documents as the Agent may
                ---------------
reasonably request.

          (b)  Payment of Accrued Interest.  The Obligors shall have paid to
               ---------------------------
the Agent, for the account of the Existing Lenders, all Facility Fees and all interest accrued on outstanding Loans, to the extent such fees or interest was due and payable on or before the Effective Date.

          (c)  Amendment Fee.  The Obligors shall have paid the Agent the
               -------------
amendment fee due pursuant to the letter agreement dated September 5, 1995 among the Agent and the Obligors.

The Agent shall promptly give the Borrowers and each Lender notice of the Effective Date.

          6.02  Initial and Subsequent Loans.  The obligation of any Lender to
                ----------------------------
make to any Borrower its initial Loan (including any Swing Line Loan, Competitive Bid Option Loan or Syndicated Loan), any subsequent Swing Line Loan or Competitive Bid Option Loan and any subsequent Syndicated Loan (other than Syndicated Loans made pursuant to Section 2.04(c)) that increases the principal amount of outstanding Syndicated Loans, upon the occasion of each borrowing, is subject to the conditions precedent that, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

          (a)  No Default.  No Default or Event of Default with respect to such
               ----------
     Borrower or the Guarantor shall have occurred and be continuing;

          (b)  Representations and Warranties True.  The representations and
               -----------------------------------
     warranties made by such Borrower and the Guarantor in Section 7 hereof and in each of the other Credit Documents, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

          (c)  Notice.  All notices of such borrowing shall have been properly
               ------
     and timely given in accordance with the requirements of this Agreement.

Each notice of borrowing by any Borrower hereunder shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and, unless such Borrower otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).

          6.03  Initial and Subsequent Loans To PCSI.  The obligation of any
                ------------------------------------
Lender to make to PCSI its initial Loan (including any Swing Line Loan, Competitive Bid Option Loan or Syndicated Loan), any subsequent Swing Line Loan or Competitive Bid Option Loan and any subsequent Syndicated Loan (other than Syndicated Loans made pursuant to Section 2.04(c)) that increases the principal amount of outstanding Syndicated Loans, upon the occasion of each borrowing, is subject to the additional condition precedent that PCSI shall have become, and shall continue to be, an Insured Depository Institution. Each notice of borrowing by PCSI hereunder shall constitute a certification by PCSI to the effect set forth in the preceding sentence (both as of the date of such notice and, unless PCSI otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).

          Section 7.  Representations and Warranties.
                      ------------------------------

     To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, each Obligor (but in the case of Section 7.01, only the Guarantor) hereby represents and warrants to the Agent and each Lender that:

     7.01  Financial Condition.  The consolidated balance sheet of the Guarantor
           -------------------
and its Consolidated Subsidiaries as at December 31, 1994 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as at June 30, 1995 and the related unaudited consolidated statements of income and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Guarantor nor any of its Consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which are required to be, but which are not, reflected in the foregoing statements or in the notes thereto. During the period from December 31, 1994 to and including the date hereof there has been no sale, transfer or other disposition by the Guarantor or any of its Consolidated Subsidiaries of any material part of its business or property, other than assets securitized in the ordinary course of business or assets transferred from one Consolidated Subsidiary to another, and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries at December 31, 1994.

     7.02  No Change.  From December 31, 1994 to the Effective Date, there has
           ---------
been no development or event in or relating to the business and affairs of such Obligor (other than developments and events generally applicable to similarly situated businesses) which has had or would reasonably be expected to have a Material Adverse Effect on such Obligor.

     7.03  Corporate Existence; Compliance with Law.  Each of such Obligor and
           ----------------------------------------
its Material Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on such Obligor, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on such Obligor.

     7.04  Corporate Power; Authorization; Enforceable Obligations.  Such
           -------------------------------------------------------
Obligor has the corporate power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required for the borrowings by such Obligor hereunder or with the execution, delivery, performance, validity or enforceability by such Obligor of the Credit Documents to which such Obligor is a party, except such as have been obtained or will be obtained as and when required or if the failure to obtain such consent or take such other action would not reasonably be expected to have a Material Adverse Effect on such Obligor. This Agreement has been, and each other Credit Document to which it is a party will be, duly executed and delivered on behalf of such Obligor. This Agreement constitutes, and each other Credit Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     7.05  No Legal Bar.  The execution, delivery and performance of the Credit
           ------------
Documents to which such Obligor is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of such Obligor or of any of its Material Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except to the extent such violation or Lien would not reasonably be expected to have a Material Adverse Effect on such Obligor.

     7.06  No Material Litigation.  No litigation, investigation or proceeding
           ----------------------
of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Obligor, threatened by or against such Obligor or any of its Material Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Credit Documents or any of the transactions contemplated hereby or thereby, or (b) which would reasonably be expected to have a Material Adverse Effect on such Obligor.

     7.07  No Default.  Neither such Obligor nor any of its Material
           ----------
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect on such Obligor. No Default or Event of Default has occurred and is continuing with respect to such Obligor.

     7.08  Ownership of Property; Liens.  As of the Effective Date (i) each of
           ----------------------------
such Obligor and its Material Subsidiaries has valid record title in fee simple to, or a valid leasehold interest in, all its real property, and valid title to, or a valid leasehold interest in, all its other property, and (ii) none of such property is subject to any Lien except as permitted by Section 8.08.

     7.09  Taxes.  Each of such Obligor and its Material Subsidiaries has filed
           -----
or caused to be filed all tax returns which, to the knowledge of such Obligor, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Obligor or such Material Subsidiary, as the case may be); as of the Effective Date no tax Lien has been filed, and, to the knowledge of such Obligor, no claim is being asserted, with respect to any such tax, fee or other charge.

          7.10  Federal Regulations.  No part of the proceeds of any Loans to
                -------------------
such Obligor will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. The value of all margin stock owned directly or indirectly by such Obligor does not and will not constitute more than 25% of the total assets of such Obligor.

          7.11  ERISA.  With respect to such Obligor's ERISA Plans:
                -----

          (a) each such ERISA Plan is in compliance in all material respects with, and has been administered in all material respects in compliance with, the terms of such plan, the applicable provisions of ERISA (to the extent said plan is an ERISA Plan), the Code (to the extent said plan is intended to comply with the Code) and any other Federal or state law;

          (b) a favorable determination of qualification under Section 401(a) or
     Section 403(a) of the Code of each ERISA Pension Plan of such Obligor which is intended to be so qualified and each amendment thereto, and a recognition of exemption from federal income taxation under Section 501(a) of each funded ERISA Welfare Plan of such Obligor, has been received from the Internal Revenue Service, and nothing has occurred since the date of each such determination or recognition that would affect adversely such qualification or exemption;

          (c) the amount for which such Obligor or any ERISA Affiliate would be liable pursuant to the provisions of Section 4062 or 4064 of ERISA with respect to each ERISA Pension Plan would be not greater than $20,000,000 if such plan had terminated as of the date of this representation; and

          (d) as of the most recent valuation date of each ERISA Pension Plan of such Obligor, the market value of plan assets of each such ERISA Pension Plan subject to Section 302 of ERISA or to Section 412 of the Code is not less than (i) the greater of (1) the plan's accrued liability as determined under Section 302(c)(7)(A)(i)(II) of ERISA and Section 412(c)(7)(A)(i)(II) of the Code and (2) the present value of vested benefits of the plan as determined on the basis of PBGC Form 1 less (ii) $20,000,000.

          7.12  Investment Company Act; Other Regulations.  Such Obligor is not
                -----------------------------------------
an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Such Obligor is not subject to regulation under any Federal or state statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness other than, in the case of FDNB, PNB and PCSI, statutes and regulations generally applicable to national banks and FDIC-insured institutions and, in the case of PCSI, statutes and regulations generally applicable to Utah industrial loan corporations.

          7.13  Subsidiaries.  All the Subsidiaries of such Obligor at the date
                ------------
hereof are listed on Schedule I.

          7.14  Purpose of Loans.  The proceeds of any Loans to such Obligor
                ----------------
shall be used by such Obligor to finance such Obligor's consumer asset programs and for other general corporate purposes, including, without limitation, commercial paper backup.

          7.15  True and Complete Disclosure.  All factual information, when
                ----------------------------
taken as a whole, furnished in writing by such Obligor to the Agent pursuant to or in connection with this Agreement is accurate in all material respects on the date as of which such information is dated or certified and is not incomplete by reason of omitting to state a material fact respecting such Obligor and necessary to make such information, when taken as a whole, not misleading in any material respect, in light of the circumstances under which such information was provided.

          7.16  Public Utility Holding Company Act.  Neither such Obligor nor
                ----------------------------------
any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Section 8.  Certain Covenants of Each Obligor.
                      ---------------------------------

          Each Obligor, as applicable, covenants and agrees with the Lenders and the Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by any Obligor hereunder:

          8.01  Financial Statements, Etc.  Each Borrower, in the case of
                -------------------------
clauses (a), (d), (f), (g) and (h), and the Guarantor, in the case of clauses
(b), (c), (e), (f) and (g), shall deliver to each of the Agent and the Lenders:

          (a) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) quarterly fiscal periods of each fiscal year of such Borrower, consolidated statements of income of such Borrower and its Consolidated Subsidiaries for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets of such Borrower and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial or accounting officer of such Borrower stating that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments), provided, that PCSI shall not be obligated to deliver any such statements
     --------
     until such time as PCSI becomes an Insured Depository Institution;

          (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) quarterly fiscal periods of each fiscal year of the Guarantor, consolidated statements of income, retained earnings and cash flows of the Guarantor and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial or accounting officer of the Guarantor stating that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries at the end of, and for, such period (subject to normal year-end audit adjustments);

          (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Guarantor, (i) consolidated statements of income, retained earnings and cash flows of the Guarantor and its Consolidated Subsidiaries for such fiscal year and the related consolidated balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries as at the end of, and for, such fiscal years in accordance with GAAP and (ii) supplemental consolidating statements of financial condition and supplemental consolidating statements of income of the Guarantor and its Consolidated Subsidiaries as of the end of such fiscal year and including the results of operations during such fiscal year (separately disclosing balance sheet and income statement information for each Borrower), accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidating financial statements are fairly stated in all material respects in relation to the consolidated financial statements of the Guarantor and its Consolidated Subsidiaries taken as a whole;

          (d) at the time each Borrower furnishes each set of financial statements pursuant to paragraph (a) above and at the time the Guarantor furnishes each set of financial statements pursuant to paragraph (c) above, a certificate of a senior financial or accounting officer of each Borrower
     (i) to the effect that to such officer's knowledge no Default or Event of Default has occurred and is continuing (or, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action, if any, that such Borrower has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether such Borrower is in compliance with Section 9.02 or 9.03, as the case may be, as of the end of the respective quarterly fiscal period or fiscal year;

          (e) at the time it furnishes each set of financial statements pursuant to paragraph (b) or (c) above, a certificate of a senior financial or accounting officer of the Guarantor (i) to the effect that to such officer's knowledge no Default or Event of Default has occurred and is continuing (or, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action, if any, that the Guarantor has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine Consolidated Tangible Capital of the Guarantor and to determine whether the Guarantor is in compliance with
     Section 9.01 as of the end of the respective quarterly fiscal period or fiscal year;

          (f) promptly upon receipt thereof, copies of any reports and management letters submitted to such Obligor by such accountants in connection with any annual or interim audit of the books of such Obligor and its Subsidiaries, together with such Obligor's responses thereto, if any;

          (g) from time to time such other information regarding the financial condition, operations, business or prospects of such Obligor (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Agent may reasonably request; and

          (h) with respect only to FDNB and PNB, promptly after their filing with, or release by, the OCC, copies of the publicly available portion of such Borrower's quarterly Call Reports (or successors) to the OCC and, if permitted by applicable law, copies of any reports of examination by the OCC, and with respect only to PCSI after PCSI becomes an Insured Depository Institution, promptly after their filing with, or release by, the Federal Deposit Insurance Corporation (the "FDIC") or any other applicable Governmental Authority, copies of the publicly available portion of PCSI's quarterly Call Reports (or successors) to the FDIC or such other Governmental Authority and, if permitted by applicable law, copies of any reports of examination by the FDIC or such other Governmental Authority.

          8.02  Litigation.  Each Obligor will promptly give to the Agent
                ----------
notice of all legal or arbitral proceedings, and of all proceedings by or before any Governmental Authority, and any material development in respect of such legal or other proceedings, against such Obligor or any of its Subsidiaries, which have a reasonable likelihood of being adversely determined and which, if adversely determined, would reasonably be expected to result in a Material Adverse Effect.

          8.03  Existence, Etc.  Each Obligor will, and will cause each of its
                --------------
Material Subsidiaries to:

          (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises if failure to maintain such rights, privileges, licenses and franchises would reasonably be expected to have a Material Adverse Effect on such Obligor; provided that nothing in
                                                     --------
     this Section 8.03 shall prohibit any transaction expressly permitted under
     Section 8.06 hereof;

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities if failure to comply with such requirements would reasonably be expected to have a Material Adverse Effect on such Obligor;

          (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its significant Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

          (d) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

          (e) upon at least five Business Days' prior notice, permit officers and employees of the Agent or, with the consent of such Obligor, a Lender, to visit and inspect any of the properties of such Obligor and to examine and audit the minute books, books of account and other records of such Obligor and make copies thereof or extracts therefrom, and discuss its affairs, finances and accounts with its officers and, at the request of the Agent and the consent of such Obligor, with such Obligor's independent accountants, during normal business hours as often as the Agent may reasonably desire.

          8.04  Insurance.  Each Obligor will, and will cause each of its
                ---------
Material Subsidiaries to, maintain insurance in full force and effect with responsible insurance companies having, in the case of an insurer which is the issuer of any of such Obligor's major policies, at the time any such policy is issued or renewed, a rating of at least A- by Standard & Poor's Corporation or A3 by Moody's Investors Service, Inc. or A by A. M. Best Company (or, if such an insurer is not rated by any of the foregoing agencies, a policyholder surplus of at least $100,000,000), against such risks, on such properties and in such amounts as is customarily maintained by similar businesses; and file with the Agent upon its request a detailed list of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; provided, however, to the extent that it
                                      -------- --------
would be consistent with prudent business practice and customary among corporations engaged in similar businesses, such Obligor may self-insure for damage or loss.

          8.05  Notices.  Each Obligor will promptly give notice to the Agent
                -------
of:

          (a) the occurrence of any Default or Event of Default;

          (b) as soon as possible, and in any event within ten days after such Obligor knows or has reason to believe that any of the events or conditions specified below with respect to any ERISA Plan or ERISA Multiemployer Plan of such Obligor has occurred or exists, a statement signed by a Responsible Officer setting forth details respecting such event or condition and the action, if any, that such Obligor or ERISA Affiliate thereof proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Obligor or ERISA Affiliate with respect to such event or condition):

              (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder (other than any event the reporting requirement with respect to which has been waived by PBGC), with respect to an ERISA Pension Plan of such Obligor, (provided that
                                                                  --------
          a failure to meet the minimum funding standard of Section 302 of ERISA or Section 412 of the Code, including, without limitation, the failure to make on or before its due date a required installment under Section 302(e) of ERISA or Section 412(m) of the Code, shall be treated as a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any ERISA Pension Plan of such Obligor;

              (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any ERISA Pension Plan of such Obligor or any action taken by such Obligor or any ERISA Affiliate to terminate any ERISA Pension Plan;

              (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Pension Plan of such Obligor, any event or condition which might constitute grounds for the institution of such proceedings, or the receipt by such Obligor or any ERISA Affiliate of a notice that such a proceeding has been instituted by PBGC with respect to an ERISA Multiemployer Plan of such Obligor;

        (iv) the complete or partial withdrawal from an ERISA Multiemployer Plan by such Obligor or any ERISA Affiliate that results in liability under
     Section 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or Section 4201 of ERISA (in either case without regard to reduction or waiver of such liability under
     Section 4207 or 4208 of ERISA) or the receipt by such Obligor or any ERISA Affiliate of notice from an ERISA Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

        (v) the institution of a proceeding on behalf of any ERISA Multiemployer Plan against such Obligor or any ERISA Affiliate to enforce
     Section 515 of ERISA, which proceeding is not dismissed within 30 days;

        (vi) the cessation of operations at a facility which would subject such Obligor or any ERISA Affiliate to the provisions of Section 4062(e) of ERISA;

        (vii) the withdrawal from an ERISA Pension Plan by such Obligor or any ERISA Affiliate that results in liability in accordance with the provisions of Section 4063 of ERISA;

        (viii) the termination of an ERISA Pension Plan to which such Obligor or any ERISA Affiliate contributed, or was required to contribute, at any time within the five plan years preceding the date of termination so as to become subject to the provisions of Section 4064 of ERISA;

        (ix) the adoption of an amendment to any ERISA Pension Plan that, pursuant to Section 307 of ERISA or Section 401(a)(29) the Code, would require such Obligor or any ERISA Affiliate timely to provide security to the plan in accordance with the provisions of said Section or would result in the loss of tax-exempt status of the trust of which such plan is a part if such security is not timely provided;

        (x)    the funded current liability percentage, within the meaning of
     Section 302(d)(8) of ERISA and Section 412(l)(8) of the Code, of each ERISA Pension Plan of such Obligor is less than 60%.

        (xi) the aggregate amount of accumulated benefit obligations, determined in accordance with Statement of Accounting Standards No. 87, of all ERISA Plans of such Obligor which are ERISA Pension Plans exceeds the aggregate fair market value of plan assets of all such plans by more than $20,000,000;

        (xii) the aggregate amount of transition obligations, determined in accordance with Statement of Financial Accounting Standards No. 106 (or, before such Statement is applicable to such Obligor or any ERISA Affiliate, a good faith estimate of such transition obligation), of all ERISA Welfare Plans of such Obligor (other than ERISA Pension Plans) which has not been recognized as an income expense in the income statement of such Obligor and its subsidiaries exceeds $20,000,000;

        (xiii) any transaction or occurrence proscribed by Section 406 of ERISA, or subject to tax under Section 4975 of the Code, for which a statutory exemption is not available;

        (xiv) the payment under any ERISA Plan of such Obligor (including but not limited to individual employment and severance agreements) which is not deductible for federal income tax purposes by virtue of Section 280G of the Code;

        (xv) the filing or overt threat of any action, suit or claim (other than a routine claim for benefits), including but not limited to a civil or criminal action or civil penalty pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA, in respect of any ERISA Plan of such Obligor against such plan, such Obligor or any ERISA Affiliate, or any other person which could result in liability of such Obligor or any ERISA Affiliate; and

        (xvi) from time to time such other information regarding any ERISA Plan of, and any reports or other information required to be filed under ERISA by, such Obligor or any of its Subsidiaries as any Lender or the Agent may reasonably request.

     Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Obligor proposes to take with respect thereto. Notice of any event described in this Section 8.05 which relates to more than one Obligor need only be given by one Obligor, provided such notice
                                                         --------
specifies all Obligors to which such event applies.

          8.06  Limitation on Fundamental Changes.  Each Obligor shall not,
                ---------------------------------
and shall not permit its Material Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in the character of its present business, except:

          (a) any Subsidiary of such Obligor may be merged or consolidated with or into any Person (provided that the surviving entity shall be a wholly
                         --------
     owned direct or indirect Subsidiary of the Guarantor);

          (b) any Subsidiary of such Obligor may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to such Obligor or to any other wholly owned direct or indirect Subsidiary of the Guarantor; and

          (c) changes in the character of its present business if after giving effect to such change such Obligor and its Material Subsidiaries will be principally engaged in the business of offering, selling, servicing or owning consumer products and services (including, without limitation, consumer financial products and services).

          8.07  Limitation on Sale of Assets.  Each Obligor shall not, and
                ----------------------------
shall not permit its Material Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Material

Subsidiary, issue or sell any shares of such Material Subsidiary's Capital Stock to any Person other than such Obligor or any wholly owned direct or indirect Subsidiary of the Guarantor, except:

          (a) the sale or other disposition of property which is obsolete, worn out or no longer used or useful in the ordinary course of business;

          (b) as permitted under Section 8.09 hereof;

          (c) the sale of Receivables if (A) such sale is intended to be without recourse and (B) after giving effect to such sale such Obligor will be in compliance with all of the applicable covenants contained in Sections 8 and 9, and no Default or Event of Default will occur by reason of such sale;

          (d) sales, leases and dispositions of assets other than Receivables in the ordinary course of its business in arm's length transactions for full and fair value;

          (e) as permitted by Section 8.06(b); and

          (f) any sale of assets to any Person not covered by (a) through (e) above, if after giving effect to such sale such Obligor will be in compliance with all of the applicable covenants contained in Sections 8 and 9 and no Default or Event of Default will occur by reason of such sale.

          8.08  Limitation on Liens.  Each Obligor shall not, and shall not
                -------------------
permit its Material Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens incidental to the conduct of the business of such Obligor or its Material Subsidiaries or the ownership of its assets or properties and not incurred in connection with the borrowing of money or the acquisition of any asset and which in the aggregate do not materially detract from the business, properties, condition (financial or otherwise) or operations, present or prospective, of such Obligor;

          (b) Liens securing purchase money debt, so long as each such Lien secures only the Indebtedness incurred to purchase the property subject to such Lien;

          (c) Liens in existence on the date hereof as set forth in Schedule II, provided that, unless permitted under Section 8.08(a), no such Lien is
     --------
     spread to cover any additional property after the date hereof and that the amount of Indebtedness secured thereby is not increased;

          (d) in the case of FDNB and PNB, Liens granted to the Federal Reserve Bank of Boston to secure advances or other transactions incidental to the conduct of the business of such Borrower, including loans to meet liquidity requirements;

          (e) Liens resulting from the recharacterization of any transaction intended to be a non-recourse sale as Indebtedness for borrowed money; and

          (f) other Liens consented to in writing by the Agent and the Majority Lenders; provided that the Agent and the Lenders shall not
                       --------
     unreasonably withhold such consent.

          8.09  Limitation on Transactions with Affiliates.  Each Obligor shall
                ------------------------------------------
not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) in the ordinary course of the Obligor's or such Affiliate's business, or is upon fair and reasonable terms no less favorable to such Obligor than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate and (b) in compliance with all applicable law.

          Section 9.  Additional Obligor-Specific Covenants.
                      -------------------------------------
          9.01  Guarantor Covenants.  The Guarantor further covenants and
                -------------------
agrees with the Lenders that, so long as any Commitment or Loan is outstanding, the Guarantor will not:

          (a) Maintenance of Consolidated Tangible Capital.  Permit Consolidated
              --------------------------------------------
Tangible Capital at any time during any of the calendar years set forth below to be less than the amount set forth below opposite such year:

                Year                      Amount
                ----                      ------

                1995                   $275,000,000
                1996                   $300,000,000
                1997                   $325,000,000
                1998 and thereafter    $350,000,000

          (b) Maintenance of Consolidated Pre-tax Return on Assets.  Permit the
              ----------------------------------------------------
Consolidated Pre-tax Return on Assets as of the end of any Quarterly Period to be less than 1.0%, provided that the Guarantor will not be deemed to be in
                   --------
breach of this covenant if Consolidated Pre-tax Return on Assets as of the end of a particular Quarterly Period is less than 1.0% so long as within 60 days after the end of such Quarterly Period the Guarantor provides a certificate to the Agent certifying that it has obtained cash, cash equivalents or short-term investment grade securities as a capital contribution in an aggregate amount greater than or equal to the difference between (i) the amount of Consolidated Pre-tax Income for the preceding four Quarterly Periods which would have caused the Consolidated Pre-tax Return on Assets as of the end of such Quarterly Period to be equal to 1.0% and (ii) the actual Consolidated Pre-tax Income for such four preceding Quarterly Periods.

          9.02  Covenants of FDNB, PNB and PCSI.  Each of FDNB and PNB further
                -------------------------------
covenants and agrees with the Lenders that, so long as any Commitment or Loan is outstanding, FDNB and PNB will, and PCSI further covenants and agrees with the Lenders that, so long as any Loan is outstanding to PCSI, PCSI will:

          (a) Maintenance of Ratio of Funded Debt to Equity.  Not permit the
              ---------------------------------------------
ratio of (i) the Consolidated Funded Debt of such Borrower to (ii) the Consolidated Shareholders' Equity of such Borrower to exceed 10 to 1.

          (b) Maintenance of Capital.  (i) Maintain at all times such amount of
              ----------------------
capital as may be prescribed by the Board of Governors of the Federal Reserve System from time to time, whether by regulation, agreement or order and (ii) be "well capitalized" (as defined in 12 U.S.C. 1831o, as amended, reenacted or redesignated from time to time).

          9.03  Covenants of PCC.  PCC further covenants and agrees with the
                ----------------
Lenders that, so long as any Loan is outstanding to PCC, PCC will:

          (a) Maintenance of Ratio of Senior Funded Debt to Consolidated
              ----------------------------------------------------------
Tangible Capital.  Not permit the ratio of (i) the Consolidated Senior Funded
----------------
Debt of PCC to (ii) Consolidated Tangible Capital of PCC to exceed 8 to 1.

          (b) Maintenance of Ratio of Finance Assets to Senior Funded Debt.
              ------------------------------------------------------------
Not permit the ratio of (i) Consolidated Finance Assets of PCC to (ii) the Consolidated Senior Funded Debt of PCC to be less than 1.10 to 1.

          Section 10.  Guarantee.
                       ---------
          10.01  Guarantee.
                 ---------

          (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Borrowers to the Agent on behalf of the Lenders when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (including, without limitation, any Obligations resulting from increases in the aggregate Commitments pursuant to Section 2.13 or 2.14) without set-off or counterclaim in Dollars at the Principal Office of the Agent in accordance with the terms of this Agreement.

          (b) The Guarantor further agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders and the Agent (including, without limitation, reasonable counsels' fees) in connection with any Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the protection or preservation of rights or interests following an Event of Default or the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Guarantor under this Section 10 following an Event of Default.

          (c) No payment or payments made by any Borrower or any other Person or received or collected by the Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, continue to be effective until the Obligations are paid in full and the Commitments are terminated.

          (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability under this Section 10, it will notify the Agent and such Lender in writing that such payment is made under this Section 10 for such purpose.

          10.02  Right of Set-off.  The Agent and each Lender is hereby
                 ----------------
irrevocably authorized at any time and from time to time after the occurrence and during the continuation of an Event of Default, without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Lender or any bank controlled by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent or such Lender may elect, against or on account of the obligations and liabilities of the Guarantor to the Agent or such Lender hereunder as the Agent or such Lender may elect, whether or not the Agent or such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Agent or such Lender, as the case may be, of the proceeds thereof; provided that the failure to give such notice shall not affect
                  --------
the validity of such set-off and application. The rights of the Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

     10.03  No Subrogation.  Notwithstanding anything to the contrary in
            --------------
this Agreement, the Guarantor hereby irrevocably waives all rights which may have arisen in connection with this Agreement to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of the Lenders against the Borrowers or against any collateral security or guarantee or right of offset held by the Lenders for the payment of the Obligations to the extent that any such right would constitute the Guarantor a "creditor" of the Borrowers within the meaning of Section 547 of the Bankruptcy Code. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of the Borrowers to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this paragraph shall survive the termination of this Agreement and the payment in full of the Obligations and the termination of the Commitments.

     10.04  Amendments, etc. re Obligations; Waiver of Rights.  The Guarantor
            -------------------------------------------------
shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor (except as provided in Section 13.04), any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and this Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.
Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the related Borrower or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of the Borrowers or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     10.05  Guarantee Absolute and Unconditional.  The Guarantor waives any and
            ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon the obligations of the Guarantor under this Agreement or acceptance of this guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the obligations of the Guarantor under this Agreement; and all dealings between the Borrowers or the Guarantor, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the obligations of the Guarantor under this Agreement. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or the Guarantor with respect to the Obligations. The obligations of the Guarantor under this Section 10 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, or enforceability of this Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Guarantor under this Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against the Guarantor. The obligations of the Guarantor under this Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

     10.06  Reinstatement.  The obligations of the Guarantor under this
            -------------
Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

 Section 11.  Events of Default.
              -----------------

        If any of the following events ("Events of Default") shall occur and
                                         -----------------
be continuing:

        (a) Any Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or any Borrower shall fail to pay any interest on any Loan, any Facility Fee, any Utilization Fee or any other amount payable by such Borrower hereunder, within three Business Days after any such interest, fee or other amount becomes due in accordance with the terms thereof or hereof; or

        (b) The Guarantor shall fail to pay any amount pursuant to Section 10 hereof within seven Business Days after such amount becomes due in accordance with the terms thereof; or

        (c) Any representation or warranty made or deemed made by any Obligor herein or which is contained in any certificate furnished by it at any time under this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

        (d) Any Obligor shall default in the observance or performance of any agreement contained in Section 8.06, 8.07, 9.01 (subject to the cure right provided therein), 9.02 or 9.03; or

        (e) Any Obligor shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (d) of this Section), and such default shall continue unremedied for a period of 30 days after the Agent has given notice of such default to such Obligor; or

        (f) Any Borrower or any of its Material Subsidiaries or the Guarantor shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation in an aggregate amount in excess of $10,000,000 in the case of any Borrower and its Material Subsidiaries and $20,000,000 in the case of the Guarantor, and such default shall remain uncured or unwaived within the cure period or grace period, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable and such default shall remain uncured or unwaived within the cure period or grace period, if any, provided therein; or

        (g) (i) Any Borrower or any of its Material Subsidiaries or the Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower or any of its Material Subsidiaries or the Guarantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower or any of its Material Subsidiaries or the Guarantor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower or any of its Material Subsidiaries or the Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or
     (iv) any Borrower or any of its Material Subsidiaries or the Guarantor shall take any corporate action for the purpose of effecting any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Borrower or any of its Material Subsidiaries or the Guarantor shall admit in writing its inability to, pay its debts as they become due; or

        (h) An event or condition specified in Section 8.05(b) hereof shall occur or exist with respect to any ERISA Plan and, as a result of such event or condition, together with all other such events or conditions, any Obligor or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to or in respect of an ERISA Plan or to PBGC (or any combination of the foregoing) which would constitute, in the determination of the Majority Lenders, a Material Adverse Effect with respect to such Obligor; or

        (i) One or more judgments or decrees shall be entered against any Obligor or any of its Material Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of, in the case of a Borrower and its Material Subsidiaries, $10,000,000 or more, and in the case of the Guarantor and its Material Subsidiaries, $20,000,000 or more, and shall remain unvacated, undischarged, unstayed or unbonded pending appeal within 30 days from the entry thereof; or

        (j) Providian Corporation, a Delaware corporation, shall cease to own, directly or indirectly, at least 66-2/3% of the voting stock of the Guarantor;

        (k) The Guarantor shall cease to own directly 100% of the voting stock of each Borrower; or

        (l) Any Borrower or any Material Subsidiary of such Borrower which is an Insured Depository Institution shall enter into a capital maintenance agreement or be required to submit a capital restoration plan of the type referred to in 12 U.S.C. 1831o(b)(2)(c).

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above with respect to the Guarantor (other than an Event of Default caused solely by a case, proceeding or other action with respect to a Borrower), automatically the Commitments and the Swing Line Commitment to lend to all Borrowers shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing by any Obligor under this Agreement shall immediately become due and payable, (B) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above with respect to a Borrower, automatically the Commitments and the Swing Line Commitment to lend to such Borrower shall immediately terminate and the Loans to such Borrower hereunder (with accrued interest thereon) and all other amounts owing by such Borrower under this Agreement shall immediately become due and payable, (C) if such event is any other Event of Default with respect to the Guarantor or any Event of Default specified in paragraph (b), (j) or (k), either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Guarantor and the Borrowers declare the Commitments and the Swing Line Commitment to lend to all Borrowers to be terminated forthwith, whereupon the Commitments and the Swing Line Commitment shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Guarantor and the Borrowers, declare the Loans to all Borrowers hereunder (with accrued interest thereon) and all other amounts owing by any Obligor under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable and (D) if such event is any other Event of Default with respect to any Borrower, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to such Borrower declare the Commitments and the Swing Line Commitment to lend to such Borrower to be terminated forthwith, whereupon the Commitments and the Swing Line Commitment to lend to such Borrower shall immediately terminate; and
(ii) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to such Borrower, declare the Loans to such Borrower hereunder (with accrued interest thereon) and all other amounts owing by such Borrower under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

        Section 12.  The Agent.
                     ---------

        12.01  Appointment, Powers and Immunities.  Each Lender hereby appoints
               ----------------------------------
and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 12.05 and the first sentence of
Section 12.06 shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, and shall not by reason of this Agreement or any other Credit Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Credit Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or any other document referred to or provided for herein or therein or for any failure by any Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Borrowers and the Agent to such assignment or transfer (to the extent provided in Section 13.06(b) hereof).

  12.02  Reliance by Agent.  The Agent shall be entitled to rely upon any
         -----------------
certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by the Majority Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

  12.03  Defaults.  The Agent shall not be deemed to have knowledge or notice of
         --------
the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on Loans or of Facility Fee or Utilization Fee) unless the Agent has received notice from a Lender or an Obligor specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Sections 12.01, 12.07 and 13.04 hereof) take such action with respect to such Default or Event of Default as shall be directed by the Majority Lenders, provided that, unless and until the Agent shall have
                      --------
received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders.

  12.04  Rights as a Lender.  With respect to its Commitment and the Loans made
         ------------------
by it, Chase (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their respective Subsidiaries or Affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

  12.05  Indemnification.  The Lenders agree to indemnify the Agent (to the
         ---------------
extent not reimbursed under Section 13.03 or otherwise on behalf of the Borrowers, but without limiting the obligations of the Borrowers under Section 13.03) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (in its capacity as Agent) (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Credit Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that any Borrower is obligated to pay under
Section 13.03 hereof, but excluding, unless a Default or Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender
                                                        --------
shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

  12.06  Non-Reliance on Agent and Other Lenders.  Each Lender agrees that it
         ---------------------------------------
has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Obligors and the decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Credit Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Obligors of this Agreement or any of the other Credit Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Obligors. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of any Obligor or any Subsidiary of any Obligor (or any of their affiliates) that may come into the possession of the Agent or any of its affiliates.

  12.07  Failure to Act.  Except for action expressly required of the Agent
         --------------
hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its reasonable satisfaction from the Lenders of their indemnification obligations under Section 12.05 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

  12.08  Resignation or Removal of Agent.  Subject to the appointment and
         -------------------------------
acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers, and the Agent may be removed at any time with or without cause by the Majority Lenders. If the Agent also then serves in the capacity of the Swing Line Lender, such resignation or removal of the Agent shall not constitute resignation or removal of the Swing Line Lender. Upon any such resignation or removal, the Majority Lenders shall with the consent of the Borrowers which consent shall not be unreasonably withheld have the right to appoint a successor Agent, which shall be a Lender; provided that if upon the date of such appointment an Event of
             --------
Default shall exist, such consent of the Borrowers shall not be required. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent with the consent of the Borrowers (such consent not to be unreasonably withheld), that shall be a Lender with a combined capital and surplus of at least $2,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent (with the consent of the Borrowers as may be provided above), such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

  12.09  Co-Agents.  The Co-Agents shall have no duties or responsibilities or
         ---------
be entitled to any of the rights of the Agent under this Agreement or under any other Credit Document.

 Section 13.  Miscellaneous.
              -------------

  13.01  Waiver.  No failure on the part of the Agent or any Lender to exercise
         ------
and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

  13.02  Notices.  All notices, requests and other communications provided for
         -------
herein and under the other Credit Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy), or, with respect to notices given pursuant to Section 2.03 or 2.04, by telephone, confirmed in writing by telecopier by the close of business on the day the notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

  13.03  Expenses, Etc.  Each Borrower severally agrees to pay or reimburse each
         -------------
of the Lenders and the Agent, as the case may be, within 15 days after receipt of written demand for such Borrower's Allocable Portion (as hereinafter defined) of: (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Gibson, Dunn & Crutcher, special New York counsel to the Agent and the Lenders), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the extension of credit hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement or any of the other Credit Documents; (b) all reasonable out-of-pocket costs and expenses of the Lenders and the Agent (including, without limitation, reasonable counsels' fees) in connection with (i) any Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the protection or preservation of rights or interests following an Event of Default or the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Obligors hereunder and under the other Credit Documents following an Event of Default and (ii) the enforcement of this
Section 13.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Credit Documents or any other document referred to herein or therein, provided, that the fees and expenses of
                                        --------
the Agent and of counsel to the Agent and the Lenders in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents shall be payable by the Borrowers only to the extent specified in the letter agreement dated September 5, 1995 among the Agent and the Obligors, and provided, further, that the fees and expenses of counsel to the Agent in
--------  -------
connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents shall not be payable by the Lenders.

  Each Borrower hereby severally agrees (i) to indemnify the Agent and each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against such Borrower's Allocable Portion (as hereinafter defined) of any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Agent to any Lender) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings, but excluding any investigation, litigation or proceeding solely between Lenders or between the Agent and any Lender or Lenders) (whether or not the Agent or any Lender or such other indemnified Person is a party thereto) relating to the extensions of credit hereunder or any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) and (ii) not to assert any claim against the Agent, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Credit Document, other than claims arising by reason of the gross negligence or willful misconduct of any such Person.

  As used in this Section 13.03, a Borrower's "Allocable Portion" of any cost, expense or other amount payable under this Section 13.03 shall mean (a) if such cost, expense or other amount is directly attributable to the Loans made to such Borrower or any action taken or omitted to be taken by such Borrower, 100% of such amount and (b) if such cost, expense or other amount is not directly attributable to one or more specific Borrowers, such amount multiplied by (i) if Loans are outstanding, the percentage equivalent of a fraction the numerator of which is the principal amount of Loans outstanding to such Borrower and the denominator of which is the aggregate amount of Loans outstanding to all Borrowers and (ii) if no Loans are outstanding, 25%.

  13.04  Amendments, Etc.  Except as otherwise expressly provided in this
         ---------------
Agreement, any provision of any Credit Document may be modified or supplemented only by an instrument in writing signed by the Guarantor, the Borrowers and the Majority Lenders, or by the Guarantor, the Borrowers and the Agent acting with the consent of the Majority Lenders, and any provision of any Credit Document may be waived by the Majority Lenders or by the Agent acting with the consent of the Majority Lenders; provided that: (a) no modification, supplement or waiver
                      --------
shall, unless by an instrument signed by all of the Lenders or by the Agent acting with the consent of all of the Lenders: (i) increase, or extend the term of any of the Commitments (other than as contemplated by Section 2.12, 2.13 or 2.14), or extend the time or waive any requirement for the reduction or termination of any of the Commitments (other than as contemplated by Section 2.12, 2.13 or 2.14), (ii) extend the date fixed for the payment of principal of or interest on any Loan (other than Swing Line Loans) or any fee hereunder,
(iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Borrowers to prepay Loans, (vi) alter the terms of this Section 13.04,

(vii) modify the definition of either of the terms "Majority Lenders" or "Required Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (viii) alter the terms of Section 10, or (ix) alter the terms of Section 4.02; (b) any modification or supplement of Section 12 or the imposition of any additional duties or obligations upon the Agent shall require the consent of the Agent; and (c) no term or condition relating to the Swing Line Loans or affecting the rights or duties of the Swing Line Lender may be amended or waived unless in writing and signed by the Swing Line Lender; provided that the consent of all of the Lenders shall be required to extend
--------
the date of payment of any Swing Line Loan beyond the Termination Date.

  Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the Agent and all future holders of the obligations owing hereunder. In the case of any waiver, the Borrowers, the Lenders and the Agent shall be restored to their former position and rights hereunder and under any other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

  Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Section 6 to any Syndicated Loan hereunder are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan, then, for so long as such failure shall continue, such Lender shall be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement or any of the other Credit Documents (including, without limitation, under this Section
13.04 and under Section 12.08) to have no Loans or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of Majority Lenders, and shall have no rights under the first paragraph of this Section 13.04; provided that any action taken by the other Lenders with respect to the matters referred to in clause (a) of the first paragraph of this Section 13.04 shall not be effective as against such Lender unless consented to by such Lender.

  13.05  Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties hereto and their respective successors and permitted assigns.

  13.06  Assignments and Participations.
         ------------------------------

  (a) No Obligor may assign any of its rights or obligations hereunder or under any other Credit Document without the prior consent of all of the Lenders and the Agent.

  (b) Each Lender may assign any of its Loans, and its Commitment (but only with the consent of the Borrowers and the Agent, each such consent not to be unreasonably withheld or delayed), provided that (i) no such consent by the
                                   --------
Borrowers or the Agent shall be required in the case of any assignment to another Lender or if the assignee is an affiliate of the assigning Lender; (ii) any partial assignment shall be in an amount at least equal to $10,000,000;
(iii) each such assignment by a Lender of its Syndicated Loans or Commitment shall be made in such manner so that the same portion of its Syndicated Loans and Commitment is assigned to the respective assignee and, if Syndicated Loans held by such Lender are outstanding to more than one Borrower, such Syndicated Loans shall be assigned to such assignee pro rata in accordance with the amount thereof outstanding to each such

Borrower and (iv) the parties to each such assignment shall execute and deliver to the Guarantor, the Borrowers and the Agent an Assignment and Acceptance. Upon such execution and delivery of the Assignment and Acceptance, and upon consent thereto by the Guarantor and the Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Guarantor and the Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) provided that, with
                                                      --------
respect to any Regulatory Change or other event entitling such assignee to receive any amount pursuant to Section 5.01, 5.05 or 5.06 which Regulatory Change or event has occurred prior to the date of such assignment, such assignee shall not be entitled to receive any greater amount with respect to such Regulatory Change or other event pursuant to Section 5.01, 5.05 or 5.06 than the assigning Lender would have been entitled to receive in respect of the amount of Loans assigned to such assignee if such assignment had not occurred. The assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assignee Lender or the assignor Lender shall pay the Agent an assignment fee of $2,500; provided that no fee shall be payable upon an assignment by a Lender
        --------
to an affiliate of such Lender or an assignment or pledge by a Lender to a Federal Reserve Bank pursuant to Section 13.06(d).

  (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to
                 ------------
such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Credit Documents, after giving at least 10 days' prior written notice of such proposed participation (other than a participation to be sold to an affiliate of such Lender) to the Obligors. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such obligation owing to it under this Agreement for all purposes under this Agreement and the other Credit Documents, and the Borrowers, the Guarantor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. Each Obligor agrees that if amounts outstanding under this Agreement are due and payable, or shall have been declared or shall have become due and payable by such Obligor upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such
           --------
Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 4.07 as fully as if it were a Lender hereunder. The Borrowers also agree that each Participant shall be entitled to the benefits of Sections 5.01, 5.05 and 5.06 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 5.06, such Participant shall have
        --------
complied with the requirements of said Section and provided, further, that no
                                                   --------  -------
Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to

(i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Lender's related Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) alter the rights or obligations of the Borrowers to prepay the related Loans, (vi) release the Guarantor from its obligations under Section 10 or (vii) change the terms of Section 4.02.

  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 13.06, any Lender may assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder. In order to facilitate such pledge or assignment, each Borrower hereby agrees that, upon request of any Lender at any time and from time to time after such Borrower has made its initial borrowing hereunder, such Borrower shall provide to such Lender, at such Borrower's own expense, a promissory note, substantially in the form of Exhibit F-1 or F-2, as the case may be, evidencing the Loans owing to such Lender.

  (e) A Lender may furnish any information concerning the Guarantor and any of the Borrowers or any of their respective Subsidiaries in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and Participants), subject, however, to the provisions of Section 13.06(g).

  (f) Anything in this Section 13.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to a Borrower or any of its Affiliates or Subsidiaries without the prior written consent of each Lender.

  (g) Each of the Lenders and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound Lending practices and not to disclose to any third party or any department or personnel of such Lender or the Agent engaged in a consumer finance business competitive with any Borrower, any non-public information supplied to it by the Guarantor or any Borrower pursuant to this Agreement which is identified by the Guarantor or such Borrower as being confidential at the time the same is delivered to the Lenders or the Agent, provided that nothing herein shall limit the disclosure of any such information
--------
(i) to the extent required by statute, rule, regulation or judicial process,
(ii) to counsel for any of the Lenders or the Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any other Lender, (v) in connection with any litigation to which any one or more of the Lenders or the Agent is a party, (vi) to any assignee or Participant (or prospective assignee or Participant) so long as such assignee or Participant (or prospective assignee or Participant) consents to the terms of this Section 13.06(g), (vii) which was in the possession of such Lender or its affiliates as shown by clear and convincing evidence prior to the Borrowers furnishing it to such Lender, or
(viii) which is received by such Lender, without restriction as to its disclosure or use, from a Person who, to such Lender's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

  (h) The Agent shall maintain at its address referred to in Section 13.02 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and
 --------
the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded, and the Guarantor, the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection and copying by the Guarantor, the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

  13.07  Survival.  The obligations of the Borrowers (and of the Guarantor as
         --------
guarantor) under Sections 5.01, 5.05, 5.06 and 13.03 (subject to the provisions of Section 2.04(c)) and the obligations of the Lenders under Section 12.05 shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

  13.08  Captions.  The table of contents and captions and section headings
         --------
appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

  13.09  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

  13.10  Independence of Covenants.  All covenants under this Agreement shall
         -------------------------
each be given independent effect so that if a particular action or condition is not permitted by any such covenant or any exception thereto, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

  13.11  [Reserved].
          ---------

  13.12  Severability  Any provision of this Agreement which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  13.13  Integration  This Agreement and the other Credit Documents represent
         -----------
the agreement of the Guarantor, the Borrowers, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

  13.14  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
         -------------
PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

  13.15  Submission to Jurisdiction; Waivers.  Each of the Obligors hereby
         -----------------------------------
irrevocably and unconditionally:

        (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

        (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Obligor at its address set forth below or at such other address of which the Agent shall have been notified pursuant thereto; and

        (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     13.16  Waivers of Jury Trial.  THE BORROWERS, THE GUARANTOR, THE AGENT AND
            ---------------------
THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            FIRST DEPOSIT NATIONAL BANK


                                                /s/ David J. Petrini
                                            By _________________________________
                                                Name:   David J. Petrini
                                                Title:  Vice President and
                                                        Senior Financial
                                                        Officer

                                            Address for Notices:

                                            c/o Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention:  Vice President and
                                                        Senior Financial
                                                        Officer

                                            Telecopier No.:  (415) 398-0731

                                            Telephone No.:  (415) 398-2893


                                            PROVIDIAN NATIONAL BANK
                                            (formerly First Deposit National
                                            Credit Card Bank)


                                                /s/ David J. Petrini
                                            By _________________________________
                                                Name:   David J. Petrini
                                                Title:  Vice President and
                                                        Senior Financial
                                                        Officer

                                            Address for Notices:

                                            c/o Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention:  Vice President and
                                                        Senior Financial
                                                        Officer

                                            Telecopier No.:  (415) 398-0731

                                            Telephone No.:  (415) 398-2893

                                             PROVIDIAN CREDIT CORPORATION
                                             (formerly Providian National
                                             Credit Corporation)


                                                 /s/ David J. Petrini
                                             By ________________________________
                                                 Name:   David J. Petrini
                                                 Title:  Vice President and
                                                         Senior Financial
                                                         Officer


                                             Address for Notices:

                                             c/o Providian Bancorp, Inc.
                                             88 Kearny Street, Suite 1900
                                             San Francisco, CA  94108

                                             Attention:  Vice President and
                                                         Senior Financial
                                                         Officer

                                             Telecopier No.:  (415) 398-0731

                                             Telephone No.:    (415) 398-2893


                                             PROVIDIAN CREDIT SERVICES, INC.

                                                 /s/ David J. Petrini
                                             By ________________________________
                                                 Name:   David J. Petrini
                                                 Title:  Vice President and
                                                         Senior Financial
                                                         Officer


                                             Address for Notices:

                                             c/o Providian Bancorp, Inc.
                                             88 Kearny Street, Suite 1900
                                             San Francisco, CA  94108

                                             Attention:  Vice President and
                                                         Senior Financial
                                                         Officer

                                             Telecopier No.:   (415) 398-0731

                                             Telephone No.:   (415) 398-2893

                                             PROVIDIAN BANCORP, INC.,
                                              as Guarantor


                                                 /s/ David J. Petrini
                                             By ________________________________
                                                 Name:   David J. Petrini
                                                 Title:  Vice President and
                                                         Senior Financial
                                                         Officer

                                             Address for Notices:

                                             c/o Providian Bancorp, Inc.
                                             88 Kearny Street, Suite 1900
                                             San Francisco, CA  94108

                                             Attention:  Vice President and
                                                         Senior Financial
                                                         Officer

                                             Telecopier No.:   (415) 398-0731

                                             Telephone No.:   (415) 398-2893

LENDERS:
--------

Commitment                                  ABN AMRO Bank N.V.
----------
$25,000,000

                                                /s/ J.M. Janovsky
                                            By _________________________
                                                Name: J.M. Janovsky
                                                Title: Group V.P.


                                                /s/ Kathryn C. Toth
                                            By _________________________
                                                Name: Kathryn C. Toth
                                                Title: Vice President

                                            Lending Office for Base Rate Loans:

                                               ABN AMRO Bank N.V.
                                               One PPG Place, Suite 2950
                                               Pittsburgh, PA 15222-5400

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                               ABN AMRO Bank N.V.
                                               One PPG Place, Suite 2950
                                               Pittsburgh, PA 15222-5400

                                            Address for Notices:

                                               ABN AMRO Bank N.V.
                                               One PPG Place, Suite 2950
                                               Pittsburgh, PA 15222-5400

                                            Attention:  James M. Janovsky


                                            Telex No.: 6734601 ABNAMRO UT

                                            Telecopier No.: 412-566-2266

                                            Telephone No.: 412-566-2269

Commitment                                  BANK OF AMERICA NATIONAL TRUST
----------                                  AND SAVINGS ASSOCIATION
$60,000,000


                                                /s/ M. Kathleen McVay
                                            By ________________________________
                                                Name:   M. Kathleen McVay
                                                Title:  Senior Vice President

                                            Lending Office for Base Rate Loans:

                                               Bank of America National Trust
                                               and Savings Association
                                               1850 Gaterway Blvd., 4th floor
                                               Concord, CA 94520

                                            Lending Office for Loans other than
                                             Base Rate Loans:

                                               Bank of America National Trust
                                               and Savings Association
                                               1850 Gaterway Blvd., 4th floor
                                               Concord, CA 94520

                                            Address for Notices:

                                               Bank of America National Trust
                                               and Savings Association
                                               1850 Gaterway Blvd., 4th floor
                                               Concord, CA 94520

                                            Attention: Marianne Runyon

                                            Telecopier No.: 510-675-7531

                                            Telephone No.: 510-675-7719

Commitment                                  THE FIRST NATIONAL BANK OF BOSTON
----------
$20,000,000

                                                /s/ John B. Sinclair
                                            By _________________________________
                                                Name:  John B. Sinclair
                                                Title: Vice President

                                            Lending Office for Base Rate Loans:

                                            The First National Bank of Boston
                                            100 Federal Street
                                            Boston, Massachusetts 02110

                                            Lending Office for Loans other than
                                             Base Rate Loans:

                                            The First National Bank of Boston
                                            100 Federal Street
                                            Boston, Massachusetts 02110

                                            Address for Notices:

                                            The First National Bank of Boston
                                            100 Federal Street
                                            Boston, Massachusetts 02110

                                            Attention:  William B. Langille

                                            Telex No.: 4996527 BOSTONBKBSN

                                            Telecopier No.: 617-434-1096

                                            Telephone No.: 617-434-8244

Commitment                                  THE BANK OF NEW YORK
----------
$35,000,000
                                               /s/ Elizabeth T. Ying
                                            By _________________________________
                                                Name:  Elizabeth T. Ying
                                                Title: Assistant Vice President

                                            Lending Office for Base Rate Loans:

                                               The Bank of New York
                                               1 Wall Street, 22nd Floor
                                               New York, New York 10286

                                            Lending Office for Loans other than
                                             Base Rate Loans:

                                               The Bank of New York
                                               1 Wall Street, 22nd Boor
                                               New York, New York 10286

                                            Address for Notices:

                                               The Bank of New York
                                               1 Wall Street, 22nd Floor
                                               New York, New York 10286

                                            Attention:  Lorna Alleyne/
                                                        Sandra Morgan

                                            Telecopier No.: 212-635-6877/6399

                                            Telephone No.: 212-635-6743/6737

Commitment                                  BANQUE NATIONAL DE PARIS
----------
$20,000,000
                                               /s/ Rafael C. Lumanian
                                            By _________________________________
                                                Name: Rafael C. Lumanian
                                                Title: Vice President


                                               /s/ William J. La Herran
                                            By _________________________________
                                                Name:   William J. La Herran
                                                Title:  Assistant Vice President

                                            Lending Office for Base Rate Loans:

                                               Banque Nationale de Paris
                                               180 Montgomery Street
                                               San Francisco, CA 94104

                                            Lending Office for Loans other than
                                             Base Rate Loans:

                                               Banque Nationale de Paris
                                               180 Montgomery Street
                                               San Francisco, CA 94104

                                            Address for Notices:

                                               Banque National de Paris
                                               180 Montgomery Street
                                               San Francisco, CA 94104

                                            Attention:  William J. La Herran

                                            Telex No.: RCA278900 (BNPSUR)

                                            Telecopier No.: 415-296-8954

                                            Telephone No.: 415-956-0707

Commitment                                  THE CHASE MANHATTAN BANK
----------                                  (NATIONAL ASSOCIATION)
$60,000,000

                                               /s/ Dennis L. Cogan
                                            By _________________________________
                                                Name:  Dennis L. Cogan
                                                Title: Vice President


                                            Lending Office for all Loans:

                                               The Chase Manhattan Bank
                                                (National Association)
                                               1 Chase Manhattan Plaza
                                               New York, New York 10081

                                            Address for Notices:
                                              The Chase Manhattan Bank
                                               (National Association)
                                              1 Chase Manhattan Plaza
                                              New York, New York 10081

                                            Attention:  Monique Parker

                                            Telecopier No.: 212-552-1368

                                            Telephone No.: 212-552-5920

Commitment                      CITICORP USA, INC.
----------
$60,000,000


                                By  /s/ Stephen P. Zwick
                                   -----------------------------
                                   Name: Stephen P. Zwick
                                   Title: Vice President


                                Lending Office for Base Rate Loans:

                                   Citicorp USA, Inc.
                                   399 Park Avenue
                                   New York, New York 10043

                                Lending Office for Loans other than Base Rate
                                   Loans:

                                   Citicorp USA, Inc.
                                   399 Park Avenue
                                   New York, New York 10043

                                 Address for Notices:

                                 Citicorp USA, Inc.
                                 399 Park Avenue
                                 New York, New York 10043


                                 Attention:  Brenda Killian

                                 Telex No.:

                                 Telecopier No.: 212-371-6309

                                 Telephone No.:  212-559-3883

Commitment                       COMMERZBANK AG, LOS ANGELES
----------                       BRANCH
$30,000,000



                                  By /s/ Steven F. Larsen
                                   ___________________________________________
                                   Name:   Steven F. Larsen
                                   Title:  Vice President



                                  By /s/ Karla Wirth
                                   ___________________________________________
                                   Name: Karla Wirth
                                   Title: Assistant Treasurer


                                  Lending Office for Base Rate Loans:


                                  Commerzbank AG, Los Angeles Branch
                                  660 So. Figueroa, Suite 1450
                                  Los Angeles, CA 90017

                                 Lending Office for Loans other than Base Rate
                                    Loans:


                                    Commerzbank AG, Los Angeles Branch
                                    660 So. Figueroa, Suite 1450
                                    Los Angeles, CA 90017

                                 Address for Notices:

                                 Commerzbank AG, Los Angeles Branch
                                 660 So. Figueroa, Suite 1450
                                 Los Angeles, CA 90017

                                 Attention: Werner Schmidbauer


                                 Telex No.: 678338 CBKLA UI

                                 Telecopier No.: 213-623-0039

                                 Telephone No.: 213-623-8223

Commitment                       CAISSE NATIONALE DE
----------                       CREDIT AGRICOLE
$40,000,000

                                 By /s/ David Bouhl
                                   --------------------------------
                                   Name: DAVID BOUHL, F.V.P
                                   TITLE: HEAD OF CORPORATE BANKING
                                                CHICAGO


                                 Lending Office for Base Rate Loans:


                                   Caisse Nationale de Credit Agricole
                                   55 East Monroe Street, Suite 4700
                                   Chicago, Illinois 60603


                                 Lending Office for Loans other than Base Rate
                                   Loans:

                                   Caisse Nationale de Credit Agricole
                                   55 East Monroe Street, Suite 4700
                                   Chicago, Illinois 60603


                                  Address for Notices:

                                  Caisse Nationale de Credit Agricole
                                  55 East Monroe Street, Suite 4700
                                  Chicago, Illinois 60603


                                  Attention: Roger Weis


                                  Telex No.: 190063 AGRICOUT

                                  Telecopier No.: 312-372-4421

                                  Telephone No.: 312-917-7440

Commitment                        CREDIT LYONNAIS, SAN FRANCISCO
----------                        BRANCH AND/OR CREDIT LYONNAIS,
$60,000,000                       CAYMAN ISLAND BRANCH



                                  By /s/ William J. Fischer
                                    ------------------------------
                                    Name:  WILLIAM J. FISCHER
                                    Title: VICE PRESIDENT

                                  Lending Office for Base Rate Loans:

                                    Credit Lyonnais, San Francisco Branch
                                    c/o 3 Embarcadero Center, Suite 1640
                                    San Francisco, California 94111


                                  Lending Office for Loans other than Base Rate
                                    Loans:

                                    Credit Lyonnais, Cayman Island Branch
                                    c/o Credit Lyonnais, San Francisco Branch
                                    3 Embarcadero Center, Suite 1640
                                    San Francisco, California 94111


                                    Address for Notices:

                                    Credit Lyonnais, San Francisco Branch
                                    c/o 3 Embarcadero Center, Suite 1640
                                    San Francisco, California 94111

                                    Attention.:  William J. Fischer

                                    Telex No.:  6771535 CLSFO UI

                                    Telecopier No.:  415-956-7008

                                    Telephone No.:   415-956-7002

Commitment               CREDIT SUISSE
----------
$60,000,000


                         By /s/ Stephen M. Flynn
                           -----------------------------------
                           Name:  Stephen M. Flynn
                           Title: Member of Senior Management



                         By  /s/ Marilou Palenzuela
                           --------------------------------------
                           Name:  Marilou Palenzuela
                           Title: Member of Senior Management

                         Lending Office for Base Rate Loans:

                            Credit Suisse
                            633 West Fifth Street, 64th Floor
                            Los Angeles, CA 90071

                         Lending Office for Loans other than Base Rate
                         Loans:

                            Credit Suisse
                            633 Fifth Street, 64th Floor
                            Los Angeles, CA 90071

                         Address for Notices:

                            Credit Suisse
                            633 West Fifth Street, 64th Floor
                            Los Angeles, CA 90071


                         Attention: Rita Asa


                         Telex No.:  67227 (CREDSUIS)

                         Telecopier No.:  213-955-8245

                         Telephone No.:  213-955-8284

Commitment                      THE DAI-ICHI KANGYO BANK, LTD.,
----------                      CHICAGO BRANCH
$25,000,000

                                By /s/ Takeshi Hemmi
                                  ---------------------------------
                                  Name: Takeshi Hemmi
                                  TITLE: Vice President

                                Lending Office for Base Rate Loans:

                                  The Dai-Ichi Kangyo Bank, Ltd., Chicago
                                   Branch
                                  10 South Wacker Drive, 26th floor
                                  Chicago, Il 60606

                                Lending Office for Loans other than Base Rate
                                 Loans:

                                 The Dai-Ichi Kangyo Bank, Ltd., Chicago
                                  Branch
                                 10 South Wacker Drive, 26th floor
                                 Chicago, Il 60606

                                Address for Notices:

                                 The Dai-Ichi Kangyo Bank, Ltd., Chicago
                                  Branch
                                 10 South Wacker Drive, 26th floor
                                 Chicago, Il 60606

                                Attention:  Credit Adminstration Department

                                Telex No.: 25-4515 BANKDAIKAN

                                Telecopier No.: 312-876-2011

                                Telephone No.: 312-715-6362

Commitment                            DEUTSCHE BANK AG,
----------                            NEW YORK AND/OR CAYMAN ISLANDS
$25,000,000                           BRANCHES



                                      By /s/ Gayma Z. Shivnarain
                                        ----------------------------
                                        Name: Gayma Z. Shivnarain
                                        Title: Vice President



                                      By /s/ Alexander Cellarius
                                        -----------------------------
                                        Name: Alexander Cellarius
                                        Title: Vice President

                                      Lending Office for Base Rate Loans:

                                        Deutsche Bank AG,
                                        New York Branch
                                        31 West 52nd Street
                                        New York, New York 10019

                                      Lending Office for Loans other than
                                      Base Rate
                                        Loans:

                                        Deutsche Bank AG
                                        Cayman Islands Branch
                                        31 West 52nd Street
                                        New York, New York 10019

                                      Address for Notices:

                                        Deutsche Bank AG
                                        New York and/or Cayman Islands Branches
                                        31 West 52nd Street
                                        New York, New York 10019


                                      Attention:  CFS, Cheryl Mandelbaum


                                      Telex No.: 429166/DEUT BK NY

                                      Telecopier No.: 212-474-7880

                                      Telephone No.: 212-474-8426

Commitment                               THE FUJI BANK, LIMIIED,
----------                                SAN FRANCISCO AGENCY
$50,000,000


                                         By /s/ Keiichi Ozawa
                                           ---------------------------
                                           Name: Keiichi Ozawa
                                           Title: Joint General Manager

                                         Lending Office for Base Rate Loans:

                                           The Fuji Bank, Limited,
                                           San Francisco Agency
                                           601 California, Suite 500
                                           San Francisco, CA 94108

                                         Lending Office for Loans other than
                                         Base Rate
                                           Loans:

                                           The Fuji Bank, Limited,
                                           San Francisco Agency
                                           601 California, Suite 500
                                           San Francisco, CA 94108

                                         Address for Notices:

                                         The Fuji Bank, Limited,
                                         San Francisco Agency
                                         601 California, Suite 500
                                         San Francisco, CA 94108


                                         Attention: Derick T. Sutton


                                         Telex No.: 176087 FUJIBK SFO

                                         Telecopier No.: 415/362-4613

                                         Telephone No.: 415/296-5444

Commitment                             THE INDUSTRIAL BANK OF JAPAN,
----------                              LIMITED, LOS ANGELES AGENCY
$40,000,000
                                       By /s/ Toshinari Iyoda
                                         --------------------------
                                         Name: Toshinari Iyoda
                                         Title: Senior Vice President

                                       Lending Office for Base Rate Loans:

                                         The Industrial Bank of Japan, Limited,
                                          Los Angeles Agency
                                         350 South Grand Avenue, Suite #1500
                                         Los Angeles, CA 90071

                                       Lending Office for Loans other than
                                         Base Rate Loans:

                                         The Industrial Bank of Japan, Limited,
                                          Los Angeles Agency
                                         350 South Grand Avenue, Suite #1500
                                         Los Angeles, CA 90071

                                       Address for Notices:

                                       The Industrial Bank of Japan, Limited,
                                        Los Angeles Agency
                                       350 South Grand Avenue, Suite #1500
                                       Los Angeles, CA 90071

                                       Attention: Charles Lilygren

                                       Telex No.: 673562 KOGIN LSA

                                       Telecopier No.: 213-488-9840

                                       Telephone No.: 213-893-6444

Commitment                            NATIONSBANK OF TEXAS, N.A.
----------
$60,000,000


                                      By /s/ Greg Venker
                                         ----------------------------
                                         Name: GREG VENKER
                                         Title: SENIOR VICE PRESIDENT

                                      Lending Office for Base Rate Loans:

                                         NationsBank of Texas, N.A.
                                         901 Main Street, 66th Floor
                                         Dallas, Texas 75201

                                      Lending Office for Loans other than
                                      Base Rate
                                         Loans:

                                         NationsBank of Texas, N.A.
                                         901 Main Street, 66th Floor
                                         Dallas, Texas 75201

                                      Address for Notices:

                                          NationsBank of Texas, N.A.
                                          901 Main Street 66th Floor
                                          Dallas, Texas 75201

                                      Attention: Greg Venker


                                      Telex No.:

                                      Telecopier No.: 214-508-0944

                                      Telephone No.: 214-508-0584

Commitment                           NATWEST BANK N.A.
----------
$35,000,000
                                     By /s/ Stephanie Wilson-Flaherty
                                        -------------------------------
                                        Name: Stephanie Wilson-Flaherty
                                        Title: Vice President

                                     Lending Office for Base Rate Loans:

                                        NatWest Bank N.A.
                                        175 Water Street
                                        New York, New York 10038

                                     Lending Office for Loans other than
                                        Base Rate Loans:

                                        NatWest Bank N.A.
                                        175 Water Street
                                        New York, New York 10038

                                     Address for Notices:

                                     NatWest Bank N.A.
                                     175 Water Street
                                     New York, New York 10038

                                     Attention:  Andrea H. Lee


                                     Telex No.: 12-7933

                                     Telecopier No.: 212-602-3323/2158

                                     Telephone No.: 212-602-2127

Commitment                           PNC BANK, National Association
----------
$50,000,000



                                     By /s/ Anthony L. Trunzo
                                        -----------------------------
                                        Name: Anthony L. Trunzo
                                        Title: Vice President and Manager

                                     Lending Office for Base Rate Loans:

                                        PNC Bank, N.K
                                        55 S. Lake Avenue, Suite 650
                                        Pasadena, California 91101

                                     Lending Office for Loans other than Base
                                        Loans:

                                        PNC Bank, N.A.
                                        55 S. Lake Avenue, Suite 650
                                        Pasadena, California 91101

                                     Address for Notices:

                                     PNC Bank, N.A.
                                     55 S. Lake Avenue, Suite 650
                                     Pasadena, California 91101

                                     Attention: Pamela J. Fox

                                     Telecopier No.: 818-568-0653

                                     Telephone No.: 818-568-9423

Commitment                           SANWA BANK, LIMITED
----------                            ATHANTA AGENCY
$30,000,000



                                     By /s/ Virginia C. Mahoney
                                       -----------------------------
                                       Name: Virginia C. Mahoney
                                       Title: Vice President

                                     Lending Office for Base Rate Loans:

                                       The Sanwa Bank Limited
                                       Atlanta Agency
                                       133 Peachtree Street NE, Suite 4750
                                       Atlanta, Georgia 30303

                                     Lending Office for Loans other than
                                       Base Rate Loans:

                                       The Sanwa Bank Limited
                                       Atlanta Agency
                                       133 Peachtree Street NE, Suite 4750
                                       Atlanta, Georgia 30303

                                     Address for Notices:

                                     The Sanwa Bank Limited
                                     Atlanta Agency
                                     133 Peachtree Street NE, Suite 4750
                                     Atlanta, Georgia 30303

                                     Attention: Operations Department/Kristie
                                                  Hartrampf

                                     Telex No.: 4611830 SANWATL

                                     Telecopier No.: 404-589-1629

                                     Telephone No.: 404-586-6880

Commitment                         SHAWMUT BANK CONNECTICUT, N.A.
-----------
$15,000,000


                                   By  /s/ [signature illegible]
                                     -------------------------------
                                     Name: [illegible]
                                     Title: [illegible]

                                   Lending Office for Base Rate Loans:

                                     Shawmut Bank Connecticut, N.A.
                                     777 Main Street
                                     Hartford, Connecticut 06115

                                   Lending Office for Loans other than Base Rate
                                     Loans:

                                     Shawmut Bank Connecticut, N.A.
                                     777 Main Street
                                     Hartford, Connecticut 06115

                                   Address for Notices:

                                   Shawmut Bank Connecticut, N.A.
                                   777 Main Street
                                   Hartford, Connecticut 06115

                                   Attention: Frances Wojcik


                                   Telex No.:

                                   Telecopier No.: 203-240-1264

                                   Telephone No.: 203-728-4462

NA952770.090/5

                                         THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION),
                                           as Agent



                                         By /s/ Dennis L. Cogan
                                           -----------------------------------
                                           Name:  Dennis L. Cogan
                                           Title:  Vice President

                                         Address for Notices to Chase as Agent:

                                           The Chase Manhattan Bank
                                           (National Association)
                                           4 Chase Metro Tech Center
                                           13th floor
                                           Brooklyn, New York 11245

                                         Attention:  New York Agency

                                         Telex No.: 6720516 (Answerback:
                                             CMBNYAUW)

                                         Telecopier No.: (718) 242-6909/6910

                                         Telephone No.:  (718) 242-7945

                                  SCHEDULE I

                                 Subsidiaries
                                 ------------


Subsidiaries of Providian Bancorp, Inc.
---------------------------------------

First Deposit National Bank
Providian National Bank
Providian Credit Corporation
Providian National Bancorp
First Deposit Service Corporation
First Deposit Life Insurance Company
Providian Credit Services, Inc.


Subsidiary of First Deposit National Bank
-----------------------------------------

Winnisquam Community Development Corporation


Subsidiary of Providian National Bancorp
----------------------------------------

Commonwealth Premium Finance

                                  SCHEDULE II

                                Existing Liens
                                --------------


None except as permitted by Section 8.08

                                                                       EXHIBIT A

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                             Dated ________, 19__



  Reference is made to the Amended and Restated Credit Agreement dated as of ____________, 1995 (as amended or modified from time to time, the "Credit Agreement") among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), PROVIDIAN CREDIT SERVICES, INC, a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions listed on the signature pages thereof under the caption "LENDERS" or which, pursuant to Section 2.12, 2.13 or 13.06(b) thereof, shall become a "Lender" thereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Lenders (in such capacity, together with any successor appointed pursuant to Section 12.08 thereof, the "Agent").

  Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
 ________________ (the "Assignor") and _______________ (the "Assignee") agree as follows:

  1. The Assignor hereby sells and assigns to the Assignee, without recourse and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Option Loans) specified in
Section 1 of Schedule 1 hereto. Such portion of the Assignor's Commitment and of outstanding Syndicated Loans owing to the Assignor being purchased and assumed by Assignee constitutes the percentage interest specified in Section 2 of
Schedule 1 hereto in and to the aggregate Commitments of all of the Lenders and the aggregate principal amount of all of the Syndicated Loans outstanding.

  2. The Assignor (i) represents and warrants that as of the date hereof its Commitment (after giving effect to any assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect hereto or to any other assignments thereof also made on the date hereof) is in the dollar amount specified as the Assignor's Commitment in
Section 3 of Schedule 1 hereto and the aggregate outstanding principal amount of Syndicated Loans owing to it (after giving effect to any assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect hereto or to any other assignments thereof also made on the date hereof) is in the dollar amount specified as the aggregate outstanding principal amount of such Loans owing to the Assignor in Section 3 of Schedule l hereto; (ii) represents and warrants that as of the date hereof its Commitment and the aggregate outstanding principal amount of Syndicated Loans owing to Assignor (after giving effect to


                           Assignment and Acceptance
                           -------------------------
any assignments thereof made prior to the date hereof, whether or not such assignments have become effective, and giving effect hereto or to any other assignments thereof also made on the date hereof) constitutes the percentage interest specified in Section 4 of Schedule 1 hereto in and to the aggregate Commitments of all of the Lenders and the aggregate principal amount of all Syndicated Loans outstanding and its Commitment (after giving effect to any assignments thereof made prior to the date hereof, whether or not such assignments have become effective, and giving effect hereto or to any other assignments thereof also made on the date hereof) is in the dollar amount specified as the Assignor's Commitment in Section 4 of Schedule 1 hereto and the aggregate outstanding principal amount of Syndicated Loans owing to it (after giving effect to any assignments thereof made prior to the date hereof, whether or not such assignments have become effective, and giving effect hereto or to any other assignments thereof also made on the date hereof) is in the dollar amount specified as the aggregate outstanding principal amount of such Loans owing to the Assignor in Section 4 of Schedule 1 hereto; (iii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iv) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Credit Documents or any other instrument or document furnished pursuant thereto; and (v) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers or any other Obligor or the performance or observance by any of the Borrowers or any other Obligor of any of its obligations under any Credit Document to which it is a party or any other instrument or document furnished pursuant thereto.

  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 7.01 thereof or the financial statements most recently delivered by the Borrowers and the Guarantor pursuant to Section 8.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees to be bound by the provisions of the Credit Agreement and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender; (v) specifies as its Applicable Lending Offices (and address for notices) the office(s) set forth beneath its name on the signature page hereof; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Documents or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty./1/

----------------------

/1/ If the Assignee is organized under the laws of a jurisdiction outside the United States.


                           Assignment and Acceptance
                           -------------------------

  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Borrowers and the Agent for acceptance, together with payment to the Agent of the $2,500 assignment fee;

provided that no fee shall be payable upon an assignment by a Lender to an
--------
Affiliate of such Lender or upon an assignment or pledge by a Lender to a Federal Reserve Bank pursuant to Section 13.06(d) of the Credit Agreement. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent and the Borrowers or such later date specified on Schedule 1 hereto (the "Effective Date").

  5.  Upon such acceptance and recording by the Agent, as of the Effective Date,
(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Documents.

  6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Documents for periods prior to the Effective Date directly between themselves.

  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                           Assignment and Acceptance
                           -------------------------

                                                                       EXHIBIT A

                                   Schedule 1
                                       to
                           Assignment and Acceptance
                         Dated _______________, 199___
Section 1.
----------

Assignee's purchased portion of
Assignor's (i) Commitment and
(ii) outstanding Syndicated Loans
owing to the Assignor:                            (i) $___
                                                 (ii) $___
Section 2.
----------

Assignee's percentage interest in
aggregate Commitments of all Lenders
and in aggregate principal amount
of Syndicated Loans outstanding
(after giving effect hereto):                        ____%

Section 3.
----------

Assignor's Commitment
(before giving effect hereto):                        $___

Aggregate outstanding principal
amount of Syndicated Loans
owing to the Assignor
(before giving effect hereto):                        $___

Section 4.
----------

Assignor's percentage interest in
aggregate Commitments of all
Lenders and in aggregate
principal amount of Syndicated
Loans outstanding (after
giving effect hereto):                               ____%

Assignor's Commitment
(after giving effect hereto):                         $___

Aggregate outstanding principal amount
of Syndicated Loans owing to
the Assignor (after giving effect hereto):            $___


                                 Schedule 1 to
                           Assignment and Acceptance
                           -------------------------

Section 5.
----------

Effective Date/1/:               ___________________, 199_


                                     [NAME OF ASSIGNOR]
                                     By:_____________________________
                                        Title:

                                     [NAME OF ASSIGNEE]
                                     By:______________________________
                                        Title:

Accepted this     day                Lending Office for Base Rate Loans:
of ___________, 199__                [Address]

THE CHASE MANHATTAN BANK             Lending Office for other
(National Association),              Types of Loans:
as Administrative Agent              [Address]

By:__________________________        Address for Notices
   Title:                            [Address]


Accepted this ___________ day of _________, 199__/2/:


PROVIDIAN BANCORP, INC.,
as Guarantor

By:__________________________
   Title:

--------------------

/1/ This date should be no earlier than the date of acceptance by the Agent, and the Guarantor (to the extent required by the Credit Agreement).

/2/ Acceptance required only to the extent provided in the Credit Agreement.


                                 Schedule 1 to
                           Assignment and Acceptance
                           -------------------------

FIRST DEPOSIT NATIONAL BANK

By:__________________________
Title:

PROVIDIAN NATIONAL BANK

By:__________________________
Title:

PROVIDIAN CREDIT CORPORATION

By:__________________________
Title:

PROVIDIAN CREDIT SERVICES, INC.

By:__________________________
Title:


                                 Schedule 1 to
                           Assignment and Acceptance
                           -------------------------

                                                                       EXHIBIT B


                           FORM OF CBO QUOTE REQUEST


                                                [Date]


To:  The Chase Manhattan Bank (National Association), as Agent

From:     [Borrower]

Re:  CBO Quote Request

  Pursuant to Section 2.03 (b) of the Amended and Restated Credit Agreement dated as of ____________, 1995 (the "Credit Agreement") among the undersigned,
                                     ----------------
the other Borrowers party thereto, Providian Bancorp, Inc., as Guarantor, the Lenders named therein, and The Chase Manhattan Bank (National Association), as Administrative Agent, we hereby give notice that we request CBO Quotes for the following proposed Competitive Bid Option Borrowing(s):

Borrowing    Quotation                              Interest
Date         Date[/*1/]  Amount[/*2/]  Type[/*3/]  Period[/*4/]
---------    ----------  ------------  ----------  ------------












--------------------

/*/ All numbered footnotes appear on the last page of this Exhibit.

                               CBO Quote Request
                               -----------------

[Pursuant to Section 4.03 of the Credit Agreement, interest on a Set Rate Loan with an Interest Period of 270 days or more shall be computed on the basis of a 360-day year consisting of twelve 30-day months.] [*5]

  Terms used herein have the meanings assigned to them in the Credit Agreement.

                                                [NAME OF BORROWER]



                                                By:____________________________
                                                   Name:
                                                   Title:

____________________

[1] For use if a Set Rate in a Set Rate Auction is requested to be submitted before the proposed date of borrowing.
[2]  Each amount must be $5,000,000 or a larger multiple of $1,000,000.
[3] Insert either "LIBO Margin" (in the case of LIBOR Market Loans) or "Set Rate" (in the case of Set Rate Loans).
[4] A whole number of months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of at least 7 days after the making of such Set Rate Loan and ending on a Business Day.
[5] Insert if Set Rate Loans with an Interest Period of 270 days or more are requested.


                               CBO Quote Request
                               -----------------

                                                                       EXHIBIT C


                               FORM OF CBO QUOTE

To:  The Chase Manhattan Bank (National Association), as Agent

Attention:

Re:    CBO Quote to
       [Borrower] (the "Borrower")

  This CBO Quote is given in accordance with Section 2.03(c) of the Amended and Restated Credit Agreement dated as of ___________, 1995 (the "Credit Agreement") among [Name of Borrower], the other Borrowers party thereto, Providian Bancorp, Inc., as Guarantor, the Lenders named therein and The Chase Manhattan Bank (National Association), as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

  In response to the Borrower's invitation dated __________, 199__ ,we hereby make the following CBO Quote(s) on the following terms:

     l.   Quoting Lender:

     2.   Person to contact at Quoting Lender:

     3. We hereby offer to make Competitive Bid Option Loan(s) in the following principal amount[s], for the following Interest Period(s) and at the following rate(s):

Borrowing    Quotation                          Interest
  Date       Date[/*/1]  Amount[*2]  Type[*3]  Period[*4]  Rate[*5]
---------    ----------  ----------  --------  ----------  --------



/*/ All numbered footnotes appear on the last page of this Exhibit.

                                   CBO Quote
                                   ---------

        [Pursuant to Section 4.03 of the Credit Agreement, interest on a Set Rate Loan with an Interest Period of 270 days or more shall be computed on the basis of a 360-day year consisting of twelve 30-day months.] [*6]

        We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] us to make the Competitive Bid Option Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to Section 2.03 of the Credit Agreement).

                                        Very truly yours,

                                        [NAME OF LENDER]



                                        By:
                                           ----------------------------
                                           Authorized Officer

Dated:
       ----------------------

-----------------------------

[1]  As specified in the related CBO Quote Request.

[2] The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 or a larger multiple of $1,000,000.

[3] Indicate "LIBO Margin" (in the case of LIBOR Market Loans) or "Set Rate" (in the case of Set Rate Loans).

[4] A whole number of months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of at least 7 days after the making of such Set Rate Loan and ending on a Business Day, as specified in the related CBO Quote Request.

[5] For a LIBOR Market Loan, specify margin over or under the LIBO Rate determined for the applicable Interest Period. Specify percentage (rounded, if necessary, to the nearest 1/10,000th of 1%) and specify whether "PLUS" or "MINUS". For a Set Rate Loan, specify rate of interest per annum (rounded, if necessary, to the nearest 1/10,000th of 1%).

[6] Insert if Set Rate Loans with an Interest Period of 270 days or more were requested.

                                   CBO Quote
                                   ---------

                                                                     EXHIBIT D-1




                          FORM OF NOTICE OF BORROWING
                        OF COMPETITIVE BID OPTION LOANS
                                                            [Date]

TO:    The Chase Manhattan Bank (National Association), as Administrative Agent

FROM:  [Name of Borrower]

RE:    Notice of Borrowing of Competitive Bid Option Loans

     The undersigned refers to the Amended and Restated Credit Agreement, dated as of ___________, 1995 (the "Credit Agreement"; terms defined therein being used herein as therein defined) among [Name of Borrower], the other Borrowers party thereto, Providian Bancorp, Inc., as Guarantor, the Lenders party thereto and The Chase Manhattan Bank (National Association), as Administrative Agent; and hereby gives you notice, irrevocably, pursuant to and in accordance with
Section 2.03(e) of the Credit Agreement, that the undersigned hereby accepts the following offers notified to the undersigned pursuant to Section 2.03(d), in an aggregate principal amount of $____________, in respect of the CBO Quote Request dated _________, 199__ delivered by the undersigned to the Agent pursuant to
Section 2.03(b):

          Borrowing    Quotation            Interest
 Lender     Date         Date      Amount     Type       Rate
--------  ---------    ---------   ------   --------     ----






        [Pursuant to Section 4.03 of the Credit Agreement, interest on a Set Rate Loan with an Interest Period of 270 days or more shall be computed on the basis of a 360-day year consisting of twelve 30-day months.] [/*/1]


---------------

/*/ Insert if Set Rate Loans with an Interest Period of 270 days or more are accepted.

        The undersigned hereby certifies that the following statements will be true on the date[s] set forth under the caption "Borrowing Date" above:

     (A) the representations and warranties made by the undersigned and the Guarantor in Section 7 of the Credit Agreement and in each of the other Credit Documents to which it is a party are true and complete before and after giving effect to the Competitive Bid Option Loans specified above, with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

     (B) no Default or Event of Default with respect to the undersigned or the Guarantor has occurred and is continuing, or would result from the making of such Competitive Bid Option Loans.

                                        Very truly yours,
                                        [NAME OF BORROWER]

                                        By:____________________________
                                           Title:


              Notice of Borrowing of Competitive Bid Option Loans
              ---------------------------------------------------

                                                                     EXHIBIT D-2


                          FORM OF NOTICE OF BORROWING
                              OF SYNDICATED LOANS


                                                         [Date]


TO:     The Chase Manhattan Bank (National Association), as Administrative Agent

FROM:   [Name of Borrower] (the "Borrower")

RE:     Notice of Borrowing of Syndicated Loans

      The undersigned refers to the Amended and Restated Credit Agreement, dated as of ________________, 1995 (the "Credit Agreement"; terms defined therein being used herein as therein defined) among the undersigned, the other Borrowers party thereto, Providian Bancorp, Inc., as Guarantor, the Lenders party thereto, and The Chase Manhattan Bank (National Association), as Administrative Agent; and hereby gives you notice, irrevocably, pursuant to Section 4.05 of the Credit Agreement, that the undersigned hereby requests a borrowing or borrowings of Syndicated Loans under the Credit Agreement, and in connection therewith sets forth below the information relating to such borrowing or borrowings (the "Proposed Borrowing") as required by Section 4.05 of the Credit Agreement:

      (i)   The Business Day of the Proposed Borrowing is __________, 199__.

      (ii) The aggregate amount of the Proposed Borrowing is $_______/1/ [which shall be comprised of Loans of $________ ("Borrowing 1") and $________ ("Borrowing 2")]./2/

      (iii) The Loans comprising the Proposed Borrowing are [Base Rate Loans] [Eurodollar Loans].


---------------

/1/ To be used if different Interest Periods are selected with respect to different borrowings of Eurodollar Loans included in the Proposed Borrowing.

/2/ To be expanded to "Borrowing 3" etc., if necessary.


                    Notice of Borrowing of Syndicated Loans
                    ---------------------------------------

        /3/(iv) The Interest Period for each Eurodollar Loan made as part of the Proposed Borrowing is _____ month[s]/4/ [with respect to Borrowing 1 and _____ month[s] with respect to Borrowing 2].

        The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing:

        (A) the representations and warranties made by the undersigned and the Guarantor in Section 7 of the Credit Agreement and in each of the other Credit Documents to which it is a party are true and complete before and after giving effect to the Proposed Borrowing, with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

       (B) no Default or Event of Default with respect to the undersigned or the Guarantor has occurred and is continuing, or would result from such Proposed Borrowing.

                                         Very truly yours,
                                         [NAME OF BORROWER]

                                         By:
                                            ---------------------------------
                                            Title:

---------------
     /3/ To be included for a Proposed Borrowing comprised, in whole or in part, of Eurodollar Loans.

    /4/ To be used if the Proposed Borrowing is comprised of more than one borrowing of Eurodollar Loans and different Interest Periods are selected with respect to different borrowings of Eurodollar Loans.


                    Notice of Borrowing of Syndicated Loans
                    ---------------------------------------

                                                                     EXHIBIT D-3



                          FORM OF NOTICE OF BORROWING
                              OF SWING LINE LOANS


                                                           [Date]


TO:    The Chase Manhattan Bank (National Association), as Administrative Agent

FROM:  [Name of Borrower]

RE:    Notice of Borrowing of Swing Line Loans


        The undersigned refers to the Amended and Restated Credit Agreement, dated as of __, 1995 (the "Credit Agreement"; terms defined therein being used herein as therein defined) among the undersigned, the other Borrowers party thereto, Providian Bancorp, Inc., as Guarantor, the Lenders party thereto, and The Chase Manhattan Bank (National Association), as Administrative Agent; and hereby gives you notice, irrevocably, pursuant to Section 2.04 of the Credit Agreement, that the undersigned hereby requests a borrowing of Swing Line Loans under the Credit Agreement, and in connection therewith sets forth below the information relating to such borrowing (the "Proposed Borrowing") as required by
Section 2.04 of the Credit Agreement:

        (i) The Proposed Borrowing is requested from The Chase Manhattan Bank (National Association).

        (ii)  The Business Day of the Proposed Borrowing is ______ 199__.

        (ii)  The aggregate amount of the Proposed Borrowing is $_____.

        (iii) The Loans comprising the Proposed Borrowing will bear interest at the [Swing Line Base Rate] [Swing Line Money Market Rate].

        The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing:

       (A) the representations and warranties made by the undersigned and the Guarantor in Section 7 of the Credit Agreement and in each of the other Credit Documents to which it is a party are true and complete before and after giving effect to the Proposed Borrowing, with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);


                    Notice of Borrowing of Swing Line Loans
                    ---------------------------------------

        (B) no Default or Event of Default with respect to the undersigned or the Guarantor has occurred and is continuing, or would result from such Proposed Borrowing.

                                        Very truly yours,
                                        [NAME OF BORROWER]

                                        By: _____________________________
                                            Name:
                                            Title:


                    Notice of Borrowing of Swing Line Loans
                    ---------------------------------------

                                                                       EXHIBIT E






October 10, 1995





The Chase Manhattan Bank (National
Association), as Administrative Agent,
and the Lenders party to the Credit
Agreement (as hereinafter defined)

                     Re:    AMENDED AND RESTATED CREDIT AGREEMENT

Ladies and Gentlemen:

        I have acted as in-house counsel for Providian Bancorp, Inc., a Delaware corporation ("PBI"), First Deposit National Bank, a national banking association ("FDNB"), Providian National Bank, a national banking association ("PNB"), Providian Credit Corporation, a Delaware corporation ("PCC"), and Providian Credit Services, Inc., a Utah corporation ("PCSI"), in connection with the Amended and Restated Credit Agreement dated as of October 10, 1995 (the "Credit Agreement") among FDNB, PNB, PCC and PCSI, as borrowers (collectively, the "Borrowers"), PBI, as guarantor (the "Guarantor" and, together with the Borrowers, the "Obligors"), the lenders party thereto from time to time (the "Lenders") and The Chase Manhattan Bank (National Association), as administrative agent for the Lenders (in such capacity, the "Agent"). All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

        This opinion is being furnished to you pursuant to Section 6.01(a)(iii) of the Credit Agreement.

        For purposes of rendering this opinion, I have examined originals or copies identified to my satisfaction of the following documents:

               (a) the Credit Agreement, including the Exhibits and Schedules thereto;

               (b)    the Fee Letter; and

               (c) the articles of association, articles of incorporation or certificate of incorporation, as the case may be, and by-laws, each as amended to the date hereof, of each of the Obligors.

The Chase Manhattan Bank (National Association) as Administrative Agent, and the Lenders party to the Credit Agreement (as hereinafter defined)
October 10, 1995
Page 2



        The documents referred to in items (a) and (b) above are sometimes referred to herein as the "Credit Documents."

        In addition, I have made such inquiries and investigations and examined such corporate records of the Obligors as I have deemed necessary to render the opinions set forth herein.

        As used herein, the phrase "to my knowledge" refers to my actual knowledge based on my review of the documents listed above and the information, inquiries and investigations described herein and no others.

        For purposes of this opinion, I have assumed (i) the due authorization, execution and delivery of the Credit Documents by each of the Lenders and the Agent, as applicable; (ii) that each such Lender and the Agent have the legal power to act in the capacities in which they are to act under the Credit Documents; (iii) the conformity to the original documents of any documents submitted to me as certified or photostatic copies, the authenticity of such documents and the genuineness of all signatures on such documents; (iv) that each of the Credit Documents is the legal, valid and binding obligation of each of the Lenders and the Agent, as applicable, enforceable against each such party in accordance with its terms; and (v) that each of the Lenders and the Agent has performed and will perform its obligations thereunder.

        Based upon the foregoing, and subject to the qualifications, limitations and assumptions hereinafter set forth, I am of the opinion that:

        1. Each of the Guarantor and PCC is a corporation validly existing and in good standing under the laws of the State of Delaware. PCSI is a corporation validly existing and in good standing under the laws of the State of Utah. Each of FDNB and PNB is a national banking association validly existing and in good standing under the laws of the United States of America.

        2. Each of the Obligors has all requisite corporate power and authority to own and operate its properties, to conduct its business in the manner in which it presently is conducted and to execute, deliver and perform its obligations under each of the Credit Documents to which it is a party.

        3. Each of the Credit Documents to which an Obligor is a party has been duly authorized by all necessary corporate action on the part of such Obligor.

        4. Neither the execution and delivery by any Obligor of the Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder constitutes

The Chase Manhattan Bank (National Association) as Administrative Agent, and the Lenders party to the Credit Agreement (as hereinafter defined)
October 10, 1995
Page 3


or will result in a breach of such Obligor's charter or by-laws or, to my knowledge, any order of any court or governmental authority having jurisdiction over such Obligor or constitutes a violation of any applicable federal law, law of the State of California or the General Corporation Law of the State of Delaware. Neither the execution and delivery by any Obligor of the Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder will conflict with, or result in any material breach of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of such Obligor pursuant to, or require any consent not obtained under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Obligor is a party or by which it or any of its property or assets are bound or to which it is subject, which conflict, breach or default, or lien created or imposed, or the failure to obtain such consent, would have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Credit Documents to which it is a party.

        5. Except as disclosed in the Credit Agreement or in any Schedule or Exhibit thereto, to my knowledge there is pending or threatened no action, suit or proceeding or governmental investigation, or any order, writ, injunction or decree, against any Obligor before or by any court, arbitrator or governmental or administrative body that challenges the validity or enforceability of any of the Credit Documents or the transactions contemplated thereby or that restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, any such transaction or in which there is a reasonable probability of an adverse decision against such Obligor and which, if adversely determined, would reasonably be expected to have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Credit Documents to which it is a party.

        6. None of the Obligors is an "investment company" or a person directly or indirectly controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Obligors is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        7. Neither the making of any Loans pursuant to, nor application of the proceeds thereof in accordance with, the Credit Agreement will violate Regulation U or X promulgated by the Board of Governors of the Federal Reserve System.

        The foregoing opinions are subject to the following qualifications, limitations and assumptions:

The Chase Manhattan Bank (National Association) as Administrative Agent, and the Lenders party to the Credit Agreement (as hereinafter defined)
October 10, 1995
Page 4


        A. I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware, the United States of America and, subject to the limitations set forth in paragraph B below, the Business Corporation Law of the State of Utah. This opinion is limited to the effect of the present state of such laws, as applied to the facts on which I have relied (as set forth above), in existence on the date hereof. I express no opinion as to the laws of any other time or jurisdiction or the applicability of the laws of any particular jurisdiction. I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts, and I assume no responsibility to advise you of any such changes.

        B. Insofar as the opinions regarding PCSI expressed in paragraphs 1, 2 and 3 above involve the laws of the State of Utah, I have relied, with your consent, solely on the opinion of Van Cott, Bagley, Cornwall & McCarthy dated the date hereof, a copy of which is being concurrently delivered to you, and I have made no independent examination of the laws of such jurisdiction. In connection with the above opinions regarding PCSI, I note that PCSI, which has an application for deposit insurance pending before the Federal Deposit Insurance Corporation, is not currently an Insured Depository Institution, and that PCSI will not have authority to accept insured deposits and conduct certain lending activities until such time as it becomes an Insured Depository Institution.

        C. This opinion is delivered solely for your benefit in connection with the Credit Agreement and may not be relied upon by any person other than the Agent and the Lenders (including any Lender becoming a party to the Credit Agreement after the date hereof pursuant to the terms of the Credit Agreement) or by the Agent or the Lenders in any other context, nor may this opinion be used, circulated, published, communicated or otherwise referred to or made available to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the Credit Agreement or (v) to any permitted prospective transferee (including any prospective Participant) of the Loans or Commitments. This opinion may not be quoted without my prior written consent.

Very truly yours,




Mary Ellen Richey
General Counsel

                                                                     EXHIBIT F-1



                           [FORM OF SYNDICATED NOTE]

                                PROMISSORY NOTE


$______________                                           [_____________, 1995]
                                                          New York, New York

        FOR VALUE RECEIVED, [NAME OF BORROWER], [a national banking association incorporated, organized and existing under the laws of the United States of America] [a Delaware corporation ] [a Utah corporation] (the "Borrower"), hereby
                                                              --------
promises to pay to the order of _____________ (the "Lender"), for the account of
                                                    ------
its respective Applicable Lending Offices provided for in the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of __________________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Syndicated Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, each of which recordations or endorsements shall constitute prima facie evidence of the matters set forth therein; provided that the failure of the Lender to make any
                           --------
such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Syndicated Loans made by the Lender.

        This Note is one of the promissory notes referred to in Section 13.06(d) of the Amended and Restated Credit Agreement dated as of ______________ __, 1995 (as modified and supplemented and in effect from time to time, the "Credit
                                                                    ------
Agreement") among the Borrower, the other Borrowers party thereto, Providian
---------
Bancorp, Inc., as Guarantor, the Lenders named therein and The Chase Manhattan Bank (National Association), as Administrative Agent, and evidences Syndicated Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.


                                Syndicated Note
                                ---------------

        The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

        Except as permitted by Section 13.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

        The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

        This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                        [NAME OF BORROWER]

                                        By_______________________
                                          Title:


                                Syndicated Note
                                ---------------

                          SCHEDULE OF SYNDICATED LOANS

        This Note evidences Syndicated Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                            Amount
                                                             Paid,
 Date Made,                                      Duration  Prepaid,
 Continued    Principal                             of     Continued   Unpaid
     or       Amount of    Type of    Interest   Interest     or      Principal  Notation
 Converted      Loan        Loan       Rate       Period   Converted   Amount    Made by
-----------   --------     -------    --------   --------  ---------  ---------  --------



                                Syndicated Note
                                ---------------

                                                                     EXHIBIT F-2



                     [FORM OF COMPETITIVE BID OPTION NOTE]
                                PROMISSORY NOTE

                                                           [_____________, 1995]
                                                           New York, New York


        FOR VALUE RECEIVED, [NAME OF BORROWER], [a national banking association incorporated, organized and existing under the laws of the United States of America] [a Delaware corporation] [a Utah corporation] (the "Borrower"), hereby
                                                             --------
promises to pay to the order of_____________ (the "Lender"), for the account of its respective Applicable Lending Offices provided for in the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the aggregate unpaid principal amount of the Competitive Bid Option Loans made by the Lender to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Competitive Bid Option Loan, at such office, in like money and funds, for the period commencing on the date of such Competitive Bid Option Loan until such Competitive Bid Option Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        The date, amount, Type, interest rate and maturity date of each Competitive Bid Option Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, each of which recordations or endorsements shall constitute prima facie evidence of the matters set forth therein; provided that the failure of the Lender to make any such recordation or
         --------
endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Competitive Bid Option Loans made by the Lender.

  This Note is one of the promissory notes referred to in Section 13.06(d) of the Amended and Restated Credit Agreement dated as of __, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among the
                                                   ----------------
Borrower, the other Borrowers party thereto, Providian Bancorp, Inc., as Guarantor, the Lenders named therein (including the Lender) and The Chase Manhattan Bank (National Association), as Administrative Agent, and evidences Competitive Bid Option Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                          Competitive Bid Option Note
                          ---------------------------

        The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

        Except as permitted by Section 13.06 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

        The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

        This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                                [NAME OF BORROWER]

                                                By_______________________
                                                   Title:


                          Competitive Bid Option Note
                          ---------------------------

                               SCHEDULE OF LOANS

        This Note evidences Competitive Bid Option Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

           Principal                         Maturity    Amount     Unpaid
 Date of   Amount of    Type of   Interest   Date of     Paid or   Principal  Notation
  Loan       Loan        Loan       Rate      Loan       Prepaid    Amount    Made by
--------  ----------    -------   --------   --------    -------   ---------  --------





                          Competitive Bid Option Note
                          --------------------------

                                                                       EXHIBIT G



                           ADDITIONAL LENDER ADDENDUM

        ADDENDUM, dated _____________________, to the Amended and Restated Credit Agreement dated as of ____________, 1995 (as amended or modified from time to time, the "Credit Agreement") among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions listed on the signature pages thereof under the caption "LENDERS" or which, pursuant to
Section 2.12, 2.13 or 13.06(b) thereof, shall become a "Lender" thereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Company (in such capacity, together with any successor appointed pursuant to Section 12.08 thereof, the "Agent").

                             W I T N E S S E T H :

        WHEREAS, the Credit Agreement provides that a financial institution; although not originally a party thereto, may become a party to the Credit Agreement with the consent of the Borrowers by executing and delivering to the Obligors and the Agent an addendum to the Credit Agreement in substantially the form of this Addendum; and

        WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

        NOW, THEREFORE, the undersigned hereby agrees as follows:

        1. The undersigned (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.01 thereof or the financial statements most recently delivered by the Borrowers and the Guarantor pursuant to Section 8.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise


                          Additional Lender Addendum
                          --------------------------
such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iv) agrees to be bound by the provisions of the Credit Agreement and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender; (v) specifies as its Applicable Lending Offices (and address for notices) the office(s) set forth beneath its name on the signature page hereof;
(vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the status of the undersigned for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Credit Documents or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty; and (vii) and agrees that it shall on the date this Addendum is accepted by the Borrowers and the Agent become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto.

          2.   The amount of the Commitment of the undersigned shall be _______.
                               -
          3. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.


                          Additional Lender Addendum
                          --------------------------

        IN WITNESS WHEREOF, the undersigned has caused this Addendum to be executed and delivered by a duly authorized officer on the date first above written

                                     [NAME OF LENDER]

                                     By: ___________________________

                                         Name: [Printed]____________

                                         ___________________________

                                     Lending Office for Base Rate Loans:
                                         Lending Office for Loans other than
                                           Base Rate Loans:
                                         Address for Notices:
                                         Attention:
                                         Telex No.:
                                         Telecopier No.:
                                         Telephone No.:

Accepted this ___ day of

____________, 199__.


THE CHASE MANHATTAN BANK
(National Association), as Administrative Agent

By: _______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN BANCORP, INC.
As Guarantor

By: _______________________________
    Title:


                          Additional Lender Addendum
                          --------------------------

Accepted this ___ day of

____________, 199__.


FIRST DEPOSIT NATIONAL BANK

By: _______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN NATIONAL BANK

By: _______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN CREDIT CORPORATION

By: _______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN CREDIT SERVICES, INC.

By: _______________________________
    Title:

                          Additional Lender Addendum
                          --------------------------

                                                                       EXHIBIT H


                         INCREASED COMMITMENT ADDENDUM

        ADDENDUM, dated _____________________, to the Amended and Restated Credit Agreement dated as of ____________, 1995 (as amended or modified form time to time, the "Credit Agreement") among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions listed on the signature pages thereof under the caption "LENDERS" or which, pursuant to
Section 2.12, 2.13 or 13.06(b) thereof, shall become a "Lender" thereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Company (in such capacity, together with any successor appointed pursuant to Section 12.08 thereof, the "Agent").

                             W I T N E S S E T H :

        WHEREAS, the Credit Agreement provides in subsection 2.14 thereof that any Lender with the consent of the Borrowers may increase the amount of its Commitment by executing and delivering to the Obligors and the Agent an addendum to the Credit Agreement in substantially the form of this Addendum; and

        WHEREAS, the undersigned now desires to increase the amount of its Commitment under the Credit Agreement;

        NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that it shall on the date this Addendum is accepted by the Obligors and the Agent have its Commitment increased $____________, thereby making the amount of its Commitment $_______________.

          2. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.


                         Increased Commitment Addendum
                         -----------------------------

        IN WITNESS WHEREOF, the undersigned has caused this Addendum to be executed and delivered by a duly authorized officer on the date first above written

                                        [NAME OF LENDER]

                                        By: _____________________________
                                            Title:

Accepted this ___ day of

____________, 199__.


THE CHASE MANHATTAN BANK
(National Association), as Administrative Agent

By: ______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN BANCORP, INC.,
as Guarantor

By: ______________________________
    Title:

Accepted this ___ day of

____________, 199__.


FIRST DEPOSIT NATIONAL BANK

By: ______________________________
    Title:


                         Increased Commitment Addendum
                         -----------------------------

Accepted this ___ day of

____________, 199__.


PROVIDIAN NATIONAL BANK

By: ______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN CREDIT CORPORATION

By: ______________________________
    Title:

Accepted this ___ day of

____________, 199__.


PROVIDIAN CREDIT SERVICES, INC.

By: ______________________________
    Title:


                         Increased Commitment Addendum
                         -----------------------------

                                                                       EXHIBIT I



                                    October 10, 1995





(212) 351-3951                                        C 14073-00164

To: The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the Credit Agreement (as hereinafter defined)

Ladies and Gentlemen:

          We have acted as special counsel to The Chase Manhattan Bank (National Association) as Agent and the Lenders (as hereinafter defined) in connection with the Amended and Restated Credit Agreement dated as of October 10, 1995 (the "Credit Agreement") among (i) First Deposit National Bank, a national banking association incorporated, organized and existing under the laws of the United States of America ("FNDB"), Providian National Bank, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), Providian Credit Corporation, a corporation organized and existing under the laws of the State of Delaware ("PCC"), Providian Credit Services, Inc., a corporation organized and existing under the laws of the State of Utah ("PCSI"); together with FDNB, PNB and PCC, the "Borrowers"), (ii) Providian Bancorp, a corporation organized existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"),
(iii) the lenders party thereto from time to time (the "Lenders") and (iv) The Chase Manhattan Bank (National Association) as administrative agent for Lenders (in such capacity, the "Agent"). This opinion is being rendered to you pursuant to Section 6.01(a)(iv) of the Credit Agreement. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

          In rendering this opinion, we have examined an executed copy of each of the Credit Documents.

          We have, with your permission, assumed, without independent investigation or inquiry with respect to any such matter, that:

          (a) each of the Obligors is a corporation, partnership or other entity validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite corporate or other power and authority to execute, deliver and delivery of obligations under each Credit Document to which it is a party; the execution and delivery of each such Credit Document by each such Obligor, and the performance of the obligations of each such Obligor, have been duly authorized by all necessary corporate action on the part of each such Obligor, and each such Credit

                    Opinion of Special Counsel to the Agent
                    ---------------------------------------

The Chase Manhattan Bank (National Association) as Administrative Agent, and the Lenders party to the Credit Agreement
October 10, 1995
Page 2

Document has been duly executed and delivered by or on behalf of each such Obligor or by a person or persons thereunto duly authorized;

          (b) to the extent that the obligations of the Obligors may be dependent upon such matters, each of the Agent and the Lenders has all requisite corporate power and authority to execute, deliver and perform its respective obligations under each Credit Document to which it is a party; the execution and delivery of each such Credit Document and performance of such obligations have been duly authorized by all necessary corporate action on the part of the Agent and the Lenders; each such Credit Document has been duly executed and delivered by or on behalf of each of the Agent and the Lenders; and each such Credit Document is a legal, valid and binding obligation of each of the Agent and the Lenders, enforceable against each of term with its terms;

          (c) the documents submitted to us as originals are authentic and the documents submitted to us as certified or reproduction copies conform to the originals; and

          (d) there are no agreements or understandings between or among the Agent, the Lenders, the Obligors or third parties that would expand, modify or otherwise affect the terms of the Credit Documents of the respective rights or obligations of the parties thereunder, and the Credit Documents or the respective rights or obligations of the parties thereunder, and the Credit Documents correctly set forth the intent of all parties thereto.

          Based upon the foregoing and subject to the qualifications, limitations and assumptions set forth below, we are of the opinion that each of the Credit Documents to which an Obligor is party constitutes the legal, valid and binding obligation of such Obligor, enforceable against each such Obligor in accordance with its terms.

          The foregoing opinion is subject to the following qualifications, limitations and assumptions.

          A. We render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the United States of America. This opinion is limited to the effect of the present state of the laws of the State of New York and of the United States of America and the facts as they presently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts.

          B. Our opinions are subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws affecting enforcement of creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or conveyances or preferential transfers); (ii) the application of general principles of equity, whether considered in a case or proceeding at law or in equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or other equitable relief (whether sought in a proceeding at law or in equity); and (iii) the qualification that indemnification provisions in the Credit Documents may be unenforceable to the extent that such indemnification relates to claims made under any federal or state securities laws or is otherwise limited by public policy.

The Chase Manhattan Bank (National Association) as Administrative Agent, and the Lenders party to the Credit Agreement
October 10, 1995
Page 3


          C. We express no opinion as to the legality, validity, binding effect or enforceability (whether according to its terms or otherwise) of: (i) any provision of any Credit Document to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy; (ii) any waiver or any consent relating to the rights of Obligors under any Credit Document or applicable law or duties owing to the Obligors existing as a matter of law to the extent such waivers or consents are found by a court to be against public policy or are ineffective pursuant to applicable law; (iii) any waiver or consent contained in any Credit Document relating to such rights or duties that is broadly or vaguely stated or unknown future rights; (iv) any provision of any Credit Document requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not effectively be agreed upon by the parties or that the doctrine of promissory estoppel might not apply;
(v) Section 10.02 of the Credit Agreement; (vi) any provision in any Credit Document waiving the right to object to venue or with respect to the jurisdiction of the United States District Court for the Southern District of New York; and (vii) the effect of the laws of any jurisdiction in which any Bank is located (other than New York) that limit the interest, fees or other charges such Bank may impose.

          This opinion is rendered to the Agent and the Lenders in connection with the Credit Agreement and may not be relied upon by any person other than the Agent and the Lenders (including any Lender becoming a party to the Credit Agreement after the date hereof pursuant to the terms of the Credit Agreement) or by the Agent or the Lenders in any other context, nor may any copies of this opinion be provided to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the Credit Agreement or (v) to any permitted prospective transferee of the Loans or Commitments. This opinion may not be quoted without the prior written consent of this Firm.

                                    Very truly yours,



                                    GIBSON, DUNN & CRUTCHER

================================================================================

                                $1,200,000,000

                         TERMINATION, REPLACEMENT AND
                             RESTATEMENT AGREEMENT

                           DATED AS OF MAY 14, 1996

                                     AMONG

                         FIRST DEPOSIT NATIONAL BANK,

                           PROVIDIAN NATIONAL BANK,

                         PROVIDIAN CREDIT CORPORATION

                                      AND

                       PROVIDIAN CREDIT SERVICES, INC.,

                                 AS BORROWERS,

                           PROVIDIAN BANCORP, INC.,

                                 AS GUARANTOR,

                           THE LENDERS NAMED HEREIN,

                                  AS LENDERS

                                      AND

                           THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                            AS ADMINISTRATIVE AGENT

                                      AND

    BANK OF AMERICA NATIONAL TRUST
       AND SAVINGS ASSOCIATION                            THE BANK OF NEW YORK

          CITICORP USA, INC.                                 COMMERZBANK AG

CREDIT LYONNAIS, SAN FRANCISCO BRANCH                        CREDIT SUISSE

                 DEUTSCHE BANK AG                     NATIONSBANK OF TEXAS, N.A.

                                       AS CO-AGENTS

================================================================================

                                  [LOGO] CHASE

                                         CONTENTS

                                                                           Page
                                                                           ----

1.  TERMINATION, REPLACEMENT AND RESTATEMENT                                  1

2.  REPRESENTATIONS AND WARRANTIES                                            6

3.  CONDITIONS TO EFFECTIVENESS                                               7

4.  APPLICABLE LAW                                                            8

5.  EXISTING CREDIT AGREEMENT                                                 8

6.  NEW CREDIT AGREEMENT                                                      8

7.  TRANSITION PROVISIONS                                                     8

8.  COUNTERPARTS                                                              9

              TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT

     TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT, dated as of
May 14, 1996 (this "TRR Agreement"), among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions (individually, a "Lender" and, collectively, the "Lenders") listed on the signature pages hereof under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used but not defined in this TRR Agreement shall have the respective meanings assigned to them in the New Credit Agreement (as defined below).

                                   RECITALS

     A. The Borrowers, the Guarantor, the Continuing Lenders and the Agent are parties to an $800,000,000 Amended and Restated Credit Agreement, dated as of October 10, 1995 (the "Existing Credit Agreement").

     B. The Borrowers, the Guarantor, the Continuing Lenders and the Agent are willing, subject to the terms and conditions of this TRR Agreement, to terminate the Existing Credit Agreement.

     C. The Borrowers, the Guarantor, the Continuing Lenders, the Additional Lenders and the Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace and restate the Existing Credit Agreement to increase the aggregate Commitments thereunder, to extend the maturity date thereof and to effect certain other changes thereto.

                                   AGREEMENT

          The parties hereto agree as follows:

      1. Termination, Replacement and Restatement. Subject to the conditions set
         ----------------------------------------
forth in Section 3 hereof:

        (a) the Existing Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to Section 13.07 thereof as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Existing Credit Agreement except as expressly modified below.

        (b) The preamble of the New Credit Agreement shall read as follows:

        CREDIT AGREEMENT, dated as of May 14, 1996, among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions listed on the signature pages to the TRR Agreement (as defined herein) as Continuing Lenders and Additional Lenders (each as defined in the TRR Agreement) or which, pursuant to Section 2.12, 2.13 or 13.06(b) hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Lenders (in such capacity, together with any successor appointed pursuant to Section 12.08, the "Agent").

        (c) The New Credit Agreement shall not contain (i) the recitals set forth in the Existing Credit Agreement or (ii) Paragraphs (I), (II) or (III) set forth under the heading "Agreement" and the first sentence under the heading "Agreement" shall read as follows:

        "The parties hereto agree as follows:".

        (d)(i) The definition of the term "Agreement" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Agreement":  this Credit Agreement, as amended,
                       ---------
        supplemented or otherwise modified from time to time.

        (ii) The definition of the term "Applicable Lending Office" in Section
1.01 of the New Credit Agreement shall read as follows:

                      "Applicable Lending Office": for each Lender and for each
                       -------------------------
        Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such

        Lender) designated for such Type of Loan on the signature pages of the TRR Agreement or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and each Borrower as the office at which its Loans of such Type are to be made and maintained.

        (iii) The definition of the term "Co-Agents" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Co-Agents":  Bank of America National Trust and Savings
                       ---------
        Association, The Bank of New York, Citicorp USA, Inc., Commerzbank AG, Credit Lyonnais, San Francisco Branch, Credit Suisse, Deutsche Bank AG and NationsBank of Texas, N.A.

        (iv) The definition of the term "Commitment" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Commitment": as to any Lender, the obligation of such
                       ----------
        Lender to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages to the TRR Agreement under the caption "Commitment", or if such Lender has entered into an Increased Commitment Addendum or one or more Assignment and Acceptances, and with respect to each Lender that becomes a Lender pursuant to an Assignment and Acceptance or an Additional Lender Addendum, as set forth in such Increased Commitment Addendum, Assignment and Acceptance or Additional Lender Addendum (as the same may be reduced from time to time pursuant to Section 2.05). The original aggregate principal amount of the Commitments is $1,200,000,000.

        (v) The definition of the term "Effective Date" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Effective Date": the Effective Date as defined in the TRR
                       --------------
        Agreement.

        (vi) The definitions of the terms "Existing Agreement" and "Existing Lenders" shall be deleted from Section 1.01 of the New Credit Agreement.

        (vii) The definition of the term "Facility Fee Rate" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Facility Fee Rate": for each Quarterly Period commencing
                       -----------------
        before the later of (i) the first anniversary of the Effective Date and
        (ii) the second consecutive Quarterly Date on which the Consolidated Tangible Capital of the Guarantor is greater than or equal to $550,000,000, 0.1250%; and for each Quarterly Period thereafter, the percentage set forth below opposite the Consolidated Tangible Capital of the Guarantor as of the Quarterly Date immediately preceding such Quarterly Period:

               Consolidated Tangible Capital       Facility Fee Rate
               -----------------------------       -----------------

               greater than or equal to
               $550,000,000                           0.1000%

               less than $550,000,000                 0.1250%

        (viii) The definition of the term "Fee Letter" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Fee Letter":  the letter dated April 3, 1996 between the
                       ----------
        Obligors and the Agent relating to certain agency and other fees in respect of the credit facilities provided hereunder.

        (ix) The definition of the term "Swing Line Amount" in Section 1.01 of the New Credit Agreement shall read as follows:

                      "Swing Line Amount":  $75,000,000.
                       -----------------
        (e) Section 1.01 of the New Credit Agreement shall contain the following additional definition:

                      "TRR Agreement": the Termination, Replacement and
                       -------------
        Restatement Agreement, dated as of May 14, 1996, among the Borrowers, the Guarantor, the banks and other financial institutions listed on the signature pages thereof as Continuing Lenders and Additional Lenders (each as defined therein) and the Agent.

        (f) The amount set forth in Section 2.03(i) of the New Credit Agreement shall be "$1,000" rather than "$750".

        (g) The first sentence of Section 2.13 of the New Credit Agreement shall read as follows:

        During the period from January 1, 1997 to the Termination Date with the consent of the Borrowers and upon notification to the Agent, one or more additional banks or financial institutions may become a party to this Agreement by executing an addendum hereto with the Obligors and the Agent, substantially in the form of Exhibit G, whereupon such bank or financial institution (each, a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that, after giving effect to such addition, (i) the aggregate Commitments shall not exceed $1,600,000,000 and (ii) no Lender shall have a Commitment which equals or exceeds 25% of the aggregate Commitments.

        (h) The first sentence of Section 2.14 of the New Credit Agreement shall read as follows:

        During the period from January 1, 1997 to the Termination Date at the request of the Borrowers and upon notification to the Agent, any Lender may increase the amount of its Commitment by executing an addendum hereto with the Obligors and the Agent, substantially in the form of Exhibit H, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, provided that, after giving effect to any such increase, (i) the aggregate Commitments shall not exceed $1,600,000,000 and (ii) no Lender shall have a Commitment which equals or exceeds 25% of the aggregate Commitments.

        (i) Section 2.15 of the Existing Credit Agreement shall be deleted from the New Credit Agreement.

        (j) Section 6.01 of the New Credit Agreement shall read as follows:
"6.01 RESERVED".
      --------
        (k) The dates set forth in the first and last sentences of Section 7.01 of the New Credit Agreement shall be "December 31, 1995" rather than "December 31, 1994" and the second sentence of Section 7.01 of the Existing Credit Agreement shall be deleted from the New Credit Agreement.

        (l) The date set forth in Section 7.02 of the New Credit Agreement shall be "December 31, 1995" rather than "December 31, 1994".

        (m) Section 9.01(a) of the New Credit Agreement shall read as follows:

                      (a) Maintenance of Consolidated Tangible Capital. Permit
                          --------------------------------------------
        Consolidated Tangible Capital at any time during any of the calendar years set forth below to be less than the amount set forth below opposite such year:

Year                          Amount
----                          ------

1996                          $300,000,000
1997                          $350,000,000
1998 and thereafter           $400,000,000

        (n)    Section 13.02 of the New Credit Agreement shall read as follows:

                      13.02 NOTICES. All notices, requests and other
                            -------
        communications provided for herein and under the other Credit Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy), or, with respect to notices given pursuant to Section 2.03 or 2.04, by telephone, confirmed in writing by telecopier by the close of business on the day the notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages of the TRR Agreement or the applicable Assignment and Acceptance or Additional Lender Addendum; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

        (o) The first proviso in Section 13.03 of the New Credit Agreement shall read as follows:

        provided that the fees and expenses of the Agent and of counsel to the
        --------
        Agent and the Lenders in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents shall be payable by the Borrowers only to the extent set forth in the letter agreement dated April 3, 1996 among the Agent and the Obligors.

        2. Representations and Warranties.  Each Obligor represents and warrants
           ------------------------------
to each of the Lenders that:

        (a) This TRR Agreement, and the New Credit Agreement, have been duly authorized, and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles, including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

        (b) The representations and warranties made by it under Section 7 of the New Credit Agreement, after giving effect to this TRR Agreement, are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

        (c) Before and after giving effect to this TRR Agreement, no Default or Event of Default has occurred and is continuing.

        3. Conditions to Effectiveness. This TRR Agreement shall become
           ---------------------------
effective on the first date (the "Effective Date") on which each of the following conditions precedent is satisfied in full:

        (a) The Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

        (b) The representations and warranties set forth in Section 7 of the New Credit Agreement, once the Existing Credit Agreement is replaced thereby, shall be true and correct in all material respects on and as of the Effective Date, with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

        (c) Each Obligor shall be in compliance with all the terms and provisions set forth in the Existing Credit Agreement and in the New Credit Agreement, once the Existing Credit Agreement is replaced thereby, and in each other document relating thereto on its part to be observed or performed, and no Default or Event of Default shall have occurred and be continuing.

        (d) The Agent shall have received the following documents, each certified as indicated below:

               (1) a copy of the charter, as amended and in effect, of each Obligor certified as of a recent date by the secretary or assistant secretary of such Obligor, and a certificate from the Comptroller of the Currency or the Secretary of State of its jurisdiction of incorporation, as the case may be, dated as of a recent date, as to the good standing of such Obligor; and

               (2) a certificate of the secretary or an assistant secretary of each Obligor, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Obligor as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Obligor authorizing the execution, delivery and performance of this TRR Agreement and such of the Credit Documents to which such Obligor is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Obligor has not been amended since the date of the certification thereto furnished pursuant to clause (1) above, and (D) as to the incumbency and specimen signature of each officer of such Obligor executing this TRR Agreement and the Credit Documents and each other document to be delivered by such Obligor in connection therewith (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor).

        (e) The Agent shall have received (i) a favorable opinion, dated the Effective Date, of in-house counsel to the Obligors, substantially in the form of Exhibit A hereto and covering such other matters as the Agent may reasonably request and (ii) a favorable opinion, dated the Effective Date, of Gibson, Dunn & Crutcher, counsel to the Agent, substantially in the form of Exhibit B hereto and covering such other matters as the Agent may reasonably request.

        (f) All legal matters in connection with this TRR Agreement shall be satisfactory to the Agent, in its reasonable discretion.

The Agent shall promptly give the Obligors and each Lender notice of the Effective Date.

        4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
           --------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        5. Existing Credit Agreement. Until the occurrence of the Effective Date
           -------------------------
as provided in Section 3 hereof, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby.

        6. New Credit Agreement. Any reference in the New Credit Agreement, or
           --------------------
in any documents or instruments required thereunder or annexes, exhibits or schedules thereto, referring to the Existing Credit Agreement, shall be deemed to refer to the New Credit Agreement which shall be deemed dated as of the date hereof. As used in the New Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the New Credit Agreement. Except as expressly modified by this TRR Agreement, the terms and provisions of the Existing Credit Agreement are hereby confirmed and ratified in all respects and shall be in full force and effect as the terms and provisions of the New Credit Agreement.

        7. Transition Provisions. (a) Transition Provisions (a) On the Effective
           ---------------------
Date all Loans outstanding under the Existing Credit Agreement shall automatically be deemed to be Loans outstanding under the New Credit Agreement and all amounts and rights accrued under the Existing Credit Agreement shall be deemed accrued under the New Credit Agreement.

        (b) If on the Effective Date there is an unpaid principal amount of Syndicated Loans under the Existing Credit Agreement which are Base Rate Loans, each Additional Lender and each Lender whose Commitment has increased under the New Credit Agreement shall make Loans under the New Credit Agreement to the Borrowers in such amounts as shall be necessary to cause the outstanding amount of each such Lender's share of the Base Rate Loans of all Lenders (after giving effect to the application of proceeds described in the last sentence of this paragraph), expressed as a percentage, to be equal to such Lender's Commitment Percentage. The Agent will notify each such Lender in writing of the amount of any such Loan it shall be required to make, and on the Effective Date each such Lender will transfer to the Agent, in immediately available funds, the amount of its Loan. The proceeds of such Loans shall be applied by the Agent on behalf of the Borrowers to the partial repayment of the other Lenders' Base Rate Loans to the extent necessary to cause the outstanding amount of each such other Lender's share of the Base Rate Loans of all Lenders under the New Credit Agreement, expressed as a percentage, to be equal to such other Lender's Commitment Percentage (and the pro-rata and sharing provisions of Section 4.02 shall not be applicable to such payment).

        (b) If on the Effective Date there is an unpaid principal amount of Syndicated Loans which are Eurodollar Loans or Competitive Bid Option Loans under the Existing Credit Agreement, the Additional Lenders and the Lenders whose Commitments have increased under the New Credit Agreement shall not be required to make any advances on the Effective Date in respect thereof and Lenders whose Commitments have decreased under the New Credit Agreement shall not receive any repayment on the Effective Date in respect thereof, provided that, in the case of Syndicated Loans which are Eurodollar Loans, if such Eurodollar Loans are converted or continued on the last day of the Interest Period therefor, such conversion or continuation shall be pro rata according to the Commitments of the Lenders after giving effect to the New Credit Agreement, and provided, further, that if, for any reason, any such Eurodollar Loans are not repaid, converted or continued on the last day of the Interest Period therefor, effective on such last day, each Additional Lender and each Lender whose Commitment has increased pursuant to the New Credit Agreement severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Default or Event of Default, purchase a participating interest in such Eurodollar Loans ("Unrefunded Eurodollar Loans") in an amount equal to, in the case of an Additional Lender, such Lender's Commitment Percentage of such Eurodollar Loans, and, in the case of a Lender whose Commitment shall have increased, the product of the principal amount of such Eurodollar Loans and a fraction the numerator of which is the amount of the increase in such Lender's Commitment and the denominator of which is the aggregate amount of the Commitments. Each such Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation, and the proceeds of such participations shall be distributed by the Agent to the other Lenders in such amounts as will reduce the amount of the participating interest retained by each such other Lender in such Eurodollar Loans to their respective Commitment Percentages of such Eurodollar Loans. Each Lender shall share on a pro rata basis (calculated by reference to its participating interest in such Eurodollar Loans) in any interest which accrues thereon and in all repayments thereof. All payments in respect of Unrefunded Eurodollar Loans and participations therein shall be made in accordance with Section 4.02.

        8. Counterparts. This TRR Agreement may be executed in two or more
           ------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            FIRST DEPOSIT NATIONAL BANK

                                            By  /s/ David J. Petrini
                                              ---------------------------------
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior
                                                       Financial Officer

                                            Address for Notices:

                                            1)  Before June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 398-0731

                                            Telephone No.:    (415) 398-2893

                                            2)  From and after June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            201 Mission Street
                                            San Francisco, CA  94105

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 278-6028

                                            Telephone No.:    (415) 543-0404

                                            PROVIDIAN NATIONAL BANK

                                            By  /s/ David J. Petrini
                                              ----------------------------------
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Address for Notices:

                                            1)  Before June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 398-0731

                                            Telephone No.:    (415) 398-2893

                                            2)  From and after June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            201 Mission Street
                                            San Francisco, CA  94105

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 278-6028

                                            Telephone No.:    (415) 543-0404

                                            PROVIDIAN CREDIT CORPORATION

                                            By  /s/ David J. Petrini
                                              ----------------------------------
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Address for Notices:

                                            1)  Before June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 398-0731

                                            Telephone No.:    (415) 398-2893

                                            2)  From and after June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            201 Mission Street
                                            San Francisco, CA  94105

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 278-6028

                                            Telephone No.:    (415) 543-0404

                                            PROVIDIAN CREDIT SERVICES, INC.

                                            By  /s/ David J. Petrini
                                              ----------------------------------
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            1)  Before June 10, 1996:

                                            Address for Notices:

                                            c/o Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 398-0731

                                            Telephone No.:    (415) 398-2893

                                            2)  From and after June 10, 1996:

                                            c/o Providian Bancorp, Inc.
                                            201 Mission Street
                                            San Francisco, CA  94105

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 278-6028

                                            Telephone No.:    (415) 543-0404

                                            PROVIDIAN BANCORP, INC., as
                                            Guarantor

                                            By  /s/ David J. Petrini
                                              ----------------------------------
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Address for Notices:

                                            1)  Before June 10, 1996:

                                            Providian Bancorp, Inc.
                                            88 Kearny Street, Suite 1900
                                            San Francisco, CA  94108

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 398-0731

                                            Telephone No.:    (415) 398-2893

                                            2)  From and after June 10, 1996:

                                            Providian Bancorp, Inc.
                                            201 Mission Street
                                            San Francisco, CA  94105

                                            Attention: Senior Vice President
                                                       and Senior Financial
                                                       Officer

                                            Telecopier No.:   (415) 278-6028

                                            Telephone No.:    (415) 543-0404

LENDERS
-------

CONTINUING LENDERS
------------------

Commitment                             ABN AMRO BANK N.V. - PITTSBURGH BRANCH
----------
$30,000,000
                                       By /s/ James M. Janovsky
                                         --------------------------------
                                         Name: James M. Janovsky
                                         Title: Group Vice President

                                       By /s/ Kathryn C. Toth
                                         --------------------------------
                                         Name: Kathryn C. Toth
                                         Title: Vice President

                                       Lending Office for Base Rate Loans:

                                         ABN AMRO Bank N.V.
                                         One PPG Place, Suite 2950
                                         Pittsburgh, PA 15222-5400

                                       Lending Office for Loans other than
                                         Base Rate Loans:

                                         ABN AMRO Bank N.V.
                                         One PPG Place, Suite 2950
                                         Pittsburgh, PA 15222-5400

                                       Address for Notices:

                                         ABN AMRO Bank N.V.
                                         One PPG Place, Suite 2950
                                         Pittsburgh, PA 15222-5400

                                       Attention: James M. Janovsky


                                       Telex No.: 6734601 ABNAMRO UT

                                       Telecopier No.:  412-566-2266

                                       Telephone No.:   412-566-2269

Commitment                                  BANK OF AMERICA ILLINOIS
----------
$70,000,000
                                            By /s/ Raju N. Patel
                                              --------------------------------
                                              Name: Raju N. Patel
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              Bank of America Illinois
                                              1850 Gaterway Blvd., 4th floor
                                              Concord, CA 94520

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Bank of America Illinois
                                              1850 Gaterway Blvd., 4th floor
                                              Concord, CA 94520

                                            Address for Notices:

                                              Bank of America Illinois
                                              1850 Gaterway Blvd., 4th floor
                                              Concord, CA 94520

                                            Attention: Marianne Runyen

                                            Telecopier No.: 510-675-8218

                                            Telephone No.:  510-675-7719

Commitment                                  THE BANK OF NEW YORK
----------
$70,000,000
                                            By /s/ Elizabeth Ying
                                              --------------------------------
                                              Name: Elizabeth Ying
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              The Bank of New York
                                              1 Wall Street, 22nd Floor
                                              New York, New York 10286

                                            Lending Office for Loans other
                                            than Base Rate

                                              The Bank of New York
                                              1 Wall Street, 22nd Floor
                                              New York, New York 10286

                                            Address for Notices:

                                              The Bank of New York
                                              1 Wall Street, 22nd Floor
                                              New York, New York 10286

                                                       and

                                              10990 Wilshire Boulevard
                                              Suite 1125
                                              Los Angeles, California 90024

                                            Attention: Lorna Alleyne/Elizabeth
                                                       T. Ying

                                            Telecopier No.: 212-635-6399
                                                            310-996-8667

                                            Telephone No.:  212-635-6737
                                                            310-996-8661

Commitment                                  BANQUE NATIONAL DE PARIS
----------
$25,000,000
                                            By /s/ Jennifer Y. Cho
                                              --------------------------------
                                              Name: Jennifer Y. Cho
                                              Title: Vice President

                                            By /s/ William J. La Herran
                                              --------------------------------
                                              Name: William J. La Herran
                                              Title: Assistan Vice President

                                            Lending Office for Base Rate Loans:

                                              Banque Nationale de Paris
                                              180 Montgomery Street
                                              San Francisco, CA 94104

                                            Lending Office for Loans other
                                              than Base Rate Loans:

                                              Banque Nationale de Paris
                                              180 Montgomery Street
                                              San Francisco, CA 94104

                                            Address for Notices:

                                              Banque Nationale de Paris
                                              180 Montgomery Street
                                              San Francisco, CA 94104

                                            Attention: William J. La Herran

                                            Telex No.: RCA278900 (BNPSUR)

                                            Telecopier No.: 415-296-8954

                                            Telephone No.:  415-956-0707

Commitment                                  CAISSE NATIONALE DE
----------                                    CREDIT AGRICOLE
$30,000,000
                                            By /s/ Katherine L. Abbott
                                              --------------------------------
                                              Name: Katherine L. Abbott
                                              Title: First Vice President

                                            Lending Office for Base Rate Loans:

                                              Caisse Nationale de Credit
                                                Agricole
                                              55 East Monroe Street, Suite 4700
                                              Chicago, Illinois 60603

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Caisse Nationale de Credit
                                                Agricole
                                              55 East Monroe Street, Suite 4700
                                              Chicago, Illinois 60603

                                            Address for Notices:

                                              Caisse Nationale de Credit
                                                Agricole
                                              55 East Monroe Street, Suite 4700
                                              Chicago, Illinois 60603

                                            Attention: Kathleen Martens

                                            Telex No.: 190063 AGRICOUT

                                            Telecopier No.: 312-372-4421

                                            Telephone No.:  312-917-7444/7420

Commitment                                  THE CHASE MANHATTAN BANK
----------                                    (NATIONAL ASSOCIATION)
$70,000,000

                                            By /s/ Heather Lindstrom
                                              ---------------------------------
                                              Name:  Heather Lindstrom
                                              Title: Vice President

                                            Lending Office for all Loans:

                                               The Chase Manhattan Bank
                                                (National Association)
                                               1 Chase Manhattan Plaza
                                               New York, New York 10081

                                            Address for Notices:
                                               The Chase Manhattan Bank
                                                (National Association)
                                               1 Chase Manhattan Plaza
                                               New York, New York 10081

                                            Attention: Monique Parker

                                            Telecopier No.:  212-552-1368

                                            Telephone No.:  212-552-5920

Commitment                                  CITICORP USA, INC.
----------
$60,000,000

                                            By /s/ Stephen P. Zwick
                                              ---------------------------------
                                              Name: Stephen P. Zwick
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              Citicorp USA, Inc.
                                              399 Park Avenue
                                              New York, New York 10043

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Citicorp USA, Inc.
                                              399 Park Avenue
                                              New York, New York 10043

                                            Address for Notices:

                                              Citicorp USA, Inc.
                                              399 Park Avenue
                                              New York, New York 10043

                                            Attention: James Lee/
                                              Peter C. Bickford

                                            Telecopier No.: 212-371-6309

                                            Telephone No.:  212-559-8146/4412

Commitment                                  COMMERZBANK AG, LOS ANGELES BRANCH
----------
$70,000,000

                                            By /s/ Christian Jagenberg
                                              _________________________________
                                              Name: Christian Jagenberg
                                              Title: Senior Vice President and
                                                     Manager

                                            By /s/ Werner Schmidbauer
                                              _________________________________
                                              Name:  Werner Schmidbauer
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              Commerzbank AG, Los Angeles Branch
                                              660 So. Figueroa, Suite 1450
                                              Los Angeles, CA 90017

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Commerzbank AG, Los Angeles Branch
                                              660 So. Figueroa, Suite 1450
                                              Los Angeles, CA 90017

                                            Address for Notices:

                                              Commerzbank AG, Los Angeles Branch
                                              660 So. Figueroa, Suite 1450
                                              Los Angeles, CA 90017

                                            Attention: Werner Schmidbauer/
                                              Edna Youna

                                            Telex No.: 678338 CBKLA UI

                                            Telecopier No.: 213-623-0039

                                            Telephone No.:  213-623-8223/5419

Commitment                                  CREDIT LYONNAIS, SAN FRANCISCO
----------                                    BRANCH AND/OR CREDIT LYONNAIS,
$70,000,000                                   CAYMAN ISLAND BRANCH


                                            By  /s/ William J. Fischer
                                               _________________________________
                                              Name: William J. Fischer
                                              Title: Vice President and Manager

                                            Lending Office for Base Rate Loans:

                                              Credit Lyonnais, San Francisco
                                                Branch
                                              c/o 3 Embarcadero Center,
                                                Suite 1640
                                              San Francisco, California 94111

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Credit Lyonnais, San Francisco
                                                Branch
                                              3 Embarcadero Center,
                                                Suite 1640
                                              San Francisco, California 94111

                                            Address for Notices:

                                              Credit Lyonnais, San Francisco
                                                Branch
                                              3 Embarcadero Center,
                                                Suite 1640
                                              San Francisco, California 94111

                                            Attention: William J. Fischer/
                                                       Christiane Balouny

                                            Telecopier No.: 415-956-7008

                                            Telephone No.:  415-956-7002

Commitment                                  CREDIT SUISSE
----------
$70,000,000


                                            By  /s/ Worthington
                                               _________________________________
                                              Name: David J. Worthington
                                              Title: Member of Senior Management


                                            By [illegible]
                                               _________________________________
                                              Name:  [illegible]
                                              Title:

                                            Lending Office for Base Rate Loans:

                                              Credit Suisse
                                              633 West Fifth Street, 64th Floor
                                              Los Angeles, CA 90071

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Credit Suisse
                                              633 West Fifth Street, 64th Floor
                                              Los Angeles, CA 90071

                                            Address for Notices:

                                              Credit Suisse
                                              633 West Fifth Street, 64th Floor
                                              Los Angeles, CA 90071

                                            Attention: Rita Asa

                                            Telex No.: 67227 (CREDSUIS)

                                            Telecopier No.: 213-955-8245

                                            Telephone No.:  213-955-8284

Commitment                                  THE DAI-ICHI KANGYO BANK, LTD.,
----------                                    CHICAGO BRANCH
$20,000,000


                                            By /s/ T. Hemmi
                                               _________________________________
                                              Name: Takeshi Hemmi
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              The Dai-Ichi Kangyo Bank, Ltd.,
                                                Chicago Branch
                                              10 South Wacker Drive, 26th Floor
                                              Chicago, IL 60606

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              The Dai-Ichi Kangyo Bank, Ltd.,
                                                Chicago Branch
                                              10 South Wacker Drive, 26th Floor
                                              Chicago, IL 60606

                                            Address for Notices:

                                              The Dai-Ichi Kangyo Bank, Ltd.,
                                                Chicago Branch
                                              10 South Wacker Drive, 26th Floor
                                              Chicago, IL 60606

                                            Attention: John Sneed,
                                                       Kathy Oczko: Corporate
                                                                    Banking

                                            Telecopier No.: 312-876-2011

                                            Telephone No.:  312-715-6362

Commitment                                  DEUTSCHE BANK AG,
----------                                    NEW YORK AND/OR CAYMAN ISLANDS
$70,000,000                                   BRANCHES


                                            By  /s/ Cynthia A. Gavenda
                                               _________________________________
                                              Name: Cynthia A. Gavenda
                                              Title: Associate


                                            By  /s/ Louis Caltavuturo
                                               _________________________________
                                              Name: Louis Caltavuturo
                                              Title: Associate

                                            Lending Office for Base Rate Loans:

                                              Deutsche Bank AG,
                                              New York Branch
                                              31 West 52nd Street
                                              New York, New York 10019

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Deutsche Bank AG
                                              Cayman Islands Branch
                                              31 West 52nd Street
                                              New York, New York 10019

                                            Address for Notices:

                                              Deutsche Bank AG
                                              New York and/or Cayman Islands
                                                Branches
                                              31 West 52nd Street
                                              New York, New York 10019

                                            Attention: CFS, Cheryl Mandelbaum

                                            Telex No.: 429166/DEUT BK NY

                                            Telecopier No.: 212-474-7880

                                            Telephone No.:  212-474-8426

Commitment                                  THE FIRST NATIONAL BANK OF BOSTON
----------
$25,000,000

                                            By  /s/ John B. Sinclair
                                               _________________________________
                                               Name: John B. Sinclair
                                               Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              The First National Bank of Boston
                                              100 Rustcraft Rd. Mail Stop
                                                74-02-05
                                              Dedham, Massachusetts 02026
                                              Attention: Mary Kucharski

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              The First National Bank of Boston
                                              100 Rustcraft Rd. Mail Stop
                                                74-02-05
                                              Dedham, Massachusetts 02026

                                            Address for Competitive Bid Notices:

                                              The First National Bank of Boston
                                              100 Federal Street, Mail Stop
                                                01-10-08
                                              Boston, Massachusetts 02110

                                            Attention: John B. Sinclair

                                            Telecopier No.: 617-434-1096

                                            Telephone No.:  617-434-5045

Commitment                                  FLEET BANK N.A.
----------
$25,000,000

                                            By  /s/ Stephanie Wilson-Flaherty
                                              _________________________________
                                              Name: Stephanie Wilson-Flaherty
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              Fleet Bank N.A.
                                              175 Water Street - 28th Floor
                                              New York, New York 10038

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Fleet Bank N.A.
                                              175 Water Street - 28th Floor
                                              New York, New York 10038

                                            Address for Notices:

                                              Fleet Bank N.A.
                                              175 Water Street - 28th Floor
                                              New York, New York 10038

                                            Attention: Stephanie Wilson-Flaherty
                                                       Madeline Sargon

                                            Telex No.: 12-7933

                                            Telecopier No.: 212-602-3323

                                            Telephone No.:  212-602-2448

Commitment                                  FLEET NATIONAL BANK
----------
$15,000,000

                                            By  /s/ P.J. Kane
                                               _________________________________
                                               Name: P.J. Kane
                                               Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              Fleet National Bank
                                              777 Main Street
                                              Hartford, Connecticut 06115

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Fleet National Bank
                                              777 Main Street
                                              Hartford, Connecticut 06115

                                            Address for Notices:

                                              Fleet National Bank
                                              777 Main Street
                                              Hartford, Connecticut 06115

                                            Attention: David Albanesi/
                                                       Robert Meditz
                                                       Insurance Industry Dept.

                                            Telecopier No.: 860-986-1094

                                            Telephone No.:  860-986-5600

Commitment                                  THE FUJI BANK, LIMITED,
----------                                    SAN FRANCISCO AGENCY
$55,000,000

                                            By  /s/ Keiichi Ozawa
                                               _________________________________
                                               Name: Keiichi Ozawa
                                               Title: Joint General Manager

                                            Lending Office for Base Rate Loans:

                                              The Fuji Bank, Limited
                                              San Francisco Agency
                                              601 California, Suite 500
                                              San Francisco, CA 94108

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              The Fuji Bank, Limited
                                              San Francisco Agency
                                              601 California, Suite 500
                                              San Francisco, CA 94108

                                            Address for Notices:

                                              The Fuji Bank, Limited
                                              San Francisco Agency
                                              601 California, Suite 500
                                              San Francisco, CA 94108

                                            Attention: Suzanne Stitt

                                            Telex No.: 176087 FUJIBK SFO

                                            Telecopier No.: 415-362-4613

                                            Telephone No.:  415-296-5443

Commitment                                  THE INDUSTRIAL BANK OF JAPAN,
----------                                    LIMITED, LOS ANGELES AGENCY
$50,000,000

                                            By  /s/ T. Iyoda
                                              _________________________________
                                              Name: Toshinari Iyoda
                                              Title: Senior Vice President

                                            Lending Office for Base Rate Loans:

                                            The Industrial Bank of Japan,
                                              Limited,
                                            Los Angeles Agency
                                            350 South Grand Avenue, Suite 1500
                                            Los Angeles, CA 90071

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                            The Industrial Bank of Japan,
                                              Limited,
                                            Los Angeles Agency
                                            350 South Grand Avenue, Suite 1500
                                            Los Angeles, CA 90071

                                            Address for Notices:

                                            The Industrial Bank of Japan,
                                              Limited,
                                            Los Angeles Agency
                                            350 South Grand Avenue, Suite 1500
                                            Los Angeles, CA 90071

                                            Attention: Charles Lilygren

                                            Telex No.: 6831123 COGIN LSA

                                            Telecopier No.: 213-488-9840

                                            Telephone No.:  213-893-6444

Commitment                                  NATIONSBANK OF TEXAS, N.A.
----------
$70,000,000

                                            By  /s/ Kate Galletty
                                               _________________________________
                                               Name: Kate Galletty
                                               Title: Senior Vice President

                                            Lending Office for Base Rate Loans:

                                              NationsBank of Texas, N.A.
                                              901 Main Street, 14th Floor
                                              Dallas, Texas 75202

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              NationsBank of Texas, N.A.
                                              901 Main Street, 14th Floor
                                              Dallas, Texas 75202

                                            Address for Notices:

                                              NationsBank of Texas, N.A.
                                              901 Main Street, 14th Floor
                                              Dallas, Texas 75202

                                            Attention: Greg Venker/Traci Vinson

                                            Telecopier No.: 214-508-0944

                                            Telephone No.:  214-508-0584

Commitment                                  PNC BANK, NATIONAL ASSOCIATION
----------
$55,000,000

                                            By  /s/ Jeffrey P. White
                                              _________________________________
                                              Name: Jeffrey P. White
                                              Title: Commercial Banking Officer

                                            Lending Office for Base Rate Loans:

                                              PNC Bank, N.A.
                                              55 S. Lake Avenue, Suite 650
                                              Pasadena, California 91101

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              PNC Bank, N.A.
                                              55 S. Lake Avenue, Suite 650
                                              Pasadena, California 91101

                                            Address for Notices:


                                              PNC Bank, N.A.
                                              55 S. Lake Avenue, Suite 650
                                              Pasadena, California 91101

                                            Attention: Jeffry P. White
                                                       Pamela J. Fox

                                            Telecopier No.: 818-568-0653

                                            Telephone No.:  818-568-9326

Commitment                                  SANWA BANK, LIMITED
----------                                    ATLANTA AGENCY
$20,000,000

                                            By  /s/ Raymond F. [illegible]
                                              _________________________________
                                              Name: Raymond F. [illegible]
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                             The Sanwa Bank, Limited
                                               Atlanta Agency
                                             133 Peachtree Street NE, Suite 4950
                                             Atlanta, Georgia 30303

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                             The Sanwa Bank, Limited
                                               Atlanta Agency
                                             133 Peachtree Street NE, Suite 4950
                                             Atlanta, Georgia 30303

                                            Address for Notices:

                                             The Sanwa Bank, Limited
                                               Atlanta Agency
                                             133 Peachtree Street NE, Suite 4950
                                             Atlanta, Georgia 30303

                                            Attention: Raymond Hamilton
                                                       Kristy Mayo

                                            Telex No.: 4611830 SANWALT

                                            Telecopier No.: 404-589-1629

                                            Telephone No.:  404-586-8805

ADDITIONAL LENDERS
------------------

Commitment                                  BANK OF NOVA SCOTIA
----------
$20,000,000

                                            By /s/ F.C.H. Ashby
                                              _________________________________
                                              Name: F.C.H. Ashby
                                              Title: Senior Manager Loan
                                                     Operations

                                            Lending Office for Base Rate and
                                              LIBOR Loans:

                                              Bank of Nova Scotia
                                              600 Peachtree St., NE
                                              Suite 2700
                                              Atlanta, GA 30308

                                            Lending Office for Competitive Bid
                                              Loans:

                                              Bank of Nova Scotia
                                              1 Liberty Plaza
                                              New York, NY 10006

                                            Address for Notices:

                                              Bank of Nova Scotia
                                              600 Peachtree St., NE
                                              Suite 2700
                                              Atlanta, GA 30308

                                                       and

                                              Chicago Representative Office
                                              Suite 3700
                                              181 W. Madison St.
                                              Chicago, IL 60602

                                            Attention: J.T. Legista
                                                       Barbara Siatczynski

                                            Telex: ITT 241791

                                            Telecopier No.: 312-201-4108
                                                            404-888-8998

                                            Telephone No.:  312-201-4113
                                                            404-877-1562

Commitment                                  BANKERS TRUST COMPANY
----------
$35,000,000

                                            By  /s/ Cynthia Berge-O'Keefe
                                              _________________________________
                                              Name: Cynthia Berge-O'Keefe
                                              Title: Managing Director

                                            Lending Office for Base Rate Loans:

                                              Bankers Trust Company
                                              130 Liberty St. - 14th Fl.
                                              New York, N.Y. 10017

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Bankers Trust Company
                                              130 Liberty St. - 14th Fl.
                                              New York, N.Y. 10017

                                            Address for Notices:

                                              Bankers Trust Company
                                              130 Liberty St. - 14th Fl.
                                              New York, N.Y. 10017

                                            Attention: James Morgan/
                                                       Cindy Berge O'Keefe

                                            Telecopier No.: 212-250-7351

                                            Telephone No.:  212-250-7466

Commitment                                  THE FIRST NATIONAL BANK OF CHICAGO
----------
$35,000,000

                                            By  /s/ Philip H. Britt
                                              _________________________________
                                              Name: Philip H. Britt
                                              Title: Senior Vice President

                                            Lending Office for Base Rate Loans:

                                              The First National Bank of Chicago
                                              One First National Plaza
                                              Mail Suite 0085, 1-16
                                              Chicago, IL 60670-00085

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              The First National Bank of Chicago
                                              One First National Plaza
                                              Mail Suite 0085, 1-16
                                              Chicago, IL 60670-00085

                                            Address for Notices:

                                              The First National Bank of Chicago
                                              One First National Plaza
                                              Mail Suite 0085, 1-16
                                              Chicago, IL 60670-00085

                                            Attention: Paul T. Schultz/
                                                       Lillian A. Arroyo

                                            Telecopier No.: 312-732-4033

                                            Telephone No.:  312-732-7074/2279

Commitment                                  MELLON BANK, N.A.
----------
$35,000,000

                                            By  /s/ Richard A. Spelke
                                              _________________________________
                                              Name: Richard A. Spelke
                                              Title: First Vice President

                                            Lending Office for Base Rate Loans:

                                              Mellon Bank, N.A.
                                              Three Mellon Bank Center
                                              23rd Floor/Loan Administration
                                              Pittsburgh, PA 15259

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Mellon Bank, N.A.
                                              Three Mellon Bank Center
                                              23rd Floor/Loan Administration
                                              Pittsburgh, PA 15259

                                            Address for Notices:

                                              Mellon Bank, N.A.
                                              Three Mellon Bank Center
                                              23rd Floor/Loan Administration
                                              Pittsburgh, PA 15259

                                                        and:

                                              300 South Grand Ave., Suite 3800
                                              Los Angeles, CA 90071

                                            Attention: Sean C. Gannon/
                                                       Damon Carr

                                            Telecopier No.: 412-236-2028

                                            Telephone No.:  213-680-7280
                                                            412-234-1872

Commitment                                  MORGAN GUARANTY TRUST COMPANY
----------                                    OF NEW YORK
$35,000,000

                                            By  /s/ Anthony R. Malloy
                                              _________________________________
                                              Name: Anthony R. Malloy
                                              Title: Vice President

                                            Lending Office for Base Rate Loans:

                                              Morgan Guaranty Trust Company
                                                of New York
                                              60 Wall St.
                                              New York, NY 10260

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Morgan Guaranty Trust Company
                                                of New York
                                              60 Wall St.
                                              New York, NY 10260

                                            Address for Notices:

                                              Morgan Guaranty Trust Company
                                                of New York
                                              60 Wall St.
                                              New York, NY 10260

                                            Attention: Anthony Malloy

                                            Telex No.: 177615 (MGTUT)

                                            Telecopier No.: 212-648-5249

                                            Telephone No.:  212-648-8087

Commitment                                  ROYAL BANK OF CANADA
----------
$20,000,000

                                            By  /s/ Yvonne J. Barnett
                                              _________________________________
                                              Name: Yvonne J. Barnett
                                              Title: Manager

                                            Lending Office for Base Rate Loans:

                                              Royal Bank of Canada
                                              Financial Square, 23rd Floor
                                              New York, NY 10005-3531

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Royal Bank of Canada
                                              Financial Square, 23rd Floor
                                              New York, NY 10005-3531

                                            Address for Notices:

                                              Royal Bank of Canada
                                              Financial Square, 23rd Floor
                                              New York, NY 10005-3531

                                            Attention: Manager, Credit
                                                       Administration

                                            Telex No.: MCI-62519 (Royal Bank)

                                            Telecopier No.: 212-809-6459
                                                            212-428-2372

                                            Telephone No.:  212-428-6277
                                                            212-428-6311

Commitment                                  THE SAKURA BANK, LIMITED
----------
$20,000,000

                                            By  /s/ Masahiro Nakajo
                                              _________________________________
                                              Name: Masahiro Nakajo
                                              Title: Senior Vice President and
                                                     Manager

                                            Lending Office for Base Rate Loans:

                                              The Sakura Bank, Limited
                                              277 Park Ave., 45th Floor
                                              New York, NY 10172

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              The Sakura Bank, Limited
                                              277 Park Ave., 45th Floor
                                              New York, NY 10172

                                            Address for Notices:

                                              The Sakura Bank, Limited
                                              277 Park Ave., 45th Floor
                                              New York, NY 10172

                                            Attention: Rebecca Sell

                                            Telecopier No.: 212-888-7651

                                            Telephone No.:  212-756-6817

Commitment                                  SWISS BANK CORPORATION
----------                                    NEW YORK BRANCH
$20,000,000

                                            By  /s/ Darryl Mansebein
                                              _________________________________
                                              Name: Darryl Mansebein
                                              Title: Director

                                            By  /s/ Susan N. Esquith
                                              _________________________________
                                              Name: Susan N. Esquith
                                              Title: Director, Credit Risk
                                                     Management

                                            Lending Office for Base Rate Loans:

                                              Swiss Bank Corporation
                                              New York Branch
                                              P.O. Box 395
                                              Church St. Station
                                              New York, NY 10008

                                            Lending Office for Loans other than
                                              Base Rate Loans:

                                              Swiss Bank Corporation
                                              New York Branch
                                              P.O. Box 395
                                              Church St. Station
                                              New York, NY 10008

                                            Address for Notices:

                                              Swiss Bank Corporation
                                              New York Branch
                                              P.O. Box 395
                                              Church St. Station
                                              New York, NY 10008

                                            Attention: Dominick Schiavo

                                            Telecopier No.: 212-574-3888

                                            Telephone No.:  212-574-3072

                                                                       EXHIBIT A

May ___, 1996

The Chase Manhattan Bank (National
Association), as Administrative Agent,
and the Lenders party to the TRR
Agreement (as hereinafter defined)

                Re:    Termination, Replacement and Restatement Agreement

Ladies and Gentlemen:

        I have acted as in-house counsel for Providian Bancorp, Inc., a Delaware corporation ("PBI"), First Deposit National Bank, a national banking association ("FDNB"), Providian National Bank, a national banking association ("PNB"), Providian Credit Corporation, a Delaware corporation ("PCC"), and Providian Credit Services, Inc., a Utah corporation ("PCSI"), in connection with the Termination, Replacement and Restatement Agreement dated as of May ___, 1996 (the "TRR Agreement") among FDNB, PNB, PCC and PCSI, as borrowers (collectively, the "Borrowers"), PBI, as guarantor (the "Guarantor" and, together with the Borrowers, the "Obligors"), the lenders party thereto (the "Lenders") and The Chase Manhattan Bank (National Association), as administrative agent for the Lenders (in such capacity, the "Agent"). All capitalized terms used but not defined herein have the respective meanings given to such terms in the TRR Agreement.

        This opinion is being furnished to you pursuant to Section 3(e) of the TRR Agreement.

        For purposes of rendering this opinion, I have examined originals or copies identified to my satisfaction of the following documents:

               (a) the TRR Agreement, including the Exhibits and Schedules thereto and the terms thereof incorporated by reference to the Amended and Restated Credit Agreement dated as of October 10, 1995;

               (b) the Fee Letter dated April 3, 1996; and

               (c) the articles of association, articles of incorporation or certificate of incorporation, as the case may be, and by-laws, each as amended to the date hereof, of each of the Obligors.

        The documents referred to in items (a) and (b) above are sometimes referred to herein as the "Restated Credit Documents."

        In addition, I have made such inquiries and investigations and examined such corporate records of the Obligors as I have deemed necessary to render the opinions set forth herein.

        As used herein, the phrase "to my knowledge" refers to my actual knowledge based on my review of the documents listed above and the information, inquiries and investigations described herein and no others.

        For purposes of this opinion, I have assumed (i) the due authorization, execution and delivery of the Restated Credit Documents by each of the Lenders and the Agent, as applicable; (ii) that each Lender and the Agent have the legal power to act in the capacities in which they are to act under the Restated Credit Documents; (iii) the conformity to the original documents of any documents submitted to me as certified or photostatic copies, the authenticity of such documents and the genuineness of all signatures on such documents; (iv) that each of the Restated Credit Documents is the legal, valid and binding obligation of each of the Lenders and the Agent, as applicable, enforceable against each such party in accordance with its terms; and (v) that each of the Lenders and the Agent has performed and will perform its obligations thereunder.

        Based upon the foregoing, and subject to the qualifications, limitations and assumptions hereinafter set forth, I am of the opinion that:

        1. Each of the Guarantor and PCC is a corporation validly existing and in good standing under the laws of the State of Delaware. PCSI is a corporation validly existing and in good standing under the laws of the State of Utah. Each of FDNB and PNB is a national banking association validly existing and in good standing under the laws of the United States of America.

        2. Each of the Obligors has all requisite corporate power and authority to own and operate its properties, to conduct its business in the manner in which it presently is conducted and to execute, deliver and perform its obligations under each of the Restated Credit Documents to which it is a party.

        3. Each of the Restated Credit Documents to which an Obligor is a party has been duly authorized by all necessary corporate action on the part of such Obligor.

        4. Neither the execution and delivery by any Obligor of the Restated Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder constitutes or will result in a breach of such Obligor's charter or by-laws or, to my knowledge, any order of any court or governmental authority having jurisdiction over such Obligor or constitutes a violation of applicable law. Neither the execution and delivery by any Obligor of the Restated Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder will conflict with, or result in any material breach of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of such Obligor pursuant to, or require any consent not obtained under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Obligor is a party or by which it or any of its property or assets are bound or to which it is subject, which conflict, breach or default, or lien created or imposed, or the failure to obtain such consent, would have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Restated Credit Documents to which it is a party.

        5. Except as disclosed in the TRR Agreement or in any Schedule or Exhibit thereto or any terms incorporated therein by reference, to my knowledge there is pending or threatened no action, suit or proceeding or governmental investigation, or any order, writ, injunction or decree, against any Obligor before or by any court, arbitrator or governmental or administrative body that challenges the validity or enforceability of any of the Restated Credit Documents or the transactions contemplated thereby or that restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, any such transaction or in which there is a reasonable probability of an adverse decision against such Obligor and which, if adversely determined, would reasonably be expected to have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Credit Documents to which it is a party.

        6. None of the Obligors is an "investment company" or a person directly or indirectly controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Obligors is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        7. Neither the making of any Loans pursuant to, nor application of the proceeds thereof in accordance with, the Restated Credit Documents will violate Regulation U or X promulgated by the Board of Governors of the Federal Reserve System.

        The foregoing opinions are subject to the following qualifications, limitations and assumptions:

        A. I render no opinion herein as to matters involving the laws of any jurisdiction other than the laws of the State of California, the General Corporation Law of the State of Delaware, the Revised Business Corporation Act of the State of Utah and the federal law of the United States of America. This opinion is limited to the effect of the present state of such laws, as applied to the facts on which I have relied (as set forth above), in existence on the date hereof. I express no opinion as to the laws of any other time or jurisdiction or the applicability of the laws of any particular jurisdiction. I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts, and I assume no responsibility to advise you of any such changes.

        B. This opinion is delivered solely for your benefit in connection with the TRR Agreement and may not be relied upon by any person other than the Agent and the Lenders (including any Lender becoming a party to the New Credit Agreement after the date hereof pursuant to the terms of the New Credit Agreement) or by the Agent or the Lenders in any other context, nor may this opinion be used, circulated, published, communicated or otherwise referred to or made available to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the TRR Agreement or (v) to any permitted prospective transferee (including any prospective Participant) of the Loans or Commitments. This opinion may not be quoted without my prior written consent.

Very truly yours,

Mary Ellen Richey
General Counsel

info filenameNA960990.112[_]

                                                                       EXHIBIT B

                                        May 14, 1996



(212) 351-4000                                                     C 14073-00164


  To: The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the TRR Agreement (as hereinafter defined)

Ladies and Gentlemen:

        We have acted as special counsel to The Chase Manhattan Bank
(National Association) as Agent and the Lenders (as hereinafter defined) in connection with the Termination, Replacement and Restatement Agreement dated as of May 14, 1996 (the TRR Agreement") among (i) First Deposit National
Bank, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), Providian National Bank, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), Providian Credit Corporation, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and Providian Credit Services, Inc., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"), (ii) Providian Bancorp, a corporation organized existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"), (iii) the lenders party thereto from time to time (the "Lenders") and (IV) The Chase Manhattan Bank (National Association) as administrative agent for Lenders (in such capacity, the "Agent"). This opinion is being rendered to you pursuant to Section 3(e) of the TRR
Agreement. All capitalized terms used but not defined herein have the respective meanings given to such terms in the New Credit Agreement (as defined in the TRR Agreement.)

        In rendering this opinion, we have examined an executed copy of each of the TRR Agreement and the Existing Credit Agreement (as defined in the TRR Agreement).

        We have, with your permission, assumed, without independent investigation or inquiry with respect to any such matter, that:

The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the TRR Agreement
May 14, 1996
Page 2



        (a) each of the Obligors is a corporation, partnership or other entity validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite corporate or other power and authority to execute, deliver and perform its obligations under the TRR Agreement and to perform its obligations under the New Credit Agreement; the execution and delivery of the TRR Agreement by each Obligor, and the performance of the obligations of each Obligor thereunder and under the New Credit Agreement, have been duly authorized by all necessary corporate action on the part of each Obligor; and the TRR Agreement has been duly executed and delivered by or on behalf of each Obligor or by a person or persons thereunto duly authorized;

        (b) to the extent that the obligations of the Obligors may be dependent upon such matters, each of the Agent and the Lenders has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the TRR Agreement and to perform its obligations under the New Credit Agreement; the execution and delivery of the TRR Agreement and performance of the obligations thereunder and under the New Credit Agreement have been duly authorized by all necessary corporate action on the part of the Agent and the Lenders; the TRR Agreement has been duly executed and delivered by or on behalf of each of the Agent and the Lenders; and each of the TRR Agreement and the New Credit Agreement is a legal, valid and binding obligation of each of the Agent and the Lenders, enforceable against each of them its accordance with its terms;

        (c) the documents submitted to us as originals are authentic and the documents submitted to us as certified or reproduction copies conform to the originals; and

        (d) there are no agreements or understandings between or among the Agent, the Lenders, the Obligors or third parties that would expand, modify or otherwise affect the terms of the TRR Agreement or the New Credit Agreement or the respective rights or obligations of the parties thereunder, and the TRR Agreement and the New Credit Agreement correctly and completely sets forth the intent of all parties thereto.

        Based upon the foregoing and subject to the qualifications, limitations and assumptions set forth below, we are of the opinion that each of the TRR Agreement and the New Credit Agreement constitutes the legal, valid and binding obligation of each Obligor, enforceable against such obligor in accordance with its terms.

        The foregoing opinion is subject to the following qualifications, limitations and assumptions:

        A. We render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the United States of America. This opinion is limited to the effect of the present state of the laws of the State of New York and of the United States of America and the facts as they presently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts.

The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the TRR Agreement
May 14, 1996
Page 3



        B. Our opinions are subject to (i) the effect of bankruptcy, insolvency reorganization, moratorium, arrangement or other similar laws affecting enforcement of creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or conveyances or preferential transfers); (ii) the application of general principles of equity, whether considered in a case or proceeding at law or in equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or other equitable relief (whether sought in a proceeding at law or in equity); and (iii) the qualification that indemnification provisions in the New Credit Agreement may be unenforceable to the extent that such indemnification relates to claims made under any federal or state securities laws or is otherwise limited by public policy.

        C. We express no opinion as to the legality, validity, binding effect or enforceability (whether according to its terms or otherwise) of: (i) any provision of the New Credit Agreement to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy; (ii) any waiver or any consent relating to the rights of the Obligors under the New Credit Agreement or applicable law or duties owing to the Obligors existing as a matter of law to the extent such waivers or consents are found by a court to be against public policy or are ineffective pursuant to applicable law; (iii) any waiver or consent contained in the New Credit Agreement relating to such rights or duties that is broadly or vaguely stated or unknown fixture rights; (iv) any provision of the New Credit Agreement requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not effectively be agreed upon by the parties or that the doctrine of promissory estoppel might not apply; (v) Section 10.02 of the New Credit Agreement (except for rights of setoff provided by Section 151 of the Debtor and Creditor Law of the State of New York, as interpreted by applicable judicial decisions); (vi) any provision in the New Credit Agreement waiving the right to object to venue or with respect to the jurisdiction of the United States District Court for the Southern District of New York; and (vii) the effect of the laws of any jurisdiction in which any Lender is located (other than New York) that limit the interest, fees or other charges such Lender may impose.

        This opinion is rendered to the Agent and the Lenders in connection with the TRR Agreement and the New Credit Agreement and may not be relied upon by any person other than the Agent and the Lenders (including any Lender becoming a party to the New Credit Agreement after the date hereof pursuant to the terms of the New Credit Agreement) or by the Agent or the Lenders in any other context, nor may any copies of this opinion be provided to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the New Credit Agreement or (v) to any permitted

The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the TRR Agreement
May 14, 1996
Page 4



prospective transferee of the Loans or Commitments. This opinion may not be quoted without the prior written consent of this Firm.

                             Very truly yours,



                             GIBSON, DUNN & CRUTCHER LLP

NA961270.I 115/4+

--------------------------------------------------------------------------------

                                FIRST AMENDMENT

                           Dated as of April 4, 1997

                                       to

                                CREDIT AGREEMENT

                            Dated as of May 14, 1996

                                     among

                          FIRST DEPOSIT NATIONAL BANK,

                            PROVIDIAN NATIONAL BANK,

                          PROVIDIAN CREDIT CORPORATION

                                      and

                        PROVIDIAN CREDIT SERVICES, INC.,
                                 as Borrowers,
                                 -- ----------

                            PROVIDIAN BANCORP, INC.,
                                 as Guarantor,
                                 -- ----------

                           THE LENDERS NAMED HEREIN,
                                  as Lenders
                                  -- -------

                                       and

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent
                            -- -------------- -----

                                       and


BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION                          THE BANK OF NEW YORK

CITICORP USA, INC.                                  COMMERZBANK AG

CREDIT LYONNAIS, SAN FRANCISCO BRANCH               CREDIT SUISSE

    DEUTSCHE BANK AG                            NATIONSBANK OF TEXAS, N.A.

                                  as Co-Agents
                                  -- ---------
--------------------------------------------------------------------------------
                                 [LOGO] CHASE

                                FIRST AMENDMENT

        FIRST AMENDMENT, dated as of April 4, 1997 (this "Amendment"), to the CREDIT AGREEMENT, dated as of May 14, 1996 (the "Credit Agreement"), among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions (individually, a "Lender" and, collectively, the "Lenders") listed on the signature pages hereof or which, pursuant to the terms of the Credit Agreement shall become a "Lender" thereunder; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

        The parties hereto agree as follows:

    1.  AMENDMENTS.  (a) Section 1.01 of the Credit Agreement is hereby amended
        ----------
by inserting the following after the definition of Competitive Bid Option Loans:

    "Consolidated Non-Performing Asset Percentage": as of any day, the percentage equivalent of a fraction, the numerator of which is the amount of unsecured credit card Receivables owned or managed by the Guarantor or any of its Consolidated Subsidiaries on such day (including credit card Receivables that have been securitized by the Guarantor or any such Consolidated Subsidiary) which are either, without duplication, (i) contractually 91 or more days past due or (ii) otherwise on a non-accrual basis and the denominator of which is the amount of unsecured credit card Receivables owned or managed by the Guarantor or any of its Consolidated Subsidiaries on such day (including credit card Receivables that have been securitized by the Guarantor or any such Consolidated Subsidiary) (excluding, in the case of both the numerator and the denominator, Receivables arising from any credit card accounts that were originated as secured card accounts).

    (b) The definition of the term "Subordinated Debt" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

    ; and provided, further, that, without duplication, the 9.525% junior
          --------  -------
    subordinated deferrable interest debentures issued by the Guarantor and the related $160,000,000 of trust preferred securities issued by Providian Capital I shall constitute Subordinated Debt for all purposes hereof.

    (c) Section 9.01 of the Credit Agreement is hereby amended by inserting the following as paragraph (c) at the end thereof:

                 (c)  Non-Performing Asset Percentage. Permit the Consolidated
                      -------------------------------
    Non-Performing Asset Percentage to be greater than 6% as of the end of any calendar month.

    (d) Section 11(j) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, "Reserved".

    2.  REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment,
        ------------------------------
each Obligor represents and warrants to each of the Lenders that (a) the representations and warranties made by it under Section 7 of the Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

    3.  NO OTHER AMENDMENTS.  Except as expressly amended hereby, the Credit
        -------------------
Agreement is and shall remain in full force and effect.

    4.  EFFECTIVE DATE.  This Amendment shall become effective on the first date
        --------------
(the "Effective Date") that the Agent shall receive counterparts of this Amendment duly executed on behalf of each of the Obligors, the Agent and the Majority Lenders. The Agent shall promptly give the Obligors and each Lender notice of the Effective Date and shall furnish the Obligors and each Lender with an executed copy of this Amendment.

    5.  GOVERNING LAW; COUNTERPARTS.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN
        ---------------------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    (b) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                           FIRST DEPOSIT NATIONAL BANK



                                           By /s/ David J. Petrini
                                              __________________________________
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Chief Financial
                                                       Officer


                                           PROVIDIAN NATIONAL BANK



                                           By /s/ David J. Petrini
                                              __________________________________
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Chief Financial
                                                       Officer


                                           PROVIDIAN CREDIT CORPORATION



                                           By /s/ David J. Petrini
                                              __________________________________
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior Financial
                                                       Officer



                                           PROVIDIAN CREDIT SERVICES, INC.



                                           By /s/ David J. Petrini
                                              __________________________________
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Chief Financial
                                                       Officer

                                           PROVIDIAN BANCORP, INC., as Guarantor



                                           By /s/ David J. Petrini
                                              __________________________________
                                               Name:   David J. Petrini
                                               Title:  Senior Vice President
                                                       and Senior Financial
                                                       Officer



                                           THE CHASE MANHATTAN BANK, as Agent



                                           By __________________________________
                                               Name:   Dennis L. Cogan
                                               Title:  Vice President

                         ABN AMRO BANK N.V.


                         By /s/J.M. Janovsky
                            ---------------------------------------
                            Name:  J.M. Janovsky
                            Title: Group V.P.

                         By /s/Kathryn C. Toth
                            --------------------------------------
                         Name:  Kathryn C. Toth
                         Title:  Group V.P. and Operational Manager

                         BANK OF AMERICA ILLINOIS

                         By /s/Raju N. Patel
                            ---------------------------------------
                           Name: Raju N. Patel
                           Title:  Vice President

                         THE BANK OF NEW YORK


                         By /s/Elizabeth T. Ying
                           ---------------------------------------
                           Name: Elizabeth T. Ying
                           Title:  Vice President

                         THE BANK OF NOVA SCOTIA


                         By /s/F.C.H. Ashby
                           ---------------------------------------
                           Name: F.C.H. Ashby
                           Title:  Senior Manager Loan Operations

                         THE FIRST NATIONAL BANK OF BOSTON


                         By /s/John B. Sinclair
                           ---------------------------------------
                           Name: John B. Sinclair
                           Title:  Vice President

                         THE CHASE MANHATTAN BANK


                         By /s/Peter Platten
                           ---------------------------------------
                           Name: Peter Platten
                           Title:  Vice President

                         CITICORP USA, INC.


                         By /s/Stephen P. Zwick
                           ---------------------------------------
                           Name: Stephen P. Zwick
                           Title:  Vice President

                         COMMERZBANK AG, LOS ANGELES BRANCH


                         By /s/Christian Jagenberg
                           ---------------------------------------
                           Name: Christian Jagenberg
                           Title:  SVP and Manager


                         By /s/Werner Schmidbauer
                           ---------------------------------------
                           Name: Werner Schmidbauer
                           Title:  Vice President

                         CAISSE NATIONALE DE CREDIT AGRICOLE


                         By /s/Katherine L. Abbott
                           ---------------------------------------
                           Name: Katherine L. Abbott
                           Title: First Vice President

                         CREDIT LYONNAIS, SAN FRANCISCO
                         BRANCH AND/OR CREDIT LYONNAIS,
                         CAYMAN ISLAND BRANCH


                         By /s/Edward W. Leong
                           ---------------------------------------
                           Name: Edward W. Leong
                           Title:  Vice President & Manager

                         CREDIT SUISSE


                         By /s/F. Byrne
                           ---------------------------------------
                           Name: F. Byrne
                           Title: Director


                         By /s/Jay Chall
                           ----------------------------------------
                           Name: Jay Chall
                           Title:  Director

                         DEUTSCHE BANK AG,
                         NEW YORK AND/OR CAYMAN ISLANDS
                         BRANCHES


                         By /s/Louis Caltavuturo
                           ---------------------------------------
                           Name: Louis Caltavuturo
                           Title: Assistant Vice President


                         By /s/John S. McGill
                           ---------------------------------------
                           Name: John S. McGill
                           Title:  Vice President

                         THE FIRST NATIONAL BANK OF CHICAGO


                         By /s/R.C. English
                           ---------------------------------------
                           Name: Robert C. English
                           Title: Authorized Agent

                         FLEET BANK, N.A.


                         By /s/Stephanie Wilson-Flaherty
                           ---------------------------------------
                           Name: Stephanie Wilson-Flaherty
                           Title: Vice President

                         THE FUJI BANK, LIMITED
                         SAN FRANCISCO AGENCY


                         By /s/Keiichi Ozawa
                           ---------------------------------------
                           Name: Keiichi Ozawa
                           Title: Joint General Manager

                         THE INDUSTRIAL BANK OF JAPAN
                         LIMITED, LOS ANGELES AGENCY


                         By /s/Toru Uozu
                           ----------------------------------------
                           Name: Toru Uozu
                           Title: Vice President

                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK


                         By /s/Anthony R. Malloy
                           ---------------------------------------
                           Name: Anthony R. Malloy
                           Title: Vice President

                         MELLON BANK, N.A.


                         By /s/Dean G. Pace
                           ---------------------------------------
                           Name: Dean G. Pace
                           Title: Vice President

                         NATIONSBANK OF TEXAS


                         By /s/Kate Galletly
                           ---------------------------------------
                           Name: Kate Galletly
                           Title: Senior Vice President

                         THE SAKURA BANK, LIMITED


                         By /s/Yasumasa Kikuchi
                           ---------------------------------------
                           Name: Yasumasa Kikuchi
                           Title: Senior Vice President